As filed with the U.S. Securities and Exchange Commission on April 23, 2013
Registration No. 333-164150

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No 811-7782

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 4 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 41 [X]

John Hancock Variable Life Account S

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street
Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 29, 2013 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 29, 2013

for interests in

John Hancock Variable Life Account S

Interests are made available under

MEDALLION EXECUTIVE VARIABLE LIFE

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, in the first two policy years, a refund of certain sales charges (as described under “Additional information about how certain policy charges work”). This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

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Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Variable Life Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and

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any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium sales charge	Upon payment of premium	6% of Target Premium paid in policy years 1-10 3% of Target Premium paid in policy year 10 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount

(1)	The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.09 per $1,000 of AAR	$0.04 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$165.34 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.03 per $1,000 of AAR	$ 0.03 per $1,000 of AAR
Issue charge:(2)
Minimum charge	Monthly	$20 during first policy year only plus 1¢ per $1,000 of Basic Sum Insured at issue	$20 during first policy year only plus 1¢ per $1,000 of Basic Sum Insured at issue
Maximum charge	Monthly	$20 during first policy year only plus 16¢ per $1,000 of Basic Sum Insured at issue	$20 during first policy year only plus 16¢ per $1,000 of Basic Sum Insured at issue
Charge for representative insured person	Monthly	$20 during first policy year only plus 3¢ per $1,000 of Basic Sum Insured at issue	$20 during first policy year only plus 2¢ per $1,000 of Basic Sum Insured at issue
Account value sales charge(3)
Minimum charge	Monthly	7¢ per $1,000 of Basic Sum Insured at issue	7¢ per $1,000 of Basic Sum Insured at issue
Maximum charge	Monthly	63¢ per $1,000 of Basic Sum Insured at issue	63¢ per $1,000 of Basic Sum Insured at issue
Charge for representative insured person	Monthly	30¢ per $1,000 of Basic Sum Insured at issue	30¢ per $1,000 of Basic Sum Insured at issue
Maintenance charge	Monthly	$8	$6
M&E charge(4)	Daily from separate account assets	.003% of assets	.002% of assets
Maximum policy loan interest rate(5)	Accrues daily payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $1,000,000 policy issued to cover a 20 year old female preferred non-tobacco underwriting risk. The “maximum” rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The issue charge is deducted only during the first 5 policy years and varies by the gender and issue age of the insured person. The charge will vary by the death benefit option selected. The “minimum” rate shown in the table is for a policy issued with a death benefit option A. The “maximum” rate shown in the table is for a policy issued with a death benefit option B. The “representative insured person” referred to in the table is a 45 year old male standard non-tobacco underwriting risk with death benefit option A. The charges shown in the table may not be particularly relevant to your current situation. For more information about issue charges, talk to your John Hancock USA representative.

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(3)	The Account value sales charge is deducted only during the first 5 policy years and varies by the gender and issue age of the insured person. The “minimum” rate shown in the table is for a policy issued to cover a 20 year old female. The “maximum” rate shown in the table is for a policy issued to cover a 65 year old male. The “representative insured person” referred to in the table is a 45 year old male.
(4)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .90% on a guaranteed basis and .60% on a current basis.
(5)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.25% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	1% of all premiums paid in the first policy year

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
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Portfolio	Portfolio Manager	Investment Objective
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
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Portfolio	Portfolio Manager	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	RS Investment Management Co. LLC; and Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek to maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
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Portfolio	Portfolio Manager	Investment Objective
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

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We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

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The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy holders under the policy.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $50.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

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Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit feature is not in effect and the insured person dies

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during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or “GDB Premium”) is defined in the policy and is “due” on each modal processing date. (The term “modal processing date” is defined under “Planned Premiums”).

The GDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender. No GDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The Death Benefit” below).

If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed. The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The Death Benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

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Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the sales charge deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Requesting an increase in coverage

After the first policy year, we may approve an increase in the Total Sum Insured. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

  the remaining Total Sum Insured will be at least $100,000, and
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  the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Additional Sum Insured increases.
  Change of death benefit Option from A to B.

A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve your request.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the

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terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

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The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change.

Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
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  The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, in the first two policy years, a refund of certain sales charges (as described under “Additional information about how certain policy charges work”). This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.
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  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.
  DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.
  Premium sales charge - A charge to help defray our sales costs. The current charge is a percentage of a certain portion of the premium you pay. The percentage is 6% in policy years 1 through 10. In no event will this charge exceed 3% after the 10th policy year. The portion of each year’s premium that is currently subject to the charge is called the “Target Premium.” The Target Premium is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid after the 10th policy year.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 1% of premium paid in the first policy year.

Deductions from account value

  Account value sales charge - A monthly charge to help defray our sales costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. This charge will appear in the “Policy Specifications” section of the policy. As an example, the monthly charge for a male age 45 is 30¢ per $1,000 of Basic Sum Insured.
  Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of $20 deducted only during the first policy year, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. Both parts of this charge will appear in the “Policy Specifications” section of the policy. As an example, the second part of this monthly charge for a male age 45 is 3¢ per $1,000 of Basic Sum Insured.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $6).
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in
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  your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date). Higher current insurance rates are generally applicable to policies issued on a “guaranteed issue” basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities. It is our current intention to make a credit to your account value to reflect a reduction in the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed.
  M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.
  Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the enhanced cash value rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.
  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium sales charges help to compensate us for the cost of selling our policies (see “Description of Charges at the Policy Level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

If you surrender the policy during the first two policy years, we will refund a portion of the total sales charges that have been deducted from premiums and account value. The refund will be equal to the amount by which such total sales charges exceed the sum of the following:

  30% of premiums paid up to one SEC Guideline Annual Premium (as defined below), plus
  10% of any premiums paid that exceed one SEC Guideline Annual Premium but do not exceed two SEC Guideline Annual Premiums, plus
  9% of any premiums paid that exceed two SEC Guideline Annual Premiums.

An SEC Guideline Annual Premium is the level annual premium that would be required for a fixed life insurance policy on the life of the insured person with a face amount equal to the Total Sum Insured of the policy being surrendered and having the same optional insurance benefit riders as the policy being surrendered. Calculation of this level annual premium is based on certain assumptions prescribed by the SEC for this purpose.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you

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paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $6,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $3,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

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Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the optional Enhanced Cash Value Rider is available.

  Enhanced Cash Value Rider - If you surrender the policy at any time during the first 7 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The benefit is paid in addition to the policy surrender value. The benefit is equal to a percentage of total premiums paid less cumulative partial withdrawals. The percentage used in each policy year will be specified in the policy. Also, if you die during the first 7 policy years and the rider is in effect, we will increase the policy’s account value by the amount of the benefit in determining the death benefit payable. Since the rider may increase the amount of insurance for which we are at risk, it may increase the amount of the insurance charge described under “Deductions from account value.” The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy. This rider may not be available in all states.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

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  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
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  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

  10 days after you receive it (this period may be longer in some states);
  10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or
  45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

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Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Basic Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

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We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

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Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 50% of the target premium paid in the first policy year, and 11% of the target premium paid in years 2-10. The maximum commission on any premium paid in excess of the target premium in any policy year is 3.75%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

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General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

38

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

39

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

40

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Variable Life Account S at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

41

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164150

Statement of Additional Information
dated April 29, 2013

for interests in

John Hancock Variable Life Account S
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account” “Registrant”).

Except for the succession of John Hancock USA as the Depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account S (the “Registrant” or “Separate Account”), is a separate account initially established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Variable Life Account S at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2012, 2011, and 2010 was $156,801,522, $158,741,294 and $145,301,936, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-164150	333-164156
333-164151	333-164154
333-164152	333-164155
333-164153
4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

F-85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

F-86

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

F-87

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

F-88

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2012 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2012

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account S

“Active” sub-accounts

500 Index Trust B	International Small Company Trust
Active Bond Trust	International Value Trust
All Cap Core Trust	Investment Quality Bond Trust
All Cap Value Trust	Lifestyle Aggressive Trust
Alpha Opportunities Trust	Lifestyle Balanced Trust
American Asset Allocation Trust Series 1	Lifestyle Conservative Trust
American Global Growth Trust Series 1	Lifestyle Growth Trust
American Global Small Capitalization Trust Series 1	Lifestyle Moderate Trust
American Growth Trust Series 1	Mid Cap Index Trust
American Growth-Income Trust Series 1	Mid Cap Stock Trust
American High-Income Bond Trust Series 1	Mid Value Trust
American International Trust Series 1	Money Market Trust B
American New World Trust Series 1	Natural Resources Trust
Blue Chip Growth Trust	Real Estate Securities Trust
Bond Trust	Real Return Bond Trust
Capital Appreciation Trust	Science & Technology Trust
Capital Appreciation Value Trust	Short Term Government Income Trust
Core Allocation Plus Trust	Small Cap Growth Trust
Core Bond Trust	Small Cap Index Trust
Core Strategy Trust	Small Cap Opportunities Trust
Disciplined Diversification Trust	Small Cap Value Trust
Emerging Markets Value Trust	Small Company Value Trust
Equity-Income Trust	Smaller Company Growth Trust
Financial Services Trust	Strategic Income Opportunities Trust
Franklin Templeton Founding Allocation Trust	Total Bond Market Trust B
Fundamental All Cap Core Trust	Total Return Trust
Fundamental Holdings Trust Series 1	Total Stock Market Index Trust
Fundamental Large Cap Value Trust	Ultra Short Term Bond Trust
Fundamental Value Trust	U.S. Equity Trust
Global Bond Trust	Utilities Trust
Global Diversification Trust Series 1	Value Trust
Global Trust	All Asset Portfolio
Health Sciences Trust	Brandes International Equity Trust
High Yield Trust	Business Opportunity Value Trust
International Core Trust	Frontier Capital Appreciation Trust
International Equity Index Trust B	Large Cap Growth Trust
International Growth Stock Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

American Blue Chip Income and Growth Trust Series 1	International Opportunities Trust
Balanced Trust	Large Cap Trust
International Equity Index Trust A

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2012, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2013

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
500 Index Trust B - 21,544,847 shares (cost $323,407,952)	$388,022,699
Active Bond Trust - 4,653,093 shares (cost $45,034,904)	47,321,957
All Cap Core Trust - 10,829 shares (cost $177,275)	205,216
All Cap Value Trust - 985,768 shares (cost $7,847,588)	8,260,732
Alpha Opportunities Trust - 117,310 shares (cost $1,445,024)	1,568,435
American Asset Allocation Trust Series 1 - 38,218 shares (cost $381,246)	476,574
American Blue Chip Income and Growth Trust Series 1	—
American Global Growth Trust Series 1 - 37,135 shares (cost $398,901)	456,393
American Global Small Capitalization Trust Series 1 - 22,640 shares (cost $208,299)	213,498
American Growth Trust Series 1 - 1,511,952 shares (cost $21,984,242)	26,307,956
American Growth-Income Trust Series 1 - 500,556 shares (cost $7,720,082)	8,339,256
American High-Income Bond Trust Series 1 - 111,587 shares (cost $1,249,078)	1,216,294
American International Trust Series 1 - 1,535,386 shares (cost $22,652,811)	24,581,525
American New World Trust Series 1 - 322,201 shares (cost $4,163,211)	4,365,818
Balanced Trust	—
Blue Chip Growth Trust - 3,935,412 shares (cost $72,232,692)	95,433,748
Bond Trust - 103,447 shares (cost $1,454,728)	1,446,185
Capital Appreciation Trust - 2,979,866 shares (cost $27,828,831)	34,298,257
Capital Appreciation Value Trust - 174,160 shares (cost $2,072,823)	2,044,642
Core Allocation Plus Trust - 114,458 shares (cost $1,203,634)	1,192,656
Core Bond Trust - 603,950 shares (cost $8,363,034)	8,400,951
Core Strategy Trust - 2,529 shares (cost $32,320)	34,341
Disciplined Diversification Trust - 38,773 shares (cost $478,863)	494,360
Emerging Markets Value Trust - 2,514,215 shares (cost $30,496,504)	26,952,381
Equity-Income Trust - 8,845,918 shares (cost $120,800,886)	136,934,815
Financial Services Trust - 172,880 shares (cost $1,950,298)	2,126,420
Franklin Templeton Founding Allocation Trust - 48,318 shares (cost $439,986)	517,968
Fundamental All Cap Core Trust - 3,326,117 shares (cost $44,341,867)	51,089,154
Fundamental Holdings Trust Series 1 - 5,982 shares (cost $60,987)	66,694
Fundamental Large Cap Value Trust - 132,418 shares (cost $1,499,054)	1,612,852
Fundamental Value Trust - 298,717 shares (cost $3,843,045)	4,564,403
Global Bond Trust - 3,287,115 shares (cost $42,702,865)	43,126,947
Global Diversification Trust Series 1 - 40,458 shares (cost $414,646)	440,586
Global Trust - 68,468 shares (cost $995,179)	1,085,212
Health Sciences Trust - 794,915 shares (cost $13,969,954)	16,756,803
High Yield Trust - 6,365,200 shares (cost $37,990,929)	37,872,941
International Core Trust - 955,895 shares (cost $10,955,556)	9,157,471
International Equity Index Trust A	—
International Equity Index Trust B - 6,862,344 shares (cost $107,051,839)	105,131,106
International Growth Stock Trust - 566,610 shares (cost $7,841,891)	8,108,189
International Opportunities Trust	—
International Small Company Trust - 712,727 shares (cost $6,798,982)	7,234,180
International Value Trust - 3,551,164 shares (cost $40,098,138)	42,010,271
Investment Quality Bond Trust - 1,132,014 shares (cost $13,342,378)	13,923,770
Large Cap Trust	—

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
Lifestyle Aggressive Trust - 533,162 shares (cost $4,350,287)	$4,697,155
Lifestyle Balanced Trust - 5,536,240 shares (cost $57,144,054)	69,202,995
Lifestyle Conservative Trust - 480,533 shares (cost $6,177,803)	6,237,316
Lifestyle Growth Trust - 3,253,706 shares (cost $36,228,096)	39,760,288
Lifestyle Moderate Trust - 1,003,682 shares (cost $12,730,687)	12,837,098
Mid Cap Index Trust - 1,083,380 shares (cost $17,973,672)	18,904,977
Mid Cap Stock Trust - 2,061,025 shares (cost $28,483,859)	32,502,358
Mid Value Trust - 2,905,897 shares (cost $27,226,533)	33,272,518
Money Market Trust B - 116,293,763 shares (cost $116,293,763)	116,293,763
Natural Resources Trust - 2,209,701 shares (cost $24,076,626)	21,920,233
Real Estate Securities Trust - 4,064,324 shares (cost $47,248,666)	57,103,750
Real Return Bond Trust - 1,563,996 shares (cost $19,566,736)	20,613,466
Science & Technology Trust - 224,863 shares (cost $3,767,234)	3,892,373
Short Term Government Income Trust - 3,556,279 shares (cost $46,241,352)	45,733,746
Small Cap Growth Trust - 4,317,441 shares (cost $40,172,136)	40,281,721
Small Cap Index Trust - 1,364,610 shares (cost $17,002,841)	16,907,518
Small Cap Opportunities Trust - 349,180 shares (cost $6,394,607)	7,688,941
Small Cap Value Trust - 3,362,616 shares (cost $57,227,101)	69,505,273
Small Company Value Trust - 311,619 shares (cost $4,980,361)	6,064,115
Smaller Company Growth Trust - 46,720 shares (cost $749,217)	813,392
Strategic Income Opportunities Trust - 581,033 shares (cost $8,107,892)	7,791,650
Total Bond Market Trust B - 4,042,619 shares (cost $41,487,461)	43,296,453
Total Return Trust - 8,240,833 shares (cost $117,427,719)	120,645,796
Total Stock Market Index Trust - 1,597,676 shares (cost $17,378,508)	21,009,440
Ultra Short Term Bond Trust - 35,552 shares (cost $438,477)	431,244
U.S. Equity Trust - 87,467 shares (cost $1,212,270)	1,227,159
Utilities Trust - 1,035,782 shares (cost $12,100,291)	13,506,593
Value Trust - 540,311 shares (cost $8,499,852)	10,422,607

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 2,766,492 shares (cost $29,580,220)	$31,925,318
Brandes International Equity Trust - 5,824,353 shares (cost $67,256,512)	67,387,760
Business Opportunity Value Trust - 1,586,564 shares (cost $14,784,894)	18,150,287
Frontier Capital Appreciation Trust - 1,968,399 shares (cost $45,586,890)	46,021,168
Large Cap Growth Trust - 2,342,723 shares (cost $35,216,890)	44,980,286

Total assets	$2,214,422,413

Contract Owners’ Equity

Variable universal life insurance contracts	$2,214,422,413

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$3,799,036	$6,368,286	$1,929,228	$2,392,684

Total investment income	3,799,036	6,368,286	1,929,228	2,392,684
Expenses:
Mortality and expense risk	212,229	217,964	71,292	69,518

Net investment income (loss)	3,586,807	6,150,322	1,857,936	2,323,166

Realized gains (losses) on investments:
Capital gain distributions	—	—	306,153	—
Net realized gains (losses)	4,300,247	1,086,440	445,522	480,678

Realized gains (losses)	4,300,247	1,086,440	751,675	480,678
Unrealized appreciation (depreciation) during the period	46,207,135	(562,167)	1,494,898	(386,559)

Net increase (decrease) in assets from operations	54,094,189	6,674,595	4,104,509	2,417,285

Changes from principal transactions:
Transfer of net premiums	6,433,212	7,101,106	1,363,891	1,139,104
Transfer on terminations	(23,308,517)	(17,324,793)	(3,510,023)	(3,974,840)
Transfer on policy loans	(7,242)	(832,503)	(222,223)	(311,706)
Net interfund transfers	(224,179)	(5,057,887)	1,668,016	3,223,221

Net increase (decrease) in assets from principal transactions	(17,106,726)	(16,114,077)	(700,339)	75,779

Total increase (decrease) in assets	36,987,463	(9,439,482)	3,404,170	2,493,064

Assets, beginning of period	351,035,236	360,474,718	43,917,787	41,424,723

Assets, end of period	$388,022,699	$351,035,236	$47,321,957	$43,917,787

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Value Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$1,289,726	$1,513,656	$2,254	$1,967	$78,178	$46,454

1,289,726	1,513,656	2,254	1,967	78,178	46,454

9,418	9,390	768	890	14,657	14,145

1,280,308	1,504,266	1,486	1,077	63,521	32,309

—	—	—	—	449,853	—
487,998	285,289	26,489	7,565	1,326,982	161,127

487,998	285,289	26,489	7,565	1,776,835	161,127
1,896,968	(1,387,370)	15,667	(8,632)	(617,832)	(617,053)

3,665,274	402,185	43,642	10	1,222,524	(423,617)

635,609	440,912	32,255	11,657	214,915	202,179
(881,975)	(758,045)	(54,290)	(40,605)	(398,669)	(352,985)
11,709	640,130	(145)	(111)	(25,820)	(4,485)
4,302,887	1,934,395	(122,609)	124,158	(4,544,330)	4,134,437

4,068,230	2,257,392	(144,789)	95,099	(4,753,904)	3,979,146

7,733,504	2,659,577	(101,147)	95,109	(3,531,380)	3,555,529

24,191,814	21,532,237	306,363	211,254	11,792,112	8,236,583

$31,925,318	$24,191,814	$205,216	$306,363	$8,260,732	$11,792,112

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$8,954	$2,952	$7,285	$6,889

Total investment income	8,954	2,952	7,285	6,889
Expenses:
Mortality and expense risk	180	51	—	—

Net investment income (loss)	8,774	2,901	7,285	6,889

Realized gains (losses) on investments:
Capital gain distributions	103,100	22,830	—	—
Net realized gains (losses)	33,947	(4,561)	30,062	39,423

Realized gains (losses)	137,047	18,269	30,062	39,423
Unrealized appreciation (depreciation) during the period	139,574	(18,131)	31,239	(18,122)

Net increase (decrease) in assets from operations	285,395	3,039	68,586	28,190

Changes from principal transactions:
Transfer of net premiums	15,304	3,418	28,036	39,934
Transfer on terminations	(13,737)	(6,252)	(15,052)	(54,681)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(468,598)	1,718,039	(52,122)	(658,853)

Net increase (decrease) in assets from principal transactions	(467,031)	1,715,205	(39,138)	(673,600)

Total increase (decrease) in assets	(181,636)	1,718,244	29,448	(645,410)

Assets, beginning of period	1,750,071	31,827	447,126	1,092,536

Assets, end of period	$1,568,435	$1,750,071	$476,574	$447,126

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(h)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

See accompanying notes.

10

Sub-Account
American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1	American Global Growth Trust Series 1
Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)

—	$28,108	—	$2,090	$8,009

—	28,108	—	2,090	8,009

1,854	1,781	676	35	30

(1,854)	26,327	(676)	2,055	7,979

522,284	—	—	—	—
(171,065)	(268,678)	49,215	3,418	(1,748)

351,219	(268,678)	49,215	3,418	(1,748)
(21,435)	231,758	(10,990)	92,526	(35,034)

327,930	(10,593)	37,549	97,999	(28,803)

74,585	99,575	39,758	9,350	6,538
(424,516)	(299,280)	(75,734)	(17,527)	(29,073)
7,336	(21,277)	(10,466)	2,608	(196)
(2,037,979)	214,589	(1,262,057)	(448,465)	863,962

(2,380,574)	(6,393)	(1,308,499)	(454,034)	841,231

(2,052,644)	(16,986)	(1,270,950)	(356,035)	812,428

2,052,644	2,069,630	1,270,950	812,428	—

—	$2,052,644	—	$456,393	$812,428

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Small Capitalization Trust Series 1		American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,802	$458	$106,767	$74,967

Total investment income	1,802	458	106,767	74,967
Expenses:
Mortality and expense risk	96	19	30,734	25,334

Net investment income (loss)	1,706	439	76,033	49,633

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,247	(64)	2,374,067	2,944,435

Realized gains (losses)	1,247	(64)	2,374,067	2,944,435
Unrealized appreciation (depreciation) during the period	11,817	(6,618)	2,345,468	(4,655,848)

Net increase (decrease) in assets from operations	14,770	(6,243)	4,795,568	(1,661,780)

Changes from principal transactions:
Transfer of net premiums	2,437	—	742,311	1,472,467
Transfer on terminations	(3,982)	(870)	(1,655,521)	(2,333,018)
Transfer on policy loans	—	—	9,373	(131,081)
Net interfund transfers	154,614	52,772	(7,942,756)	(3,682,344)

Net increase (decrease) in assets from principal transactions	153,069	51,902	(8,846,593)	(4,673,976)

Total increase (decrease) in assets	167,839	45,659	(4,051,025)	(6,335,756)

Assets, beginning of period	45,659	—	30,358,981	36,694,737

Assets, end of period	$213,498	$45,659	$26,307,956	$30,358,981

(t)	Fund available in prior year but no activity.

See accompanying notes.

12

Sub-Account
American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1		American International Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$103,868	$61,419	$80,271	$55,104	$255,719	$436,768

103,868	61,419	80,271	55,104	255,719	436,768

10,485	8,031	3,674	2,273	12,036	14,317

93,383	53,388	76,597	52,831	243,683	422,451

—	—	—	—	—	—
668,932	24,836	822	(887)	435,165	981,073

668,932	24,836	822	(887)	435,165	981,073
27,126	(184,969)	35,461	(68,244)	3,287,714	(5,708,890)

789,441	(106,745)	112,880	(16,300)	3,966,562	(4,305,366)

146,246	180,701	3,791	—	544,920	554,831
(717,628)	(254,381)	(102,191)	(58,110)	(1,341,618)	(994,363)
5,911	(134,061)	—	(49,350)	20,387	(260,760)
3,088,047	(445,373)	455,854	869,720	(6,431,313)	(810,074)

2,522,576	(653,114)	357,454	762,260	(7,207,624)	(1,510,366)

3,312,017	(759,859)	470,334	745,960	(3,241,062)	(5,815,732)

5,027,239	5,787,098	745,960	—	27,822,587	33,638,319

$8,339,256	$5,027,239	$1,216,294	$745,960	$24,581,525	$27,822,587

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust Series 1		Balanced Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$24,339	$54,230	$1,318	$1,192

Total investment income	24,339	54,230	1,318	1,192
Expenses:
Mortality and expense risk	2,366	2,130	—	—

Net investment income (loss)	21,973	52,100	1,318	1,192

Realized gains (losses) on investments:
Capital gain distributions	—	—	30,129	280
Net realized gains (losses)	(6,337)	58,102	(22,333)	36

Realized gains (losses)	(6,337)	58,102	7,796	316
Unrealized appreciation (depreciation) during the period	619,865	(655,152)	(1,543)	(673)

Net increase (decrease) in assets from operations	635,501	(544,950)	7,571	835

Changes from principal transactions:
Transfer of net premiums	85,820	53,984	3	2,638
Transfer on terminations	(123,641)	(244,839)	(1,180)	(921)
Transfer on policy loans	8,286	(29,971)	—	—
Net interfund transfers	(41,460)	185,323	(95,120)	57,272

Net increase (decrease) in assets from principal transactions	(70,995)	(35,503)	(96,297)	58,989

Total increase (decrease) in assets	564,506	(580,453)	(88,726)	59,824

Assets, beginning of period	3,801,312	4,381,765	88,726	28,902

Assets, end of period	$4,365,818	$3,801,312	—	$88,726

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

14

Sub-Account
Blue Chip Growth Trust		Bond Trust		Brandes International Equity Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$128,034	$12,339	$37,245	$31,441	$1,329,972	$2,560,762

128,034	12,339	37,245	31,441	1,329,972	2,560,762

145,983	145,884	862	146	2,366	2,870

(17,949)	(133,545)	36,383	31,295	1,327,606	2,557,892

—	—	5,680	—	—	—
3,577,348	2,485,800	825	8	(13,508,389)	(10,946,912)

3,577,348	2,485,800	6,505	8	(13,508,389)	(10,946,912)
11,654,620	(1,079,313)	12,977	(21,520)	25,813,982	(2,646,873)

15,214,019	1,272,942	55,865	9,783	13,633,199	(11,035,893)

2,299,532	3,318,037	31,413	5,302	2,236,966	3,182,881
(7,216,601)	(6,982,067)	(126,839)	(7,003)	(4,736,069)	(6,217,566)
(70,233)	(306,824)	(116)	—	28,940	(599,177)
708,910	318,314	261,395	1,216,385	(17,850,819)	(11,032,937)

(4,278,392)	(3,652,540)	165,853	1,214,684	(20,320,982)	(14,666,799)

10,935,627	(2,379,598)	221,718	1,224,467	(6,687,783)	(25,702,692)

84,498,121	86,877,719	1,224,467	—	74,075,543	99,778,235

$95,433,748	$84,498,121	$1,446,185	$1,224,467	$67,387,760	$74,075,543

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Business Opportunity Value Trust		Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$152,533	$77,805	$71,821	$42,980

Total investment income	152,533	77,805	71,821	42,980
Expenses:
Mortality and expense risk	1,149	1,144	49,510	52,726

Net investment income (loss)	151,384	76,661	22,311	(9,746)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	481,600	(325,340)	3,345,697	1,870,123

Realized gains (losses)	481,600	(325,340)	3,345,697	1,870,123
Unrealized appreciation (depreciation) during the period	2,297,039	(622,663)	2,291,271	(1,863,761)

Net increase (decrease) in assets from operations	2,930,023	(871,342)	5,659,279	(3,384)

Changes from principal transactions:
Transfer of net premiums	903,856	1,008,778	950,357	1,366,023
Transfer on terminations	(1,106,842)	(1,476,706)	(2,520,697)	(2,962,608)
Transfer on policy loans	(36,964)	(362,409)	(18,933)	(75,722)
Net interfund transfers	(2,307,117)	(5,244,342)	(6,606,466)	(924,812)

Net increase (decrease) in assets from principal transactions	(2,547,067)	(6,074,679)	(8,195,739)	(2,597,119)

Total increase (decrease) in assets	382,956	(6,946,021)	(2,536,460)	(2,600,503)

Assets, beginning of period	17,767,331	24,713,352	36,834,717	39,435,220

Assets, end of period	$18,150,287	$17,767,331	$34,298,257	$36,834,717

See accompanying notes.

16

Sub-Account
Capital Appreciation Value Trust		Core Allocation Plus Trust		Core Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$26,221	$11,527	$13,385	$6,056	$223,812	$160,728

26,221	11,527	13,385	6,056	223,812	160,728

—	—	—	—	2,680	2,723

26,221	11,527	13,385	6,056	221,132	158,005

92,046	12,425	3,996	23,397	188,839	156,346
38,481	23,299	(26,076)	(930)	116,887	275,929

130,527	35,724	(22,080)	22,467	305,726	432,275
(29,684)	65,555	39,173	(55,238)	(44,891)	(110,642)

127,064	112,806	30,478	(26,715)	481,967	479,638

27,747	28,520	5,232	17,383	126,713	89,915
(75,091)	(43,776)	(4,096)	(13,957)	(964,691)	(765,622)
(2,998)	(154)	—	—	18,035	4,575
1,017,349	(1,544,116)	750,359	362,760	3,404,554	(3,637,865)

967,007	(1,559,526)	751,495	366,186	2,584,611	(4,308,997)

1,094,071	(1,446,720)	781,973	339,471	3,066,578	(3,829,359)

950,571	2,397,291	410,683	71,212	5,334,373	9,163,732

$2,044,642	$950,571	$1,192,656	$410,683	$8,400,951	$5,334,373

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Diversified Growth & Income Trust Series 1	Core Strategy Trust
	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,065	$933	$650

Total investment income	1,065	933	650
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	1,065	933	650

Realized gains (losses) on investments:
Capital gain distributions	539	—	—
Net realized gains (losses)	2,306	15	23,000

Realized gains (losses)	2,845	15	23,000
Unrealized appreciation (depreciation) during the period	(2,217)	2,665	(1,115)

Net increase (decrease) in assets from operations	1,693	3,613	22,535

Changes from principal transactions:
Transfer of net premiums	2,332	1,157	—
Transfer on terminations	(2,364)	(402)	(1,907)
Transfer on policy loans	—	—	—
Net interfund transfers	(69,549)	1,848	(715,666)

Net increase (decrease) in assets from principal transactions	(69,581)	2,603	(717,573)

Total increase (decrease) in assets	(67,888)	6,216	(695,038)

Assets, beginning of period	67,888	28,125	723,163

Assets, end of period	—	$34,341	$28,125

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.

See accompanying notes.

18

Sub-Account
Disciplined Diversification Trust		Emerging Markets Value Trust		Equity-Income Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$11,748	$11,185	$282,257	$438,501	$2,840,900	$2,466,092

11,748	11,185	282,257	438,501	2,840,900	2,466,092

—	—	8,335	10,778	173,199	170,719

11,748	11,185	273,922	427,723	2,667,701	2,295,373

6,392	2,424	1,711,823	3,391,585	—	—
(1,535)	77,569	(2,307,635)	1,723,786	(1,001,479)	(3,508,953)

4,857	79,993	(595,812)	5,115,371	(1,001,479)	(3,508,953)
42,956	(101,222)	4,537,872	(13,860,126)	19,938,296	(971,924)

59,561	(10,044)	4,215,982	(8,317,032)	21,604,518	(2,185,504)

13,877	13,186	460,487	1,053,950	2,870,645	4,093,508
(29,620)	(72,451)	(1,035,184)	(1,029,628)	(10,983,319)	(12,605,775)
—	—	22,192	(281,787)	(219,237)	(30,899)
(28,799)	(314,222)	593,535	(2,743,020)	(3,958,292)	8,348,725

(44,542)	(373,487)	41,030	(3,000,485)	(12,290,203)	(194,441)

15,019	(383,531)	4,257,012	(11,317,517)	9,314,315	(2,379,945)

479,341	862,872	22,695,369	34,012,886	127,620,500	130,000,445

$494,360	$479,341	$26,952,381	$22,695,369	$136,934,815	$127,620,500

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust		Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$17,065	$33,715	$15,501	$14,378

Total investment income	17,065	33,715	15,501	14,378
Expenses:
Mortality and expense risk	1,563	1,710	—	—

Net investment income (loss)	15,502	32,005	15,501	14,378

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	25,949	172,015	(623)	63,652

Realized gains (losses)	25,949	172,015	(623)	63,652
Unrealized appreciation (depreciation) during the period	257,534	(420,184)	56,310	(54,592)

Net increase (decrease) in assets from operations	298,985	(216,164)	71,188	23,438

Changes from principal transactions:
Transfer of net premiums	69,177	72,713	2,478	21,280
Transfer on terminations	(187,233)	(248,639)	(39,479)	(8,472)
Transfer on policy loans	(2,677)	(126,375)	—	—
Net interfund transfers	260,190	(175,086)	22,159	(713,690)

Net increase (decrease) in assets from principal transactions	139,457	(477,387)	(14,842)	(700,882)

Total increase (decrease) in assets	438,442	(693,551)	56,346	(677,444)

Assets, beginning of period	1,687,978	2,381,529	461,622	1,139,066

Assets, end of period	$2,126,420	$1,687,978	$517,968	$461,622

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(o)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.

See accompanying notes.

20

Sub-Account
Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust		Fundamental Holdings Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)

$142,998	—	$393,192	$541,601	$1,131	$733

142,998	—	393,192	541,601	1,131	733

1,722	1,925	131,975	144,416	334	160

141,276	(1,925)	261,217	397,185	797	573

2,909,145	5,145,088	—	—	—	—
1,235,263	3,979,118	(136,393)	(691,376)	1,073	209

4,144,408	9,124,206	(136,393)	(691,376)	1,073	209
3,262,032	(13,569,680)	10,051,032	(869,069)	4,070	230

7,547,716	(4,447,399)	10,175,856	(1,163,260)	5,940	1,012

1,712,866	1,762,973	1,579,775	2,195,195	5,660	175
(2,291,812)	(4,951,950)	(4,625,651)	(5,549,125)	(1,907)	(2,918)
(20,361)	(847,956)	(126,608)	(167,037)	—	—
(5,978,289)	(2,638,854)	(2,196,517)	(1,566,915)	10,446	22,909

(6,577,596)	(6,675,787)	(5,369,001)	(5,087,882)	14,199	20,166

970,120	(11,123,186)	4,806,855	(6,251,142)	20,139	21,178

45,051,048	56,174,234	46,282,299	52,533,441	46,555	25,377

$46,021,168	$45,051,048	$51,089,154	$46,282,299	$66,694	$46,555

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Large Cap Value Trust		Fundamental Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$17,714	$11,118	$44,080	$53,748

Total investment income	17,714	11,118	44,080	53,748
Expenses:
Mortality and expense risk	272	3	3,633	3,491

Net investment income (loss)	17,442	11,115	40,447	50,257

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	76,173	(102,768)	753,464	(93,737)

Realized gains (losses)	76,173	(102,768)	753,464	(93,737)
Unrealized appreciation (depreciation) during the period	159,535	100,193	(75,398)	(271,453)

Net increase (decrease) in assets from operations	253,150	8,540	718,513	(314,933)

Changes from principal transactions:
Transfer of net premiums	52,468	46,169	311,998	419,347
Transfer on terminations	(35,919)	(42,066)	(616,752)	(439,117)
Transfer on policy loans	(29,773)	43,275	(34,175)	(48,958)
Net interfund transfers	337,283	(32,754)	(1,613,686)	(222,079)

Net increase (decrease) in assets from principal transactions	324,059	14,624	(1,952,615)	(290,807)

Total increase (decrease) in assets	577,209	23,164	(1,234,102)	(605,740)

Assets, beginning of period	1,035,643	1,012,479	5,798,505	6,404,245

Assets, end of period	$1,612,852	$1,035,643	$4,564,403	$5,798,505

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(p)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

22

Sub-Account
Global Bond Trust		Global Diversification Trust Series 1		Global Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$2,706,533	$2,226,822	$7,287	$14,741	$23,189	$68,930

2,706,533	2,226,822	7,287	14,741	23,189	68,930

26,331	28,516	153	8	493	462

2,680,202	2,198,306	7,134	14,733	22,696	68,468

—	—	—	—	—	—
801,883	(320,492)	18,251	(91,529)	65,102	(53,691)

801,883	(320,492)	18,251	(91,529)	65,102	(53,691)
(950,544)	1,154,454	95,661	(73,054)	203,411	(279,369)

2,531,541	3,032,268	121,046	(149,850)	291,209	(264,592)

888,546	1,160,678	19,185	138,310	26,199	26,417
(2,181,583)	(3,187,307)	(49,495)	(131,184)	(109,702)	(1,165,101)
(189,879)	(237,820)	(3,995)	(6,578)	—	—
5,717,185	(2,001,149)	(390,234)	122,215	(2,057,217)	(455,396)

4,234,269	(4,265,598)	(424,539)	122,763	(2,140,720)	(1,594,080)

6,765,810	(1,233,330)	(303,493)	(27,087)	(1,849,511)	(1,858,672)

36,361,137	37,594,467	744,079	771,166	2,934,723	4,793,395

$43,126,947	$36,361,137	$440,586	$744,079	$1,085,212	$2,934,723

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust		High Yield Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$2,703,635	$2,604,051

Total investment income	—	—	2,703,635	2,604,051
Expenses:
Mortality and expense risk	15,561	12,434	25,299	22,092

Net investment income (loss)	(15,561)	(12,434)	2,678,336	2,581,959

Realized gains (losses) on investments:
Capital gain distributions	945,768	96,736	—	—
Net realized gains (losses)	868,119	1,069,331	(3,377,774)	(2,460,841)

Realized gains (losses)	1,813,887	1,166,067	(3,377,774)	(2,460,841)
Unrealized appreciation (depreciation) during the period	1,741,638	(137,159)	6,468,096	120,412

Net increase (decrease) in assets from operations	3,539,964	1,016,474	5,768,658	241,530

Changes from principal transactions:
Transfer of net premiums	587,351	324,205	607,790	927,369
Transfer on terminations	(1,195,592)	(1,249,346)	(1,997,237)	(2,445,045)
Transfer on policy loans	(57,447)	(359,902)	(42,243)	(171,476)
Net interfund transfers	3,613,830	1,624,589	4,826,719	2,530,724

Net increase (decrease) in assets from principal transactions	2,948,142	339,546	3,395,029	841,572

Total increase (decrease) in assets	6,488,106	1,356,020	9,163,687	1,083,102

Assets, beginning of period	10,268,697	8,912,677	28,709,254	27,626,152

Assets, end of period	$16,756,803	$10,268,697	$37,872,941	$28,709,254

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

See accompanying notes.

24

Sub-Account
International Core Trust		International Equity Index Trust A		International Equity Index Trust B
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$251,853	$240,247	$215,645	$175,870	$1,202,487	$3,383,323

251,853	240,247	215,645	175,870	1,202,487	3,383,323

1,437	1,757	3,063	4,712	78,116	93,125

250,416	238,490	212,582	171,158	1,124,371	3,290,198

—	—	378,713	127,634	—	—
28,658	19,798	(926,147)	(232,753)	(1,008,160)	(4,429,799)

28,658	19,798	(547,434)	(105,119)	(1,008,160)	(4,429,799)
967,377	(1,214,490)	955,567	(870,601)	15,034,794	(12,658,417)

1,246,451	(956,202)	620,715	(804,562)	15,151,005	(13,798,018)

126,610	142,706	208,945	228,953	1,400,912	1,755,968
(353,264)	(180,728)	(375,298)	(442,666)	(4,505,909)	(4,877,089)
(25,287)	(296)	2,361	4,259	(92,152)	(846,141)
(704,895)	301,099	(5,161,579)	409,766	7,320,651	(21,304,959)

(956,836)	262,781	(5,325,571)	200,312	4,123,502	(25,272,221)

289,615	(693,421)	(4,704,856)	(604,250)	19,274,507	(39,070,239)

8,867,856	9,561,277	4,704,856	5,309,106	85,856,599	124,926,838

$9,157,471	$8,867,856	—	$4,704,856	$105,131,106	$85,856,599

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Growth Stock Trust	International Opportunities Trust
	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$54,395	$158,893	$80,323

Total investment income	54,395	158,893	80,323
Expenses:
Mortality and expense risk	462	2,515	3,745

Net investment income (loss)	53,933	156,378	76,578

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	2,917	(61,731)	(613,988)

Realized gains (losses)	2,917	(61,731)	(613,988)
Unrealized appreciation (depreciation) during the period	266,298	554,226	(1,285,864)

Net increase (decrease) in assets from operations	323,148	648,873	(1,823,274)

Changes from principal transactions:
Transfer of net premiums	31,091	293,437	420,818
Transfer on terminations	(57,469)	(422,729)	(751,695)
Transfer on policy loans	453	(7,080)	(32,311)
Net interfund transfers	7,810,966	(8,608,717)	(1,173,130)

Net increase (decrease) in assets from principal transactions	7,785,041	(8,745,089)	(1,536,318)

Total increase (decrease) in assets	8,108,189	(8,096,216)	(3,359,592)

Assets, beginning of period	—	8,096,216	11,455,808

Assets, end of period	$8,108,189	—	$8,096,216

(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(v)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

26

Sub-Account
International Small Company Trust		International Value Trust		Investment Quality Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$91,884	$178,251	$1,082,218	$1,250,957	$302,689	$405,399

91,884	178,251	1,082,218	1,250,957	302,689	405,399

3,180	4,172	61,357	74,973	14,299	12,065

88,704	174,079	1,020,861	1,175,984	288,390	393,334

—	—	—	—	—	—
3,011	218,390	(654,924)	211,268	394,723	88,495

3,011	218,390	(654,924)	211,268	394,723	88,495
1,380,556	(2,265,006)	6,751,902	(7,886,549)	161,849	231,117

1,472,271	(1,872,537)	7,117,839	(6,499,297)	844,962	712,946

132,480	470,755	1,063,126	1,929,159	165,129	147,645
(308,853)	(557,351)	(2,869,944)	(5,116,016)	(796,815)	(1,003,761)
22,269	(17,468)	73,546	(181,809)	4,691	(230,674)
(2,943,716)	630,002	(6,604,191)	(3,780,376)	3,831,319	691,083

(3,097,820)	525,938	(8,337,463)	(7,149,042)	3,204,324	(395,707)

(1,625,549)	(1,346,599)	(1,219,624)	(13,648,339)	4,049,286	317,239

8,859,729	10,206,328	43,229,895	56,878,234	9,874,484	9,557,245

$7,234,180	$8,859,729	$42,010,271	$43,229,895	$13,923,770	$9,874,484

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth Trust		Large Cap Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$21,185	—	$11,656	$19,278

Total investment income	21,185	—	11,656	19,278
Expenses:
Mortality and expense risk	2,753	2,675	1,061	1,742

Net investment income (loss)	18,432	(2,675)	10,595	17,536

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,708,047	167,475	169,532	100,399

Realized gains (losses)	1,708,047	167,475	169,532	100,399
Unrealized appreciation (depreciation) during the period	5,514,587	(802,540)	12,255	(106,883)

Net increase (decrease) in assets from operations	7,241,066	(637,740)	192,382	11,052

Changes from principal transactions:
Transfer of net premiums	1,492,212	1,622,090	15,114	96,362
Transfer on terminations	(2,219,154)	(2,888,162)	(72,808)	(143,044)
Transfer on policy loans	87,611	(435,304)	—	—
Net interfund transfers	525,459	(81,520)	(1,454,289)	(474,531)

Net increase (decrease) in assets from principal transactions	(113,872)	(1,782,896)	(1,511,983)	(521,213)

Total increase (decrease) in assets	7,127,194	(2,420,636)	(1,319,601)	(510,161)

Assets, beginning of period	37,853,092	40,273,728	1,319,601	1,829,762

Assets, end of period	$44,980,286	$37,853,092	—	$1,319,601

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

28

Sub-Account
Large Cap Value Trust	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$64,685	$66,081	$92,447	$1,564,551	$2,314,556

64,685	66,081	92,447	1,564,551	2,314,556

2,897	6,243	7,692	124,342	154,547

61,788	59,838	84,755	1,440,209	2,160,009

—	—	—	—	—
1,752,385	254,797	167,859	2,523,462	2,157,409

1,752,385	254,797	167,859	2,523,462	2,157,409
(788,003)	445,146	(576,776)	3,532,415	(4,031,501)

1,026,170	759,781	(324,162)	7,496,086	285,917

187,470	466,729	630,879	2,006,313	2,578,192
(587,234)	(448,012)	(898,924)	(8,766,339)	(7,040,462)
(112,034)	(2,864)	(454,044)	(124,050)	(455,545)
(14,680,143)	(848,340)	(1,705,621)	1,566,161	(2,156,793)

(15,191,941)	(832,487)	(2,427,710)	(5,317,915)	(7,074,608)

(14,165,771)	(72,706)	(2,751,872)	2,178,171	(6,788,691)

14,165,771	4,769,861	7,521,733	67,024,824	73,813,515

—	$4,697,155	$4,769,861	$69,202,995	$67,024,824

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust		Lifestyle Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$178,469	$179,934	$732,665	$1,190,940

Total investment income	178,469	179,934	732,665	1,190,940
Expenses:
Mortality and expense risk	3,054	2,222	78,692	84,067

Net investment income (loss)	175,415	177,712	653,973	1,106,873

Realized gains (losses) on investments:
Capital gain distributions	133,662	—	—	—
Net realized gains (losses)	84,179	225,658	(1,492,843)	(1,063,555)

Realized gains (losses)	217,841	225,658	(1,492,843)	(1,063,555)
Unrealized appreciation (depreciation) during the period	52,938	(235,773)	6,448,810	(876,842)

Net increase (decrease) in assets from operations	446,194	167,597	5,609,940	(833,524)

Changes from principal transactions:
Transfer of net premiums	100,548	310,659	1,884,488	3,820,653
Transfer on terminations	(389,012)	(421,782)	(1,606,397)	(2,854,515)
Transfer on policy loans	1,567	(330,725)	36,517	(714,017)
Net interfund transfers	1,762,712	(289,236)	(7,601,925)	(2,950,547)

Net increase (decrease) in assets from principal transactions	1,475,815	(731,084)	(7,287,317)	(2,698,426)

Total increase (decrease) in assets	1,922,009	(563,487)	(1,677,377)	(3,531,950)

Assets, beginning of period	4,315,307	4,878,794	41,437,665	44,969,615

Assets, end of period	$6,237,316	$4,315,307	$39,760,288	$41,437,665

See accompanying notes.

30

Sub-Account
Lifestyle Moderate Trust		Mid Cap Index Trust		Mid Cap Stock Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$321,612	$141,826	$272,666	$131,360	—	—

321,612	141,826	272,666	131,360	—	—

12,761	2,688	7,540	8,229	49,914	54,475

308,851	139,138	265,126	123,131	(49,914)	(54,475)

—	—	1,762,928	422,450	—	—
118,231	94,797	1,124,000	1,336,974	573,769	1,610,903

118,231	94,797	2,886,928	1,759,424	573,769	1,610,903
116,084	(165,646)	(139,511)	(2,017,765)	5,602,840	(4,595,997)

543,166	68,289	3,012,543	(135,210)	6,126,695	(3,039,569)

374,619	227,801	521,703	561,321	803,051	1,173,504
(583,684)	(645,376)	(1,147,017)	(893,953)	(1,895,659)	(2,649,044)
(20,342)	(225,332)	(16,384)	(515,729)	(84,439)	(361,978)
8,692,530	1,344,186	(840,979)	(1,643,617)	(738,865)	(2,859,537)

8,463,123	701,279	(1,482,677)	(2,491,978)	(1,915,912)	(4,697,055)

9,006,289	769,568	1,529,866	(2,627,188)	4,210,783	(7,736,624)

3,830,809	3,061,241	17,375,111	20,002,299	28,291,575	36,028,199

$12,837,098	$3,830,809	$18,904,977	$17,375,111	$32,502,358	$28,291,575

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$296,605	$273,785	$48,693	—

Total investment income	296,605	273,785	48,693	—
Expenses:
Mortality and expense risk	39,583	40,475	67,001	95,890

Net investment income (loss)	257,022	233,310	(18,308)	(95,890)

Realized gains (losses) on investments:
Capital gain distributions	2,641,101	—	8,306	127,184
Net realized gains (losses)	919,686	(14,367)	—	—

Realized gains (losses)	3,560,787	(14,367)	8,306	127,184
Unrealized appreciation (depreciation) during the period	2,216,825	(1,886,802)	—	—

Net increase (decrease) in assets from operations	6,034,634	(1,667,859)	(10,002)	31,294

Changes from principal transactions:
Transfer of net premiums	729,471	841,778	12,285,665	15,028,913
Transfer on terminations	(2,629,534)	(2,956,285)	(45,411,752)	(31,410,802)
Transfer on policy loans	7,891	(315,879)	(2,425,321)	(10,843,453)
Net interfund transfers	(3,642,484)	(2,682,307)	6,041,130	16,885,819

Net increase (decrease) in assets from principal transactions	(5,534,656)	(5,112,693)	(29,510,278)	(10,339,523)

Total increase (decrease) in assets	499,978	(6,780,552)	(29,520,280)	(10,308,229)

Assets, beginning of period	32,772,540	39,553,092	145,814,043	156,122,272

Assets, end of period	$33,272,518	$32,772,540	$116,293,763	$145,814,043

See accompanying notes.

32

Sub-Account
Natural Resources Trust		Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$186,448	$129,829	$984,918	$798,849	$339,283	$682,371

186,448	129,829	984,918	798,849	339,283	682,371

14,543	19,302	32,013	32,182	10,287	8,741

171,905	110,527	952,905	766,667	328,996	673,630

—	—	—	—	—	—
4,262	1,909,285	1,679,872	783,335	567,896	180,197

4,262	1,909,285	1,679,872	783,335	567,896	180,197
(19,796)	(7,596,836)	6,128,990	2,881,580	712,984	1,027,451

156,371	(5,577,024)	8,761,767	4,431,582	1,609,876	1,881,278

559,406	968,367	919,418	1,324,419	876,395	1,139,321
(972,839)	(2,019,700)	(3,491,754)	(4,704,060)	(1,076,737)	(1,272,038)
(82,343)	(419,315)	(140,787)	(199,357)	(68,592)	(155,909)
1,993,084	(625,436)	(1,242,617)	1,047,954	784,801	4,123,169

1,497,308	(2,096,084)	(3,955,740)	(2,531,044)	515,867	3,834,543

1,653,679	(7,673,108)	4,806,027	1,900,538	2,125,743	5,715,821

20,266,554	27,939,662	52,297,723	50,397,185	18,487,723	12,771,902

$21,920,233	$20,266,554	$57,103,750	$52,297,723	$20,613,466	$18,487,723

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short Term Government Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$946,390	$918,480

Total investment income	—	—	946,390	918,480
Expenses:
Mortality and expense risk	4,373	6,227	30,441	34,633

Net investment income (loss)	(4,373)	(6,227)	915,949	883,847

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	96,524
Net realized gains (losses)	114,974	946,688	(37,011)	155,811

Realized gains (losses)	114,974	946,688	(37,011)	252,335
Unrealized appreciation (depreciation) during the period	206,576	(1,191,977)	(328,202)	(139,408)

Net increase (decrease) in assets from operations	317,177	(251,516)	550,736	996,774

Changes from principal transactions:
Transfer of net premiums	99,762	166,327	535,186	539,731
Transfer on terminations	(225,430)	(383,006)	(6,331,173)	(2,444,443)
Transfer on policy loans	(2,463)	(298,125)	(5,153,388)	73,139
Net interfund transfers	670,049	(1,332,532)	18,790,945	9,406,476

Net increase (decrease) in assets from principal transactions	541,918	(1,847,336)	7,841,570	7,574,903

Total increase (decrease) in assets	859,095	(2,098,852)	8,392,306	8,571,677

Assets, beginning of period	3,033,278	5,132,130	37,341,440	28,769,763

Assets, end of period	$3,892,373	$3,033,278	$45,733,746	$37,341,440

See accompanying notes.

34

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$318,651	$188,467	—	$9,110

—	—	318,651	188,467	—	9,110

77,724	88,676	6,682	6,551	2,520	3,664

(77,724)	(88,676)	311,969	181,916	(2,520)	5,446

5,421,733	1,113,261	2,625,925	67,156	—	—
(62,487)	860,498	246,500	386,798	808,207	736,570

5,359,246	1,973,759	2,872,425	453,954	808,207	736,570
1,262,668	(4,944,538)	(869,651)	(1,322,035)	538,968	(954,431)

6,544,190	(3,059,455)	2,314,743	(686,165)	1,344,655	(212,415)

926,348	1,497,763	305,479	354,660	283,745	266,481
(2,976,775)	(2,937,189)	(1,187,295)	(737,432)	(517,377)	(335,948)
(130,454)	(445,748)	(2,954)	(205,644)	(1,937)	2,003
(5,499,978)	(740,677)	599,341	(421,888)	(1,316,724)	(3,330,155)

(7,680,859)	(2,625,851)	(285,429)	(1,010,304)	(1,552,293)	(3,397,619)

(1,136,669)	(5,685,306)	2,029,314	(1,696,469)	(207,638)	(3,610,034)

41,418,390	47,103,696	14,878,204	16,574,673	7,896,579	11,506,613

$40,281,721	$41,418,390	$16,907,518	$14,878,204	$7,688,941	$7,896,579

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust		Small Company Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$628,267	$631,399	$14,372	$34,435

Total investment income	628,267	631,399	14,372	34,435
Expenses:
Mortality and expense risk	46,341	45,624	5,383	5,603

Net investment income (loss)	581,926	585,775	8,989	28,832

Realized gains (losses) on investments:
Capital gain distributions	3,333,045	—	—	—
Net realized gains (losses)	3,934,688	1,594,357	391,867	276,187

Realized gains (losses)	7,267,733	1,594,357	391,867	276,187
Unrealized appreciation (depreciation) during the period	2,694,015	(1,548,408)	453,457	(421,891)

Net increase (decrease) in assets from operations	10,543,674	631,724	854,313	(116,872)

Changes from principal transactions:
Transfer of net premiums	1,342,650	1,920,788	224,144	280,536
Transfer on terminations	(5,503,057)	(5,296,108)	(478,294)	(483,136)
Transfer on policy loans	(115,970)	(234,275)	(8,351)	(33,959)
Net interfund transfers	(8,557,696)	(2,184,158)	147,969	168,568

Net increase (decrease) in assets from principal transactions	(12,834,073)	(5,793,753)	(114,532)	(67,991)

Total increase (decrease) in assets	(2,290,399)	(5,162,029)	739,781	(184,863)

Assets, beginning of period	71,795,672	76,957,701	5,324,334	5,509,197

Assets, end of period	$69,505,273	$71,795,672	$6,064,115	$5,324,334

See accompanying notes.

36

Sub-Account
Smaller Company Growth Trust		Strategic Income Opportunities Trust		Total Bond Market Trust B
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$519,339	$773,829	$726,840	$1,914,748

—	—	519,339	773,829	726,840	1,914,748

380	733	7,246	7,331	38,606	38,902

(380)	(733)	512,093	766,498	688,234	1,875,846

49,200	—	—	—	—	—
28,752	56,697	(204,321)	19,110	447,947	513,702

77,952	56,697	(204,321)	19,110	447,947	513,702
21,305	(109,909)	588,705	(640,614)	617,835	858,328

98,877	(53,945)	896,477	144,994	1,754,016	3,247,876

18,336	37,001	221,570	245,188	716,322	947,430
(100,798)	(101,848)	(834,945)	(528,990)	(2,981,068)	(3,383,131)
(10,861)	(51,717)	(203,788)	(49,089)	(163,607)	(254,761)
121,097	(1,096,839)	634,223	(534,633)	(739,704)	(843,116)

27,774	(1,213,403)	(182,940)	(867,524)	(3,168,057)	(3,533,578)

126,651	(1,267,348)	713,537	(722,530)	(1,414,041)	(285,702)

686,741	1,954,089	7,078,113	7,800,643	44,710,494	44,996,196

$813,392	$686,741	$7,791,650	$7,078,113	$43,296,453	$44,710,494

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust		Total Stock Market Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$2,617,858	$5,000,333	$332,334	$262,734

Total investment income	2,617,858	5,000,333	332,334	262,734
Expenses:
Mortality and expense risk	17,783	17,020	19,212	21,213

Net investment income (loss)	2,600,075	4,983,313	313,122	241,521

Realized gains (losses) on investments:
Capital gain distributions	—	4,334,217	54,567	—
Net realized gains (losses)	449,356	1,907,818	513,529	593,440

Realized gains (losses)	449,356	6,242,035	568,096	593,440
Unrealized appreciation (depreciation) during the period	6,901,572	(6,826,659)	2,054,649	(734,012)

Net increase (decrease) in assets from operations	9,951,003	4,398,689	2,935,867	100,949

Changes from principal transactions:
Transfer of net premiums	2,509,749	4,014,642	509,016	486,634
Transfer on terminations	(9,984,758)	(6,904,006)	(1,707,159)	(1,731,702)
Transfer on policy loans	(5,462,718)	(401,879)	(122,283)	(115,144)
Net interfund transfers	10,677,947	(5,194,216)	7,907	(898,747)

Net increase (decrease) in assets from principal transactions	(2,259,780)	(8,485,459)	(1,312,519)	(2,258,959)

Total increase (decrease) in assets	7,691,223	(4,086,770)	1,623,348	(2,158,010)

Assets, beginning of period	112,954,573	117,041,343	19,386,092	21,544,102

Assets, end of period	$120,645,796	$112,954,573	$21,009,440	$19,386,092

(t)	Fund available in prior year but no activity.
(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

38

Sub-Account
Ultra Short Term Bond Trust		U.S. Equity Trust	Utilities Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,966	$10,811	$18,851	$485,281	$743,939

4,966	10,811	18,851	485,281	743,939

609	360	1,662	10,222	11,290

4,357	10,451	17,189	475,059	732,649

—	—	—	—	—
(5,090)	(52)	(18,842)	1,581,397	347,532

(5,090)	(52)	(18,842)	1,581,397	347,532
3,665	(10,898)	14,888	(112,559)	(13,530)

2,932	(499)	13,235	1,943,897	1,066,651

33,778	34,703	42,210	308,288	362,526
(385,111)	(15,006)	(319,885)	(4,023,185)	(4,376,442)
—	—	3,721	(11,732)	(61,238)
33,584	726,863	1,487,878	(4,241,180)	5,236,519

(317,749)	746,560	1,213,924	(7,967,809)	1,161,365

(314,817)	746,061	1,227,159	(6,023,912)	2,228,016

746,061	—	—	19,530,505	17,302,489

$431,244	$746,061	$1,227,159	$13,506,593	$19,530,505

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust		Total
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$89,780	$98,681	$33,969,846	$44,765,307

Total investment income	89,780	98,681	33,969,846	44,765,307
Expenses:
Mortality and expense risk	5,131	3,182	1,849,775	1,972,138

Net investment income (loss)	84,649	95,499	32,120,071	42,793,169

Realized gains (losses) on investments:
Capital gain distributions	—	—	23,684,388	15,140,076
Net realized gains (losses)	550,451	608,624	15,734,543	12,685,802

Realized gains (losses)	550,451	608,624	39,418,931	27,825,878
Unrealized appreciation (depreciation) during the period	812,507	(688,295)	214,951,835	(114,073,444)

Net increase (decrease) in assets from operations	1,447,607	15,828	286,490,837	(43,454,397)

Changes from principal transactions:
Transfer of net premiums	282,479	378,036	60,940,084	79,763,627
Transfer on terminations	(591,186)	(2,115,567)	(193,250,355)	(184,493,131)
Transfer on policy loans	(31,703)	(147,959)	(15,247,515)	(23,788,518)
Net interfund transfers	1,385,196	(290,352)	(20,064,117)	(50,328,093)

Net increase (decrease) in assets from principal transactions	1,044,786	(2,175,842)	(167,621,903)	(178,846,115)

Total increase (decrease) in assets	2,492,393	(2,160,014)	118,868,934	(222,300,512)

Assets, beginning of period	7,930,214	10,090,228	2,095,553,479	2,317,853,991

Assets, end of period	$10,422,607	$7,930,214	$2,214,422,413	$2,095,553,479

See accompanying notes.

40

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2012

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 68 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2012. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life nsurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
International Growth Stock Trust	November 5, 2012
U.S. Equity Trust	April 30, 2012

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
American Blue Chip Income and Growth Trust Series 1	American Growth-Income Trust Series 1	November 5, 2012
Balanced Trust	Lifestyle Growth Trust	April 30, 2012
International Equity Index Trust A	International Equity Index Trust B	November 5, 2012
International Opportunities Trust	International Growth Stock Trust	November 5, 2012
Large Cap Trust	U.S. Equity Trust	April 30, 2012

41

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$2,214,422,413
Level 2	—
Level 3	—

$2,214,422,413

42

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charges

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$25,286,523	$38,806,441
Active Bond Trust	9,935,981	8,472,231
All Cap Core Trust	391,520	534,824
All Cap Value Trust	1,252,952	5,493,482
Alpha Opportunities Trust	314,399	669,556

43

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Asset Allocation Trust Series 1	$89,134	$120,987
American Blue Chip Income and Growth Trust Series 1	2,977,213	4,837,357
American Global Growth Trust Series 1	63,839	515,818
American Global Small Capitalization Trust Series 1	171,420	16,645
American Growth Trust Series 1	1,802,345	10,572,905
American Growth-Income Trust Series 1	5,735,249	3,119,291
American High-Income Bond Trust Series 1	844,359	410,307
American International Trust Series 1	3,284,893	10,248,834
American New World Trust Series 1	945,049	994,071
Balanced Trust	31,448	96,299
Blue Chip Growth Trust	10,998,243	15,294,585
Bond Trust	779,586	571,671
Capital Appreciation Trust	6,276,794	14,450,222
Capital Appreciation Value Trust	2,059,071	973,797
Core Allocation Plus Trust	1,215,685	446,809
Core Bond Trust	7,107,669	4,113,087
Core Strategy Trust	3,937	401
Disciplined Diversification Trust	63,328	89,730
Emerging Markets Value Trust	10,111,966	8,085,192
Equity-Income Trust	17,818,274	27,440,776
Financial Services Trust	465,900	310,941
Franklin Templeton Founding Allocation Trust	40,726	40,066
Fundamental All Cap Core Trust	2,383,735	7,491,519
Fundamental Holdings Trust Series 1	22,873	7,878
Fundamental Large Cap Value Trust	1,341,948	1,000,447
Fundamental Value Trust	555,198	2,467,365
Global Bond Trust	15,700,407	8,785,936
Global Diversification Trust Series 1	307,110	724,514
Global Trust	429,867	2,547,891
Health Sciences Trust	7,034,353	3,156,004
High Yield Trust	22,340,208	16,266,842
International Core Trust	729,289	1,435,709
International Equity Index Trust A	3,921,693	8,655,969
International Equity Index Trust B	15,900,898	10,653,025
International Growth Stock Trust	8,038,866	199,892
International Opportunities Trust	2,506,611	11,095,323
International Small Company Trust	2,304,005	5,313,122
International Value Trust	7,192,535	14,509,137
Investment Quality Bond Trust	9,103,521	5,610,807
Large Cap Trust	834,923	2,336,311
Lifestyle Aggressive Trust	747,962	1,520,611
Lifestyle Balanced Trust	6,390,029	10,267,737
Lifestyle Conservative Trust	2,986,272	1,201,379
Lifestyle Growth Trust	3,888,308	10,521,651
Lifestyle Moderate Trust	10,303,942	1,531,969
Mid Cap Index Trust	7,825,429	7,280,051
Mid Cap Stock Trust	6,265,601	8,231,426
Mid Value Trust	6,263,713	8,900,246
Money Market Trust B	71,161,279	100,681,559
Natural Resources Trust	8,630,484	6,961,271
Real Estate Securities Trust	7,214,685	10,217,520
Real Return Bond Trust	10,156,958	9,312,095

44

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Science & Technology Trust	$1,151,900	$614,356
Short Term Government Income Trust	28,156,248	19,398,729
Small Cap Growth Trust	9,418,219	11,755,070
Small Cap Index Trust	5,566,784	2,914,318
Small Cap Opportunities Trust	2,964,268	4,519,080
Small Cap Value Trust	9,242,917	18,162,018
Small Company Value Trust	1,555,515	1,661,058
Smaller Company Growth Trust	382,196	305,602
Strategic Income Opportunities Trust	2,490,802	2,161,649
Total Bond Market Trust B	5,150,234	7,630,056
Total Return Trust	32,794,395	32,454,099
Total Stock Market Index Trust	2,850,369	3,795,198
Ultra Short Term Bond Trust	434,253	747,646
U.S. Equity Trust	2,930,182	1,699,070
Utilities Trust	3,588,485	11,081,237
Value Trust	4,438,098	3,308,662
All Asset Portfolio	9,705,711	4,357,173
Brandes International Equity Trust	7,937,137	26,930,513
Business Opportunity Value Trust	2,199,437	4,595,121
Frontier Capital Appreciation Trust	8,992,724	12,519,898
Large Cap Growth Trust	7,730,726	7,826,166

	$502,230,805	$614,048,250

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

45

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2013 and has determined that no events have occurred that require additional disclosure.

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	15,556	16,243	18,200	20,463	21,981
Units issued	811	994	699	1,583	2,175
Units redeemed	(1,530)	(1,681)	(2,656)	(3,846)	(3,693)

Units, end of period (000’s)	14,837	15,556	16,243	18,200	20,463

Unit value, end of period $	25.70 to 28.52	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66
Assets, end of period $ (000’s)	388,023	351,035	360,475	352,933	315,740
Investment income ratio*	1.01%	1.78%	1.73%	2.21%	2.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.09% to 15.80%	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,378	1,389	1,416	1,672	2,146
Units issued	244	258	231	173	139
Units redeemed	(255)	(269)	(258)	(429)	(613)

Units, end of period (000’s)	1,367	1,378	1,389	1,416	1,672

Unit value, end of period $	29.85 to 66.31	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09
Assets, end of period $ (000’s)	47,322	43,918	41,425	36,794	35,824
Investment income ratio*	4.27%	5.54%	7.68%	7.02%	5.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.07% to 9.76%	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,758	1,590	1,627	1,423	684
Units issued	570	414	339	1,267	1,658
Units redeemed	(305)	(246)	(376)	(1,063)	(919)

Units, end of period (000’s)	2,023	1,758	1,590	1,627	1,423

Unit value, end of period $	15.08 to 15.82	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93
Assets, end of period $ (000’s)	31,925	24,192	21,532	19,560	14,121
Investment income ratio*	4.67%	6.58%	6.79%	7.83%	6.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.94% to 14.65%	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	27	19	11	4	5
Units issued	31	16	17	7	—
Units redeemed	(42)	(8)	(9)	—	(1)

Units, end of period (000’s)	16	27	19	11	4

Unit value, end of period $	13.08 to 13.72	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05
Assets, end of period $ (000’s)	205	306	211	107	33
Investment income ratio*	0.84%	1.01%	1.48%	3.01%	1.78%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.91% to 16.62%	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	846	567	628	550	312
Units issued	48	348	132	246	359
Units redeemed	(358)	(69)	(193)	(168)	(121)

Units, end of period (000’s)	536	846	567	628	550

Unit value, end of period $	14.87 to 15.60	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78
Assets, end of period $ (000’s)	8,261	11,792	8,237	7,722	5,347
Investment income ratio*	0.71%	0.46%	0.44%	0.64%	1.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.23% to 10.92%	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	128	2	—	—
Units issued	13	133	2	1
Units redeemed	(46)	(7)	—	(1)

Units, end of period (000’s)	95	128	2	—

Unit value, end of period $	16.25 to 16.63	13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	1,568	1,750	32	—
Investment income ratio*	0.64%	0.46%	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.62% to 21.38%	(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	44	108	63	—
Units issued	7	12	78	93
Units redeemed	(11)	(76)	(33)	(30)

Units, end of period (000’s)	40	44	108	63

Unit value, end of period $	11.75	10.15	10.06	8.98
Assets, end of period $ (000’s)	477	447	1,093	563
Investment income ratio*	1.55%	1.39%	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	15.77%	0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	176	174	182	179	173
Units issued	194	56	29	49	40
Units redeemed	(370)	(54)	(37)	(46)	(34)

Units, end of period (000’s)	—	176	174	182	179

Unit value, end of period $	12.59 to 13.19	11.29 to 11.76	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36
Assets, end of period $ (000’s)	—	2,053	2,070	1,934	1,495
Investment income ratio*	0.00%	1.31%	1.28%	1.74%	4.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.57% to 12.15%	(1.90%) to (1.29%)	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	89	—
Units issued	6	92
Units redeemed	(54)	(3)

Units, end of period (000’s)	41	89

Unit value, end of period $	11.05 to 11.19	9.10 to 9.17
Assets, end of period $ (000’s)	456	812
Investment income ratio*	0.34%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.37% to 22.12%	(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	6	—
Units issued	19	6
Units redeemed	(2)	—

Units, end of period (000’s)	23	6

Unit value, end of period $	9.51 to 9.64	8.13 to 8.19
Assets, end of period $ (000’s)	213	46
Investment income ratio*	1.39%	1.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.98% to 17.71%	(19.93%) to (19.43%)

(t)	Fund available in prior year but no activity.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,377	2,730	2,859	2,008	1,732
Units issued	121	552	1,047	2,023	996
Units redeemed	(741)	(905)	(1,176)	(1,172)	(720)

Units, end of period (000’s)	1,757	2,377	2,730	2,859	2,008

Unit value, end of period $	14.40 to 15.11	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21
Assets, end of period $ (000’s)	26,308	30,359	36,695	32,514	16,441
Investment income ratio*	0.38%	0.22%	0.36%	0.27%	1.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.49%	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	438	492	699	332	310
Units issued	432	23	48	476	60
Units redeemed	(246)	(77)	(255)	(109)	(38)

Units, end of period (000’s)	624	438	492	699	332

Unit value, end of period $	12.98 to 13.62	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17
Assets, end of period $ (000’s)	8,339	5,027	5,787	7,428	2,692
Investment income ratio*	2.07%	1.14%	0.94%	1.45%	2.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.44% to 17.16%	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	74	—
Units issued	70	93
Units redeemed	(37)	(19)

Units, end of period (000’s)	107	74

Unit value, end of period $	11.34 to 11.49	10.09 to 10.16
Assets, end of period $ (000’s)	1,216	746
Investment income ratio*	8.27%	11.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.41% to 13.11%	0.83% to 1.46%

(t) Fund available in prior year but no activity.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,108	2,183	1,923	1,874	976
Units issued	211	388	657	1,240	1,334
Units redeemed	(733)	(463)	(397)	(1,191)	(436)

Units, end of period (000’s)	1,586	2,108	2,183	1,923	1,874

Unit value, end of period $	14.83 to 15.55	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14
Assets, end of period $ (000’s)	24,582	27,823	33,638	27,722	18,951
Investment income ratio*	1.06%	1.40%	1.70%	1.15%	5.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.50%	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	284	280	55	—
Units issued	61	137	301	68
Units redeemed	(67)	(133)	(76)	(13)

Units, end of period (000’s)	278	284	280	55

Unit value, end of period $	15.41 to 15.77	13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	4,366	3,801	4,382	729
Investment income ratio*	0.61%	1.48%	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.64% to 17.37%	(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust
	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	6	2	—
Units issued	—	4	3
Units redeemed	(6)	—	(1)

Units, end of period (000’s)	—	6	2

Unit value, end of period $	14.46 to 14.73	13.34 to 13.57	13.28 to 13.41
Assets, end of period $ (000’s)	—	89	29
Investment income ratio*	4.38%	2.39%	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.35% to 8.57%	0.50% to 1.13%	11.94% to 12.63%

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(t)	Fund available in prior year but no activity.

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,532	3,700	3,853	4,206	4,372
Units issued	366	509	376	294	369
Units redeemed	(496)	(677)	(529)	(647)	(535)

Units, end of period (000’s)	3,402	3,532	3,700	3,853	4,206

Unit value, end of period $	30.64 to 79.24	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69
Assets, end of period $ (000’s)	95,434	84,498	86,878	78,242	61,013
Investment income ratio*	0.13%	0.01%	0.09%	0.19%	0.39%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.66% to 18.39%	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)

	Sub-Account
	Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)
Units, beginning of period	121	—
Units issued	69	122
Units redeemed	(55)	(1)

Units, end of period (000’s)	135	121

Unit value, end of period $	10.64 to 10.72	10.07 to 10.08
Assets, end of period $ (000’s)	1,446	1,224
Investment income ratio*	3.72%	14.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.65% to 6.31%	0.70% to 0.82%

(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,991	3,483	3,821	4,419	4,795
Units issued	243	380	386	521	1,019
Units redeemed	(978)	(872)	(724)	(1,119)	(1,395)

Units, end of period (000’s)	2,256	2,991	3,483	3,821	4,419

Unit value, end of period $	27.49 to 30.57	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36
Assets, end of period $ (000’s)	67,388	74,076	99,778	104,544	96,474
Investment income ratio*	1.84%	2.98%	3.27%	2.41%	3.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	19.94% to 20.68%	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,289	1,720	2,052	1,987	1,535
Units issued	136	125	496	662	809
Units redeemed	(303)	(556)	(828)	(597)	(357)

Units, end of period (000’s)	1,122	1,289	1,720	2,052	1,987

Unit value, end of period $	15.16 to 16.20	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58
Assets, end of period $ (000’s)	18,150	17,767	24,713	27,001	20,983
Investment income ratio*	0.84%	0.38%	0.77%	0.85%	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.56% to 17.29%	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,674	2,866	2,815	2,457	2,617
Units issued	396	542	629	881	814
Units redeemed	(919)	(734)	(578)	(523)	(974)

Units, end of period (000’s)	2,151	2,674	2,866	2,815	2,457

Unit value, end of period $	15.37 to 16.13	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72
Assets, end of period $ (000’s)	34,298	36,835	39,435	34,648	21,273
Investment income ratio*	0.19%	0.11%	0.19%	0.33%	0.50%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.31% to 16.03%	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	86	223	163	3	—
Units issued	156	115	150	166	3
Units redeemed	(81)	(252)	(90)	(6)	—

Units, end of period (000’s)	161	86	223	163	3

Unit value, end of period $	12.76	11.12	10.79	9.47	7.27
Assets, end of period $ (000’s)	2,045	951	2,397	1,538	20
Investment income ratio*	2.28%	1.37%	1.87%	11.49%	1.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	14.77%	3.09%	13.91%	30.26%	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	45	8	—
Units issued	113	40	8
Units redeemed	(45)	(3)	—

Units, end of period (000’s)	113	45	8

Unit value, end of period $	10.63	9.36	9.58
Assets, end of period $ (000’s)	1,193	411	71
Investment income ratio*	3.90%	1.64%	1.86%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	13.53%	(2.26%)	10.57%

(t) Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	363	677	792	329	261
Units issued	438	150	124	627	293
Units redeemed	(265)	(464)	(239)	(164)	(225)

Units, end of period (000’s)	536	363	677	792	329

Unit value, end of period $	14.94 to 15.67	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53
Assets, end of period $ (000’s)	8,401	5,334	9,164	10,009	3,786
Investment income ratio*	2.90%	2.58%	2.45%	4.06%	5.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.88% to 6.54%	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	70	3	—
Units issued	—	—	67	11
Units redeemed	—	(67)	—	(8)

Units, end of period (000’s)	3	3	70	3

Unit value, end of period $	11.64	10.34	10.32	9.17
Assets, end of period $ (000’s)	34	28	723	25
Investment income ratio*	3.01%	0.52%	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	12.58%	0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	47	83	149	—
Units issued	4	43	12	149
Units redeemed	(8)	(79)	(78)	—

Units, end of period (000’s)	43	47	83	149

Unit value, end of period $	11.51	10.21	10.42	9.19
Assets, end of period $ (000’s)	494	479	863	1,367
Investment income ratio*	2.46%	2.04%	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	12.79%	(2.04%)	13.45%	27.27%

(t)	Fund available in prior year but no activity.

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,179	2,383	1,302	978	336
Units issued	721	626	1,543	1,469	786
Units redeemed	(717)	(830)	(462)	(1,145)	(144)

Units, end of period (000’s)	2,183	2,179	2,383	1,302	978

Unit value, end of period $	11.93 to 12.36	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77
Assets, end of period $ (000’s)	26,952	22,695	34,013	15,110	5,637
Investment income ratio*	1.11%	1.52%	1.61%	0.16%	4.09%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.77% to 18.49%	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,714	4,764	5,175	5,774	6,590
Units issued	505	1,031	823	693	863
Units redeemed	(904)	(1,081)	(1,234)	(1,292)	(1,679)

Units, end of period (000’s)	4,315	4,714	4,764	5,175	5,774

Unit value, end of period $	29.54 to 32.78	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40
Assets, end of period $ (000’s)	136,935	127,621	130,000	122,774	109,191
Investment income ratio*	2.11%	1.86%	1.98%	2.22%	2.48%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.75% to 17.47%	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	151	199	257	189	167
Units issued	38	47	74	139	73
Units redeemed	(24)	(95)	(132)	(71)	(51)

Units, end of period (000’s)	165	151	199	257	189

Unit value, end of period $	10.87 to 20.02	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79
Assets, end of period $ (000’s)	2,126	1,688	2,382	2,667	1,406
Investment income ratio*	0.83%	1.56%	0.31%	0.88%	1.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.29% to 18.03%	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	46	114	164	1	—
Units issued	2	4	39	164	1
Units redeemed	(4)	(72)	(89)	(1)	—

Units, end of period (000’s)	44	46	114	164	1

Unit value, end of period $	11.34	9.75	9.89	8.93	6.79
Assets, end of period $ (000’s)	518	462	1,139	1,469	8
Investment income ratio*	3.28%	2.56%	2.42%	23.94%	8.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	16.33%	(1.45%)	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

61

A John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,130	1,300	1,500	1,748	1,754
Units issued	133	463	474	415	388
Units redeemed	(278)	(633)	(674)	(663)	(394)

Units, end of period (000’s)	985	1,130	1,300	1,500	1,748

Unit value, end of period $	50.88 to 54.36	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44
Assets, end of period $ (000’s)	46,021	45,051	56,174	50,797	40,217
Investment income ratio*	0.30%	0.00%	0.22%	0.04%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.71% to 17.43%	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)
Units, beginning of period	4,017	4,459	4,967	5,689	22
Units issued	157	226	282	408	6,603
Units redeemed	(580)	(668)	(790)	(1,130)	(936)

Units, end of period (000’s)	3,594	4,017	4,459	4,967	5,689

Unit value, end of period $	13.84 to 14.52	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81
Assets, end of period $ (000’s)	51,089	46,282	52,533	49,112	43,929
Investment income ratio*	0.80%	1.07%	1.19%	1.42%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.89% to 23.67%	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	4	2	1	—
Units issued	2	2	1	1
Units redeemed	(1)	—	—	—

Units, end of period (000’s)	5	4	2	1

Unit value, end of period $	14.33 to 14.66	12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	67	47	25	7
Investment income ratio*	1.84%	2.34%	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.96% to 12.65%	(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(o) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1. (aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	95	94	140	158	148
Units issued	105	38	9	14	38
Units redeemed	(81)	(37)	(55)	(32)	(28)

Units, end of period (000’s)	119	95	94	140	158

Unit value, end of period $	12.99 to 13.62	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60
Assets, end of period $ (000’s)	1,613	1,036	1,012	1,323	1,197
Investment income ratio*	1.48%	0.97%	1.69%	2.17%	2.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	23.72% to 24.48%	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	506	538	592	520	453
Units issued	41	84	70	283	329
Units redeemed	(195)	(116)	(124)	(211)	(262)

Units, end of period (000’s)	352	506	538	592	520

Unit value, end of period $	12.45 to 13.06	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02
Assets, end of period $ (000’s)	4,564	5,799	6,404	6,227	4,158
Investment income ratio*	0.82%	0.85%	1.17%	1.03%	1.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.70% to 13.40%	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,286	1,443	1,515	1,606	1,504
Units issued	443	266	430	512	590
Units redeemed	(297)	(423)	(502)	(603)	(488)

Units, end of period (000’s)	1,432	1,286	1,443	1,515	1,606

Unit value, end of period $	28.70 to 31.84	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38
Assets, end of period $ (000’s)	43,127	36,361	37,594	35,797	32,860
Investment income ratio*	7.03%	6.33%	3.67%	12.70%	0.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.48% to 7.15%	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	56	54	3	—
Units issued	21	188	116	146
Units redeemed	(48)	(186)	(65)	(143)

Units, end of period (000’s)	29	56	54	3

Unit value, end of period $	15.01 to 15.36	13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	441	744	771	39
Investment income ratio*	0.84%	0.87%	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.13% to 15.84%	(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(p) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1. (aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	265	407	141	144	154
Units issued	33	58	298	71	65
Units redeemed	(217)	(200)	(32)	(74)	(75)

Units, end of period (000’s)	81	265	407	141	144

Unit value, end of period $	12.88 to 13.51	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32
Assets, end of period $ (000’s)	1,085	2,935	4,793	1,536	1,193
Investment income ratio*	1.28%	1.59%	2.31%	1.59%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.06% to 21.82%	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	508	488	484	368	397
Units issued	249	340	173	299	240
Units redeemed	(126)	(320)	(169)	(183)	(269)

Units, end of period (000’s)	631	508	488	484	368

Unit value, end of period $	25.09 to 26.98	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10
Assets, end of period $ (000’s)	16,757	10,269	8,913	7,594	4,411
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.12% to 31.93%	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,793	1,743	1,577	1,202	1,333
Units issued	1,113	694	860	1,100	340
Units redeemed	(920)	(644)	(694)	(725)	(471)

Units, end of period (000’s)	1,986	1,793	1,743	1,577	1,202

Unit value, end of period $	17.74 to 19.45	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19
Assets, end of period $ (000’s)	37,873	28,709	27,626	21,989	10,820
Investment income ratio*	7.90%	9.19%	48.58%	12.49%	9.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.30% to 19.07%	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	743	725	872	872	720
Units issued	38	92	173	292	209
Units redeemed	(115)	(74)	(320)	(292)	(57)

Units, end of period (000’s)	666	743	725	872	872

Unit value, end of period $	13.13 to 13.77	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16
Assets, end of period $ (000’s)	9,157	8,868	9,561	10,500	8,851
Investment income ratio*	2.92%	2.51%	1.98%	2.40%	5.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.45% to 15.16%	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)

	Sub-Account
	International Equity Index Trust A
	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	495	479	—
Units issued	328	102	679
Units redeemed	(823)	(86)	(200)

Units, end of period (000’s)	—	495	479

Unit value, end of period $	10.38 to 10.54	9.40 to 9.50	11.03 to 11.08
Assets, end of period $ (000’s)	—	4,705	5,309
Investment income ratio*	4.35%	3.35%	2.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.36% to 10.94%	(14.75%) to (14.21%)	10.30% to 10.76%

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,011	5,056	5,494	6,401	5,181
Units issued	654	356	329	495	2,011
Units redeemed	(445)	(1,401)	(767)	(1,402)	(791)

Units, end of period (000’s)	4,220	4,011	5,056	5,494	6,401

Unit value, end of period $	23.07 to 41.55	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52
Assets, end of period $ (000’s)	105,131	85,857	124,927	120,140	102,439
Investment income ratio*	1.32%	3.11%	2.55%	3.72%	3.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.03% to 17.76%	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)

Sub-Account
International Growth Stock Trust
Year Ended Dec. 31/12 (r)
Units, beginning of period	—
Units issued	798
Units redeemed	(20)

Units, end of period (000’s)	778

Unit value, end of period $	10.40 to 10.41
Assets, end of period $ (000’s)	8,108
Investment income ratio*	4.27%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	4.02% to 4.12%

(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	675	802	809	969	993
Units issued	180	100	245	244	542
Units redeemed	(855)	(227)	(252)	(404)	(566)

Units, end of period (000’s)	—	675	802	809	969
Unit value, end of period $	12.45 to 13.05	11.56 to 12.05	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16

Assets, end of period $ (000’s)	—	8,096	11,456	10,154	8,853
Investment income ratio*	2.23%	0.76%	1.48%	1.08%	1.35%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.76% to 8.33%	(16.44%) to (15.91%)	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)

(v) Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	875	845	672	—
Units issued	199	280	369	891
Units redeemed	(474)	(250)	(196)	(219)

Units, end of period (000’s)	600	875	845	672

Unit value, end of period $	11.83 to 12.06	9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	7,234	8,860	10,206	6,617
Investment income ratio*	1.30%	1.72%	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.50% to 19.23%	(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,728	4,275	782	725	788
Units issued	490	443	4,154	236	257
Units redeemed	(1,175)	(990)	(661)	(179)	(320)

Units, end of period (000’s)	3,043	3,728	4,275	782	725

Unit value, end of period $	13.32 to 13.98	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15
Assets, end of period $ (000’s)	42,010	43,230	56,878	9,642	6,583
Investment income ratio*	2.65%	2.38%	2.81%	2.62%	3.81%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.61% to 19.36%	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	696	727	724	482	1,998
Units issued	585	113	546	525	167
Units redeemed	(369)	(144)	(543)	(283)	(1,683)

Units, end of period (000’s)	912	696	727	724	482

Unit value, end of period $	14.71 to 15.43	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97
Assets, end of period $ (000’s)	13,924	9,874	9,557	8,883	5,268
Investment income ratio*	2.50%	4.28%	5.13%	5.25%	2.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.99% to 7.66%	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08
Units, beginning of period	1,522	1,598	1,823	2,234	2,272
Units issued	263	455	339	392	998
Units redeemed	(272)	(531)	(564)	(803)	(1,036)

Units, end of period (000’s)	1,513	1,522	1,598	1,823	2,234

Unit value, end of period $	30.09 to 33.46	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72
Assets, end of period $ (000’s)	44,980	37,853	40,274	37,194	33,265
Investment income ratio*	0.05%	0.00%	0.38%	0.65%	0.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.58% to 19.31%	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	117	158	72	76	65
Units issued	66	40	166	28	51
Units redeemed	(183)	(81)	(80)	(32)	(40)

Units, end of period (000’s)	—	117	158	72	76

Unit value, end of period $	12.48 to 13.04	10.98 to 11.45	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84
Assets, end of period $ (000’s)	—	1,320	1,830	724	587
Investment income ratio*	2.09%	1.61%	1.57%	1.92%	1.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.61% to 13.84%	(2.63%) to (2.02%)	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	388	571	626	586	620
Units issued	49	168	120	192	242
Units redeemed	(109)	(351)	(175)	(152)	(276)

Units, end of period (000’s)	328	388	571	626	586

Unit value, end of period $	13.83 to 14.51	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41
Assets, end of period $ (000’s)	4,697	4,770	7,522	7,090	4,888
Investment income ratio*	1.44%	1.59%	1.99%	1.16%	1.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.95% to 16.67%	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	5,101	5,642	6,856	5,928	1,261
Units issued	345	542	630	2,424	5,219
Units redeemed	(739)	(1,083)	(1,844)	(1,496)	(552)

Units, end of period (000’s)	4,707	5,101	5,642	6,856	5,928

Unit value, end of period $	14.23 to 14.93	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06
Assets, end of period $ (000’s)	69,203	67,025	73,814	80,535	53,175
Investment income ratio*	2.35%	3.26%	2.69%	5.11%	8.77%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.21% to 11.90%	0.05% to 0.67%	11.09% to 11.78 1/2%	30.08% to 30.89%	(31.76%) to (31.33%)

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	313	368	326	287	178
Units issued	186	140	215	149	161
Units redeemed	(83)	(195)	(173)	(110)	(52)

Units, end of period (000’s)	416	313	368	326	287

Unit value, end of period $	14.32 to 15.02	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99
Assets, end of period $ (000’s)	6,237	4,315	4,879	3,959	2,870
Investment income ratio*	3.16%	4.56%	2.64%	5.74%	5.18%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.88% to 8.55%	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,242	3,455	3,875	3,823	3,544
Units issued	226	404	412	553	918
Units redeemed	(745)	(617)	(832)	(501)	(639)

Units, end of period (000’s)	2,723	3,242	3,455	3,875	3,823

Unit value, end of period $	14.07 to 14.76	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73
Assets, end of period $ (000’s)	39,760	41,438	44,970	44,742	33,172
Investment income ratio*	1.73%	2.75%	2.29%	3.49%	2.73%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.21% to 13.91%	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	285	233	162	111	117
Units issued	701	151	159	69	165
Units redeemed	(106)	(99)	(88)	(18)	(171)

Units, end of period (000’s)	880	285	233	162	111

Unit value, end of period $	14.23 to 14.92	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35
Assets, end of period $ (000’s)	12,837	3,831	3,061	1,922	1,034
Investment income ratio*	4.35%	4.07%	3.01%	6.46%	3.92%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.04% to 10.70%	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,084	1,223	1,277	1,251	823
Units issued	333	251	752	373	716
Units redeemed	(412)	(390)	(806)	(347)	(288)

Units, end of period (000’s)	1,005	1,084	1,223	1,277	1,251

Unit value, end of period $	17.73 to 18.95	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56
Assets, end of period $ (000’s)	18,905	17,375	20,002	16,601	11,900
Investment income ratio*	1.45%	0.72%	1.17%	1.17%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.81% to 17.54%	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	886	1,031	1,249	1,426	1,499
Units issued	156	165	168	308	814
Units redeemed	(214)	(310)	(386)	(485)	(887)

Units, end of period (000’s)	828	886	1,031	1,249	1,426

Unit value, end of period $	44.35 to 49.83	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71
Assets, end of period $ (000’s)	32,502	28,292	36,028	34,766	30,506
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.58% to 22.34%	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,458	1,674	1,899	1,877	2,823
Units issued	134	94	181	726	357
Units redeemed	(348)	(310)	(406)	(704)	(1,303)

Units, end of period (000’s)	1,244	1,458	1,674	1,899	1,877

Unit value, end of period $	25.02 to 27.42	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18
Assets, end of period $ (000’s)	33,273	32,773	39,553	38,650	26,216
Investment income ratio*	0.87%	0.74%	2.04%	0.68%	1.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.81% to 19.54%	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	8,811	9,518	9,456	19,383	10,592
Units issued	4,340	7,370	9,920	8,888	20,320
Units redeemed	(6,121)	(8,077)	(9,858)	(18,815)	(11,529)

Units, end of period (000’s)	7,030	8,811	9,518	9,456	19,383

Unit value, end of period $	16.03 to 17.37	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26
Assets, end of period $ (000’s)	116,294	145,814	156,122	154,284	357,522
Investment income ratio*	0.04%	0.00%	0.05%	0.51%	1.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.58%) to 0.03%	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,207	1,327	1,438	1,299	1,071
Units issued	498	487	563	724	616
Units redeemed	(406)	(607)	(674)	(585)	(388)

Units, end of period (000’s)	1,299	1,207	1,327	1,438	1,299

Unit value, end of period $	16.17 to 16.97	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53
Assets, end of period $ (000’s)	21,920	20,267	27,940	26,305	14,921
Investment income ratio*	0.92%	0.49%	0.73%	1.20%	0.70%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.04%) to 0.58%	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,180	1,215	1,284	1,452	1,522
Units issued	115	242	272	322	335
Units redeemed	(184)	(277)	(341)	(490)	(405)

Units, end of period (000’s)	1,111	1,180	1,215	1,284	1,452

Unit value, end of period $	60.44 to 105.48	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75
Assets, end of period $ (000’s)	57,104	52,298	50,397	40,631	35,570
Investment income ratio*	1.76%	1.50%	1.96%	3.54%	3.35%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.60% to 17.33%	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,287	997	987	880	1,863
Units issued	650	779	754	757	1,225
Units redeemed	(617)	(489)	(744)	(650)	(2,208)

Units, end of period (000’s)	1,320	1,287	997	987	880

Unit value, end of period $	14.96 to 15.69	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88
Assets, end of period $ (000’s)	20,613	18,488	12,772	11,643	8,685
Investment income ratio*	1.75%	4.18%	11.44%	9.49%	0.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.19% to 8.86%	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	204	320	206	93	88
Units issued	70	148	188	313	131
Units redeemed	(37)	(264)	(74)	(200)	(126)

Units, end of period (000’s)	237	204	320	206	93

Unit value, end of period $	15.79 to 16.57	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91
Assets, end of period $ (000’s)	3,892	3,033	5,132	2,669	729
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.85% to 10.54%	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)

	Sub-Account
	Short Term Government Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	3,569	2,826	—
Units issued	2,583	2,222	3,247
Units redeemed	(1,831)	(1,479)	(421)

Units, end of period (000’s)	4,321	3,569	2,826

Unit value, end of period $	10.43 to 10.60	10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)	45,734	37,341	28,770
Investment income ratio*	1.85%	2.48%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.53% to 1.18%	2.19% to 2.83%	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,386	2,530	2,809	3,103	3,326
Units issued	198	474	323	325	500
Units redeemed	(586)	(618)	(602)	(619)	(723)

Units, end of period (000’s)	1,998	2,386	2,530	2,809	3,103

Unit value, end of period $	19.03 to 21.12	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84
Assets, end of period $ (000’s)	40,282	41,418	47,104	42,830	35,288
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.80% to 16.53%	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,262	1,340	1,376	1,550	1,486
Units issued	200	138	253	222	294
Units redeemed	(213)	(216)	(289)	(396)	(230)

Units, end of period (000’s)	1,249	1,262	1,340	1,376	1,550

Unit value, end of period $	11.75 to 17.87	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05
Assets, end of period $ (000’s)	16,908	14,878	16,575	13,420	12,171
Investment income ratio*	2.05%	1.18%	0.56%	0.91%	1.42%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.34% to 16.06%	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	685	969	688	121	106
Units issued	247	179	1,164	724	35
Units redeemed	(361)	(463)	(883)	(157)	(20)

Units, end of period (000’s)	571	685	969	688	121

Unit value, end of period $	12.89 to 13.52	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87
Assets, end of period $ (000’s)	7,689	7,897	11,507	6,321	832
Investment income ratio*	0.00%	0.09%	0.00%	0.00%	2.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.15% to 16.88%	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)

	Sub-Account
	Small Cap Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	2,538	2,747	3,034	3,523	4,249
Units issued	164	375	482	713	700
Units redeemed	(574)	(584)	(769)	(1,202)	(1,426)

Units, end of period (000’s)	2,128	2,538	2,747	3,034	3,523

Unit value, end of period $	28.10 to 48.39	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43
Assets, end of period $ (000’s)	69,505	71,796	76,958	66,941	60,239
Investment income ratio*	0.87%	0.84%	0.42%	0.68%	1.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.06% to 15.78%	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	361	369	468	309	254
Units issued	96	80	124	292	300
Units redeemed	(104)	(88)	(223)	(133)	(245)

Units, end of period (000’s)	353	361	369	468	309

Unit value, end of period $	16.49 to 17.30	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67
Assets, end of period $ (000’s)	6,064	5,324	5,509	5,771	2,979
Investment income ratio*	0.25%	0.61%	1.37%	0.43%	0.76%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.68% to 16.41%	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	55	148	36	—
Units issued	24	16	143	62
Units redeemed	(23)	(109)	(31)	(26)

Units, end of period (000’s)	56	55	148	36

Unit value, end of period $	13.95 to 14.23	12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	813	687	1,954	386
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.55% to 16.27%	(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10 (b)	Dec. 31/09	Dec. 31/08
Units, beginning of period	459	516	114	64	25
Units issued	120	150	546	79	47
Units redeemed	(131)	(207)	(144)	(29)	(8)

Units, end of period (000’s)	448	459	516	114	64

Unit value, end of period $	16.72 to 17.55	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36
Assets, end of period $ (000’s)	7,792	7,078	7,801	1,489	663
Investment income ratio*	6.85%	10.92%	21.94%	9.22%	15.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.24% to 12.94%	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	2,075	2,242	2,331	2,495	2,774
Units issued	199	296	333	504	451
Units redeemed	(342)	(463)	(422)	(668)	(730)

Units, end of period (000’s)	1,932	2,075	2,242	2,331	2,495

Unit value, end of period $	20.84 to 22.83	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01
Assets, end of period $ (000’s)	43,296	44,710	44,996	43,935	44,368
Investment income ratio*	1.63%	4.25%	4.33%	4.98%	5.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.44% to 4.08%	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Return Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	6,999	7,539	6,957	6,028	8,605
Units issued	1,787	1,901	3,692	3,716	2,153
Units redeemed	(1,900)	(2,441)	(3,110)	(2,787)	(4,730)

Units, end of period (000’s)	6,886	6,999	7,539	6,957	6,028

Unit value, end of period $	16.53 to 17.57	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71
Assets, end of period $ (000’s)	120,646	112,955	117,041	100,285	76,496
Investment income ratio*	2.12%	4.43%	2.46%	4.34%	3.93%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.89% to 8.57%	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%

	Sub-Account
	Total Stock Market Index Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	1,110	1,225	1,380	1,522	1,607
Units issued	147	123	91	312	229
Units redeemed	(194)	(238)	(246)	(454)	(314)

Units, end of period (000’s)	1,063	1,110	1,225	1,380	1,522

Unit value, end of period $	15.16 to 53.59	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58
Assets, end of period $ (000’s)	21,009	19,386	21,544	20,572	17,810
Investment income ratio*	1.59%	1.24%	1.39%	1.58%	1.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.84% to 15.56%	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	75	—
Units issued	43	86
Units redeemed	(74)	(11)

Units, end of period (000’s)	44	75

Unit value, end of period $	9.93 to 10.07	9.93 to 10.00
Assets, end of period $ (000’s)	431	746
Investment income ratio*	1.10%	3.44%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.02%) to 0.66%	(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

Sub-Account
U.S. Equity Trust
Year Ended Dec. 31/12 (q)
Units, beginning of period	—
Units issued	293
Units redeemed	(174)

Units, end of period (000’s)	119

Unit value, end of period $	10.24 to 10.28
Assets, end of period $ (000’s)	1,227
Investment income ratio*	1.94%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	2.38% to 2.81%

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Utilities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	1,015	959	918	817	989
Units issued	151	289	756	287	989
Units redeemed	(548)	(233)	(715)	(186)	(1,161)

Units, end of period (000’s)	618	1,015	959	918	817

Unit value, end of period $	20.94 to 21.97	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89
Assets, end of period $ (000’s)	13,507	19,531	17,302	14,518	9,689
Investment income ratio*	3.24%	3.83%	2.95%	4.94%	2.69%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.93% to 13.63%	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)

	Sub-Account
	Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	512	658	940	597	403
Units issued	255	86	188	861	337
Units redeemed	(195)	(232)	(470)	(518)	(143)

Units, end of period (000’s)	572	512	658	940	597

Unit value, end of period $	17.40 to 18.25	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90
Assets, end of period $ (000’s)	10,423	7,930	10,090	11,787	5,302
Investment income ratio*	0.91%	0.98%	1.07%	1.71%	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.50%	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risks charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risks charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

86

Prospectus dated April 29, 2013

for interests in

John Hancock Variable Life Account S

Interests are made available under

MEDALLION EXECUTIVE VARIABLE LIFE II

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, in the first two policy years, a refund of certain sales charges (as described under “Additional information about how certain policy charges work”). This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Variable Life Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and

5

any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium sales charge	Upon payment of premium	6% of Target Premium paid in policy years 1-10 3% of Target Premium paid in policy year 10 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount

(1)	The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.09 per $1,000 of AAR	$0.04 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$165.34 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.03 per $1,000 of AAR	$ 0.03 per $1,000 of AAR
Issue charge:(2)
Minimum charge	Monthly	$20 during first policy year only plus 1¢ per $1,000 of Basic Sum Insured at issue	$20 during first policy year only plus 1¢ per $1,000 of Basic Sum Insured at issue
Maximum charge	Monthly	$20 during first policy year only plus 16¢ per $1,000 of Basic Sum Insured at issue	$20 during first policy year only plus 16¢ per $1,000 of Basic Sum Insured at issue
Charge for representative insured person	Monthly	$20 during first policy year only plus 3¢ per $1,000 of Basic Sum Insured at issue	$20 during first policy year only plus 2¢ per $1,000 of Basic Sum Insured at issue
Account value sales charge(3)
Minimum charge	Monthly	7¢ per $1,000 of Basic Sum Insured at issue	7¢ per $1,000 of Basic Sum Insured at issue
Maximum charge	Monthly	63¢ per $1,000 of Basic Sum Insured at issue	63¢ per $1,000 of Basic Sum Insured at issue
Charge for representative insured person	Monthly	30¢ per $1,000 of Basic Sum Insured at issue	30¢ per $1,000 of Basic Sum Insured at issue
Maintenance charge	Monthly	$8	$6
M&E charge(4)	Daily from separate account assets	.003% of assets	.002% of assets
Maximum policy loan interest rate(5)	Accrues daily payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $1,000,000 policy issued to cover a 20 year old female preferred non-tobacco underwriting risk. The “maximum” rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The issue charge is deducted only during the first 5 policy years and varies by the gender and issue age of the insured person. The charge will vary by the death benefit option selected. The “minimum” rate shown in the table is for a policy issued with a death benefit option A. The “maximum” rate shown in the table is for a policy issued with a death benefit option B. The “representative insured person” referred to in the table is a 45 year old male standard non-tobacco underwriting risk with death benefit option A. The charges shown in the table may not be particularly relevant to your current situation. For more information about issue charges, talk to your John Hancock USA representative.

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(3)	The Account value sales charge is deducted only during the first 5 policy years and varies by the gender and issue age of the insured person. The “minimum” rate shown in the table is for a policy issued to cover a 20 year old female. The “maximum” rate shown in the table is for a policy issued to cover a 65 year old male. The “representative insured person” referred to in the table is a 45 year old male.
(4)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .90% on a guaranteed basis and .60% on a current basis.
(5)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.25% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	1% of all premiums paid in the first policy year

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
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Portfolio	Portfolio Manager	Investment Objective
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
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Portfolio	Portfolio Manager	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	RS Investment Management Co. LLC; and Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek to maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
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Portfolio	Portfolio Manager	Investment Objective
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

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We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

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The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy holders under the policy.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $50.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

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Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit feature is not in effect and the insured person dies

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during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Total Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or “GDB Premium”) is defined in the policy and is “due” on each modal processing date. (The term “modal processing date” is defined under “Planned Premiums”).

The GDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender. No GDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The Death Benefit” below).

If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed. The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The Death Benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

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Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent generally will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Requesting an increase in coverage

After the first policy year, we may approve an increase in the Total Sum Insured. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

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Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

  the remaining Total Sum Insured will be at least $100,000, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Additional Sum Insured increases.
  Change of death benefit Option from A to B.

A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve your request.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
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  Option 4 - Equal monthly payments for life with no refund
  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

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Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change.

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Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, in the first two policy years, a refund of certain sales charges (as described under “Additional information about how certain policy charges work”). This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

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Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.
  DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.
  Premium sales charge - A charge to help defray our sales costs. The current charge is a percentage of a certain portion of the premium you pay. The percentage is 6% in policy years 1 through 10. In no event will this charge exceed 3% after the 10th policy year. The portion of each year’s premium that is currently subject to the charge is called the “Target Premium.” The Target Premium is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid after the 10th policy year.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 1% of premium paid in the first policy year.

Deductions from account value

  Account value sales charge - A monthly charge to help defray our sales costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. This charge will appear in the “Policy Specifications” section of the policy. As an example, the monthly charge for a male age 45 is 30¢ per $1,000 of Basic Sum Insured.
  Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of $20 deducted only during the first policy year, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. Both parts of this charge will
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  appear in the “Policy Specifications” section of the policy. As an example, the second part of this monthly charge for a male age 45 is 3¢ per $1,000 of Basic Sum Insured.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $6).
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date). Higher current insurance rates are generally applicable to policies issued on a “guaranteed issue” basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities. It is our current intention to make a credit to your account value to reflect a reduction in the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed.
  M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.
  Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the enhanced cash value rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.
  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium sales charges help to compensate us for the cost of selling our policies (see “Description of Charges at the Policy Level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

If you surrender the policy during the first two policy years, we will refund a portion of the total sales charges that have been deducted from premiums and account value. The refund will be equal to the amount by which such total sales charges exceed the sum of the following:

  30% of premiums paid up to one SEC Guideline Annual Premium (as defined below), plus
  10% of any premiums paid that exceed one SEC Guideline Annual Premium but do not exceed two SEC Guideline Annual Premiums, plus
  9% of any premiums paid that exceed two SEC Guideline Annual Premiums.

An SEC Guideline Annual Premium is the level annual premium that would be required for a fixed life insurance policy on the life of the insured person with a face amount equal to the Total Sum Insured of the policy being surrendered and

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having the same optional insurance benefit riders as the policy being surrendered. Calculation of this level annual premium is based on certain assumptions prescribed by the SEC for this purpose.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $6,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $3,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

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Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the optional Enhanced Cash Value Rider is available.

  Enhanced Cash Value Rider - If you surrender the policy at any time during the first 7 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The benefit is paid in addition to the policy surrender value. The benefit is equal to a percentage of total premiums paid less cumulative partial withdrawals. The percentage used in each policy year will be specified in the policy. Also, if you die during the first 7 policy years and the rider is in effect, we will increase the policy’s account value by the amount of the benefit in determining the death benefit payable. Since the rider may increase the amount of insurance for which we are at risk, it may increase the amount of the insurance charge described under “Deductions from account value.” The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider may not be available in all states.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

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Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

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The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

  10 days after you receive it (this period may be longer in some states);
  10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or
  45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

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When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
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  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into

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agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 45% of a certain portion of the premium paid in the first policy year, 11% of the same portion of the premium paid in the second through fourth policy year, and 3% of the same portion of premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of such portion in any policy year is 3%. The portion of premium referenced in this paragraph will be at least equal to the target. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

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Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the

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policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

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The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

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If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Variable Life Account S at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP,

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independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164150

Statement of Additional Information
dated April 29, 2013

for interests in

John Hancock Variable Life Account S
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account” “Registrant”).

Except for the succession of John Hancock USA as the Depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account S (the “Registrant” or “Separate Account”), is a separate account initially established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Variable Life Account S at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2012, 2011, and 2010 was $156,801,522, $158,741,294 and $145,301,936, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-164150	333-164156
333-164151	333-164154
333-164152	333-164155
333-164153
4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

F-85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

F-86

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

F-87

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

F-88

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2012 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2012

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account S

“Active” sub-accounts

500 Index Trust B	International Small Company Trust
Active Bond Trust	International Value Trust
All Cap Core Trust	Investment Quality Bond Trust
All Cap Value Trust	Lifestyle Aggressive Trust
Alpha Opportunities Trust	Lifestyle Balanced Trust
American Asset Allocation Trust Series 1	Lifestyle Conservative Trust
American Global Growth Trust Series 1	Lifestyle Growth Trust
American Global Small Capitalization Trust Series 1	Lifestyle Moderate Trust
American Growth Trust Series 1	Mid Cap Index Trust
American Growth-Income Trust Series 1	Mid Cap Stock Trust
American High-Income Bond Trust Series 1	Mid Value Trust
American International Trust Series 1	Money Market Trust B
American New World Trust Series 1	Natural Resources Trust
Blue Chip Growth Trust	Real Estate Securities Trust
Bond Trust	Real Return Bond Trust
Capital Appreciation Trust	Science & Technology Trust
Capital Appreciation Value Trust	Short Term Government Income Trust
Core Allocation Plus Trust	Small Cap Growth Trust
Core Bond Trust	Small Cap Index Trust
Core Strategy Trust	Small Cap Opportunities Trust
Disciplined Diversification Trust	Small Cap Value Trust
Emerging Markets Value Trust	Small Company Value Trust
Equity-Income Trust	Smaller Company Growth Trust
Financial Services Trust	Strategic Income Opportunities Trust
Franklin Templeton Founding Allocation Trust	Total Bond Market Trust B
Fundamental All Cap Core Trust	Total Return Trust
Fundamental Holdings Trust Series 1	Total Stock Market Index Trust
Fundamental Large Cap Value Trust	Ultra Short Term Bond Trust
Fundamental Value Trust	U.S. Equity Trust
Global Bond Trust	Utilities Trust
Global Diversification Trust Series 1	Value Trust
Global Trust	All Asset Portfolio
Health Sciences Trust	Brandes International Equity Trust
High Yield Trust	Business Opportunity Value Trust
International Core Trust	Frontier Capital Appreciation Trust
International Equity Index Trust B	Large Cap Growth Trust
International Growth Stock Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

American Blue Chip Income and Growth Trust Series 1	International Opportunities Trust
Balanced Trust	Large Cap Trust
International Equity Index Trust A

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2012, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2013

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
500 Index Trust B - 21,544,847 shares (cost $323,407,952)	$388,022,699
Active Bond Trust - 4,653,093 shares (cost $45,034,904)	47,321,957
All Cap Core Trust - 10,829 shares (cost $177,275)	205,216
All Cap Value Trust - 985,768 shares (cost $7,847,588)	8,260,732
Alpha Opportunities Trust - 117,310 shares (cost $1,445,024)	1,568,435
American Asset Allocation Trust Series 1 - 38,218 shares (cost $381,246)	476,574
American Blue Chip Income and Growth Trust Series 1	—
American Global Growth Trust Series 1 - 37,135 shares (cost $398,901)	456,393
American Global Small Capitalization Trust Series 1 - 22,640 shares (cost $208,299)	213,498
American Growth Trust Series 1 - 1,511,952 shares (cost $21,984,242)	26,307,956
American Growth-Income Trust Series 1 - 500,556 shares (cost $7,720,082)	8,339,256
American High-Income Bond Trust Series 1 - 111,587 shares (cost $1,249,078)	1,216,294
American International Trust Series 1 - 1,535,386 shares (cost $22,652,811)	24,581,525
American New World Trust Series 1 - 322,201 shares (cost $4,163,211)	4,365,818
Balanced Trust	—
Blue Chip Growth Trust - 3,935,412 shares (cost $72,232,692)	95,433,748
Bond Trust - 103,447 shares (cost $1,454,728)	1,446,185
Capital Appreciation Trust - 2,979,866 shares (cost $27,828,831)	34,298,257
Capital Appreciation Value Trust - 174,160 shares (cost $2,072,823)	2,044,642
Core Allocation Plus Trust - 114,458 shares (cost $1,203,634)	1,192,656
Core Bond Trust - 603,950 shares (cost $8,363,034)	8,400,951
Core Strategy Trust - 2,529 shares (cost $32,320)	34,341
Disciplined Diversification Trust - 38,773 shares (cost $478,863)	494,360
Emerging Markets Value Trust - 2,514,215 shares (cost $30,496,504)	26,952,381
Equity-Income Trust - 8,845,918 shares (cost $120,800,886)	136,934,815
Financial Services Trust - 172,880 shares (cost $1,950,298)	2,126,420
Franklin Templeton Founding Allocation Trust - 48,318 shares (cost $439,986)	517,968
Fundamental All Cap Core Trust - 3,326,117 shares (cost $44,341,867)	51,089,154
Fundamental Holdings Trust Series 1 - 5,982 shares (cost $60,987)	66,694
Fundamental Large Cap Value Trust - 132,418 shares (cost $1,499,054)	1,612,852
Fundamental Value Trust - 298,717 shares (cost $3,843,045)	4,564,403
Global Bond Trust - 3,287,115 shares (cost $42,702,865)	43,126,947
Global Diversification Trust Series 1 - 40,458 shares (cost $414,646)	440,586
Global Trust - 68,468 shares (cost $995,179)	1,085,212
Health Sciences Trust - 794,915 shares (cost $13,969,954)	16,756,803
High Yield Trust - 6,365,200 shares (cost $37,990,929)	37,872,941
International Core Trust - 955,895 shares (cost $10,955,556)	9,157,471
International Equity Index Trust A	—
International Equity Index Trust B - 6,862,344 shares (cost $107,051,839)	105,131,106
International Growth Stock Trust - 566,610 shares (cost $7,841,891)	8,108,189
International Opportunities Trust	—
International Small Company Trust - 712,727 shares (cost $6,798,982)	7,234,180
International Value Trust - 3,551,164 shares (cost $40,098,138)	42,010,271
Investment Quality Bond Trust - 1,132,014 shares (cost $13,342,378)	13,923,770
Large Cap Trust	—

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
Lifestyle Aggressive Trust - 533,162 shares (cost $4,350,287)	$4,697,155
Lifestyle Balanced Trust - 5,536,240 shares (cost $57,144,054)	69,202,995
Lifestyle Conservative Trust - 480,533 shares (cost $6,177,803)	6,237,316
Lifestyle Growth Trust - 3,253,706 shares (cost $36,228,096)	39,760,288
Lifestyle Moderate Trust - 1,003,682 shares (cost $12,730,687)	12,837,098
Mid Cap Index Trust - 1,083,380 shares (cost $17,973,672)	18,904,977
Mid Cap Stock Trust - 2,061,025 shares (cost $28,483,859)	32,502,358
Mid Value Trust - 2,905,897 shares (cost $27,226,533)	33,272,518
Money Market Trust B - 116,293,763 shares (cost $116,293,763)	116,293,763
Natural Resources Trust - 2,209,701 shares (cost $24,076,626)	21,920,233
Real Estate Securities Trust - 4,064,324 shares (cost $47,248,666)	57,103,750
Real Return Bond Trust - 1,563,996 shares (cost $19,566,736)	20,613,466
Science & Technology Trust - 224,863 shares (cost $3,767,234)	3,892,373
Short Term Government Income Trust - 3,556,279 shares (cost $46,241,352)	45,733,746
Small Cap Growth Trust - 4,317,441 shares (cost $40,172,136)	40,281,721
Small Cap Index Trust - 1,364,610 shares (cost $17,002,841)	16,907,518
Small Cap Opportunities Trust - 349,180 shares (cost $6,394,607)	7,688,941
Small Cap Value Trust - 3,362,616 shares (cost $57,227,101)	69,505,273
Small Company Value Trust - 311,619 shares (cost $4,980,361)	6,064,115
Smaller Company Growth Trust - 46,720 shares (cost $749,217)	813,392
Strategic Income Opportunities Trust - 581,033 shares (cost $8,107,892)	7,791,650
Total Bond Market Trust B - 4,042,619 shares (cost $41,487,461)	43,296,453
Total Return Trust - 8,240,833 shares (cost $117,427,719)	120,645,796
Total Stock Market Index Trust - 1,597,676 shares (cost $17,378,508)	21,009,440
Ultra Short Term Bond Trust - 35,552 shares (cost $438,477)	431,244
U.S. Equity Trust - 87,467 shares (cost $1,212,270)	1,227,159
Utilities Trust - 1,035,782 shares (cost $12,100,291)	13,506,593
Value Trust - 540,311 shares (cost $8,499,852)	10,422,607

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 2,766,492 shares (cost $29,580,220)	$31,925,318
Brandes International Equity Trust - 5,824,353 shares (cost $67,256,512)	67,387,760
Business Opportunity Value Trust - 1,586,564 shares (cost $14,784,894)	18,150,287
Frontier Capital Appreciation Trust - 1,968,399 shares (cost $45,586,890)	46,021,168
Large Cap Growth Trust - 2,342,723 shares (cost $35,216,890)	44,980,286

Total assets	$2,214,422,413

Contract Owners’ Equity

Variable universal life insurance contracts	$2,214,422,413

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$3,799,036	$6,368,286	$1,929,228	$2,392,684

Total investment income	3,799,036	6,368,286	1,929,228	2,392,684
Expenses:
Mortality and expense risk	212,229	217,964	71,292	69,518

Net investment income (loss)	3,586,807	6,150,322	1,857,936	2,323,166

Realized gains (losses) on investments:
Capital gain distributions	—	—	306,153	—
Net realized gains (losses)	4,300,247	1,086,440	445,522	480,678

Realized gains (losses)	4,300,247	1,086,440	751,675	480,678
Unrealized appreciation (depreciation) during the period	46,207,135	(562,167)	1,494,898	(386,559)

Net increase (decrease) in assets from operations	54,094,189	6,674,595	4,104,509	2,417,285

Changes from principal transactions:
Transfer of net premiums	6,433,212	7,101,106	1,363,891	1,139,104
Transfer on terminations	(23,308,517)	(17,324,793)	(3,510,023)	(3,974,840)
Transfer on policy loans	(7,242)	(832,503)	(222,223)	(311,706)
Net interfund transfers	(224,179)	(5,057,887)	1,668,016	3,223,221

Net increase (decrease) in assets from principal transactions	(17,106,726)	(16,114,077)	(700,339)	75,779

Total increase (decrease) in assets	36,987,463	(9,439,482)	3,404,170	2,493,064

Assets, beginning of period	351,035,236	360,474,718	43,917,787	41,424,723

Assets, end of period	$388,022,699	$351,035,236	$47,321,957	$43,917,787

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Value Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$1,289,726	$1,513,656	$2,254	$1,967	$78,178	$46,454

1,289,726	1,513,656	2,254	1,967	78,178	46,454

9,418	9,390	768	890	14,657	14,145

1,280,308	1,504,266	1,486	1,077	63,521	32,309

—	—	—	—	449,853	—
487,998	285,289	26,489	7,565	1,326,982	161,127

487,998	285,289	26,489	7,565	1,776,835	161,127
1,896,968	(1,387,370)	15,667	(8,632)	(617,832)	(617,053)

3,665,274	402,185	43,642	10	1,222,524	(423,617)

635,609	440,912	32,255	11,657	214,915	202,179
(881,975)	(758,045)	(54,290)	(40,605)	(398,669)	(352,985)
11,709	640,130	(145)	(111)	(25,820)	(4,485)
4,302,887	1,934,395	(122,609)	124,158	(4,544,330)	4,134,437

4,068,230	2,257,392	(144,789)	95,099	(4,753,904)	3,979,146

7,733,504	2,659,577	(101,147)	95,109	(3,531,380)	3,555,529

24,191,814	21,532,237	306,363	211,254	11,792,112	8,236,583

$31,925,318	$24,191,814	$205,216	$306,363	$8,260,732	$11,792,112

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$8,954	$2,952	$7,285	$6,889

Total investment income	8,954	2,952	7,285	6,889
Expenses:
Mortality and expense risk	180	51	—	—

Net investment income (loss)	8,774	2,901	7,285	6,889

Realized gains (losses) on investments:
Capital gain distributions	103,100	22,830	—	—
Net realized gains (losses)	33,947	(4,561)	30,062	39,423

Realized gains (losses)	137,047	18,269	30,062	39,423
Unrealized appreciation (depreciation) during the period	139,574	(18,131)	31,239	(18,122)

Net increase (decrease) in assets from operations	285,395	3,039	68,586	28,190

Changes from principal transactions:
Transfer of net premiums	15,304	3,418	28,036	39,934
Transfer on terminations	(13,737)	(6,252)	(15,052)	(54,681)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(468,598)	1,718,039	(52,122)	(658,853)

Net increase (decrease) in assets from principal transactions	(467,031)	1,715,205	(39,138)	(673,600)

Total increase (decrease) in assets	(181,636)	1,718,244	29,448	(645,410)

Assets, beginning of period	1,750,071	31,827	447,126	1,092,536

Assets, end of period	$1,568,435	$1,750,071	$476,574	$447,126

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(h)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

See accompanying notes.

10

Sub-Account
American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1	American Global Growth Trust Series 1
Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)

—	$28,108	—	$2,090	$8,009

—	28,108	—	2,090	8,009

1,854	1,781	676	35	30

(1,854)	26,327	(676)	2,055	7,979

522,284	—	—	—	—
(171,065)	(268,678)	49,215	3,418	(1,748)

351,219	(268,678)	49,215	3,418	(1,748)
(21,435)	231,758	(10,990)	92,526	(35,034)

327,930	(10,593)	37,549	97,999	(28,803)

74,585	99,575	39,758	9,350	6,538
(424,516)	(299,280)	(75,734)	(17,527)	(29,073)
7,336	(21,277)	(10,466)	2,608	(196)
(2,037,979)	214,589	(1,262,057)	(448,465)	863,962

(2,380,574)	(6,393)	(1,308,499)	(454,034)	841,231

(2,052,644)	(16,986)	(1,270,950)	(356,035)	812,428

2,052,644	2,069,630	1,270,950	812,428	—

—	$2,052,644	—	$456,393	$812,428

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Small Capitalization Trust Series 1		American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,802	$458	$106,767	$74,967

Total investment income	1,802	458	106,767	74,967
Expenses:
Mortality and expense risk	96	19	30,734	25,334

Net investment income (loss)	1,706	439	76,033	49,633

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,247	(64)	2,374,067	2,944,435

Realized gains (losses)	1,247	(64)	2,374,067	2,944,435
Unrealized appreciation (depreciation) during the period	11,817	(6,618)	2,345,468	(4,655,848)

Net increase (decrease) in assets from operations	14,770	(6,243)	4,795,568	(1,661,780)

Changes from principal transactions:
Transfer of net premiums	2,437	—	742,311	1,472,467
Transfer on terminations	(3,982)	(870)	(1,655,521)	(2,333,018)
Transfer on policy loans	—	—	9,373	(131,081)
Net interfund transfers	154,614	52,772	(7,942,756)	(3,682,344)

Net increase (decrease) in assets from principal transactions	153,069	51,902	(8,846,593)	(4,673,976)

Total increase (decrease) in assets	167,839	45,659	(4,051,025)	(6,335,756)

Assets, beginning of period	45,659	—	30,358,981	36,694,737

Assets, end of period	$213,498	$45,659	$26,307,956	$30,358,981

(t)	Fund available in prior year but no activity.

See accompanying notes.

12

Sub-Account
American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1		American International Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$103,868	$61,419	$80,271	$55,104	$255,719	$436,768

103,868	61,419	80,271	55,104	255,719	436,768

10,485	8,031	3,674	2,273	12,036	14,317

93,383	53,388	76,597	52,831	243,683	422,451

—	—	—	—	—	—
668,932	24,836	822	(887)	435,165	981,073

668,932	24,836	822	(887)	435,165	981,073
27,126	(184,969)	35,461	(68,244)	3,287,714	(5,708,890)

789,441	(106,745)	112,880	(16,300)	3,966,562	(4,305,366)

146,246	180,701	3,791	—	544,920	554,831
(717,628)	(254,381)	(102,191)	(58,110)	(1,341,618)	(994,363)
5,911	(134,061)	—	(49,350)	20,387	(260,760)
3,088,047	(445,373)	455,854	869,720	(6,431,313)	(810,074)

2,522,576	(653,114)	357,454	762,260	(7,207,624)	(1,510,366)

3,312,017	(759,859)	470,334	745,960	(3,241,062)	(5,815,732)

5,027,239	5,787,098	745,960	—	27,822,587	33,638,319

$8,339,256	$5,027,239	$1,216,294	$745,960	$24,581,525	$27,822,587

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust Series 1		Balanced Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$24,339	$54,230	$1,318	$1,192

Total investment income	24,339	54,230	1,318	1,192
Expenses:
Mortality and expense risk	2,366	2,130	—	—

Net investment income (loss)	21,973	52,100	1,318	1,192

Realized gains (losses) on investments:
Capital gain distributions	—	—	30,129	280
Net realized gains (losses)	(6,337)	58,102	(22,333)	36

Realized gains (losses)	(6,337)	58,102	7,796	316
Unrealized appreciation (depreciation) during the period	619,865	(655,152)	(1,543)	(673)

Net increase (decrease) in assets from operations	635,501	(544,950)	7,571	835

Changes from principal transactions:
Transfer of net premiums	85,820	53,984	3	2,638
Transfer on terminations	(123,641)	(244,839)	(1,180)	(921)
Transfer on policy loans	8,286	(29,971)	—	—
Net interfund transfers	(41,460)	185,323	(95,120)	57,272

Net increase (decrease) in assets from principal transactions	(70,995)	(35,503)	(96,297)	58,989

Total increase (decrease) in assets	564,506	(580,453)	(88,726)	59,824

Assets, beginning of period	3,801,312	4,381,765	88,726	28,902

Assets, end of period	$4,365,818	$3,801,312	—	$88,726

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

14

Sub-Account
Blue Chip Growth Trust		Bond Trust		Brandes International Equity Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$128,034	$12,339	$37,245	$31,441	$1,329,972	$2,560,762

128,034	12,339	37,245	31,441	1,329,972	2,560,762

145,983	145,884	862	146	2,366	2,870

(17,949)	(133,545)	36,383	31,295	1,327,606	2,557,892

—	—	5,680	—	—	—
3,577,348	2,485,800	825	8	(13,508,389)	(10,946,912)

3,577,348	2,485,800	6,505	8	(13,508,389)	(10,946,912)
11,654,620	(1,079,313)	12,977	(21,520)	25,813,982	(2,646,873)

15,214,019	1,272,942	55,865	9,783	13,633,199	(11,035,893)

2,299,532	3,318,037	31,413	5,302	2,236,966	3,182,881
(7,216,601)	(6,982,067)	(126,839)	(7,003)	(4,736,069)	(6,217,566)
(70,233)	(306,824)	(116)	—	28,940	(599,177)
708,910	318,314	261,395	1,216,385	(17,850,819)	(11,032,937)

(4,278,392)	(3,652,540)	165,853	1,214,684	(20,320,982)	(14,666,799)

10,935,627	(2,379,598)	221,718	1,224,467	(6,687,783)	(25,702,692)

84,498,121	86,877,719	1,224,467	—	74,075,543	99,778,235

$95,433,748	$84,498,121	$1,446,185	$1,224,467	$67,387,760	$74,075,543

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Business Opportunity Value Trust		Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$152,533	$77,805	$71,821	$42,980

Total investment income	152,533	77,805	71,821	42,980
Expenses:
Mortality and expense risk	1,149	1,144	49,510	52,726

Net investment income (loss)	151,384	76,661	22,311	(9,746)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	481,600	(325,340)	3,345,697	1,870,123

Realized gains (losses)	481,600	(325,340)	3,345,697	1,870,123
Unrealized appreciation (depreciation) during the period	2,297,039	(622,663)	2,291,271	(1,863,761)

Net increase (decrease) in assets from operations	2,930,023	(871,342)	5,659,279	(3,384)

Changes from principal transactions:
Transfer of net premiums	903,856	1,008,778	950,357	1,366,023
Transfer on terminations	(1,106,842)	(1,476,706)	(2,520,697)	(2,962,608)
Transfer on policy loans	(36,964)	(362,409)	(18,933)	(75,722)
Net interfund transfers	(2,307,117)	(5,244,342)	(6,606,466)	(924,812)

Net increase (decrease) in assets from principal transactions	(2,547,067)	(6,074,679)	(8,195,739)	(2,597,119)

Total increase (decrease) in assets	382,956	(6,946,021)	(2,536,460)	(2,600,503)

Assets, beginning of period	17,767,331	24,713,352	36,834,717	39,435,220

Assets, end of period	$18,150,287	$17,767,331	$34,298,257	$36,834,717

See accompanying notes.

16

Sub-Account
Capital Appreciation Value Trust		Core Allocation Plus Trust		Core Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$26,221	$11,527	$13,385	$6,056	$223,812	$160,728

26,221	11,527	13,385	6,056	223,812	160,728

—	—	—	—	2,680	2,723

26,221	11,527	13,385	6,056	221,132	158,005

92,046	12,425	3,996	23,397	188,839	156,346
38,481	23,299	(26,076)	(930)	116,887	275,929

130,527	35,724	(22,080)	22,467	305,726	432,275
(29,684)	65,555	39,173	(55,238)	(44,891)	(110,642)

127,064	112,806	30,478	(26,715)	481,967	479,638

27,747	28,520	5,232	17,383	126,713	89,915
(75,091)	(43,776)	(4,096)	(13,957)	(964,691)	(765,622)
(2,998)	(154)	—	—	18,035	4,575
1,017,349	(1,544,116)	750,359	362,760	3,404,554	(3,637,865)

967,007	(1,559,526)	751,495	366,186	2,584,611	(4,308,997)

1,094,071	(1,446,720)	781,973	339,471	3,066,578	(3,829,359)

950,571	2,397,291	410,683	71,212	5,334,373	9,163,732

$2,044,642	$950,571	$1,192,656	$410,683	$8,400,951	$5,334,373

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Diversified Growth & Income Trust Series 1	Core Strategy Trust
	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,065	$933	$650

Total investment income	1,065	933	650
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	1,065	933	650

Realized gains (losses) on investments:
Capital gain distributions	539	—	—
Net realized gains (losses)	2,306	15	23,000

Realized gains (losses)	2,845	15	23,000
Unrealized appreciation (depreciation) during the period	(2,217)	2,665	(1,115)

Net increase (decrease) in assets from operations	1,693	3,613	22,535

Changes from principal transactions:
Transfer of net premiums	2,332	1,157	—
Transfer on terminations	(2,364)	(402)	(1,907)
Transfer on policy loans	—	—	—
Net interfund transfers	(69,549)	1,848	(715,666)

Net increase (decrease) in assets from principal transactions	(69,581)	2,603	(717,573)

Total increase (decrease) in assets	(67,888)	6,216	(695,038)

Assets, beginning of period	67,888	28,125	723,163

Assets, end of period	—	$34,341	$28,125

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.

See accompanying notes.

18

Sub-Account
Disciplined Diversification Trust		Emerging Markets Value Trust		Equity-Income Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$11,748	$11,185	$282,257	$438,501	$2,840,900	$2,466,092

11,748	11,185	282,257	438,501	2,840,900	2,466,092

—	—	8,335	10,778	173,199	170,719

11,748	11,185	273,922	427,723	2,667,701	2,295,373

6,392	2,424	1,711,823	3,391,585	—	—
(1,535)	77,569	(2,307,635)	1,723,786	(1,001,479)	(3,508,953)

4,857	79,993	(595,812)	5,115,371	(1,001,479)	(3,508,953)
42,956	(101,222)	4,537,872	(13,860,126)	19,938,296	(971,924)

59,561	(10,044)	4,215,982	(8,317,032)	21,604,518	(2,185,504)

13,877	13,186	460,487	1,053,950	2,870,645	4,093,508
(29,620)	(72,451)	(1,035,184)	(1,029,628)	(10,983,319)	(12,605,775)
—	—	22,192	(281,787)	(219,237)	(30,899)
(28,799)	(314,222)	593,535	(2,743,020)	(3,958,292)	8,348,725

(44,542)	(373,487)	41,030	(3,000,485)	(12,290,203)	(194,441)

15,019	(383,531)	4,257,012	(11,317,517)	9,314,315	(2,379,945)

479,341	862,872	22,695,369	34,012,886	127,620,500	130,000,445

$494,360	$479,341	$26,952,381	$22,695,369	$136,934,815	$127,620,500

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust		Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$17,065	$33,715	$15,501	$14,378

Total investment income	17,065	33,715	15,501	14,378
Expenses:
Mortality and expense risk	1,563	1,710	—	—

Net investment income (loss)	15,502	32,005	15,501	14,378

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	25,949	172,015	(623)	63,652

Realized gains (losses)	25,949	172,015	(623)	63,652
Unrealized appreciation (depreciation) during the period	257,534	(420,184)	56,310	(54,592)

Net increase (decrease) in assets from operations	298,985	(216,164)	71,188	23,438

Changes from principal transactions:
Transfer of net premiums	69,177	72,713	2,478	21,280
Transfer on terminations	(187,233)	(248,639)	(39,479)	(8,472)
Transfer on policy loans	(2,677)	(126,375)	—	—
Net interfund transfers	260,190	(175,086)	22,159	(713,690)

Net increase (decrease) in assets from principal transactions	139,457	(477,387)	(14,842)	(700,882)

Total increase (decrease) in assets	438,442	(693,551)	56,346	(677,444)

Assets, beginning of period	1,687,978	2,381,529	461,622	1,139,066

Assets, end of period	$2,126,420	$1,687,978	$517,968	$461,622

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(o)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.

See accompanying notes.

20

Sub-Account
Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust		Fundamental Holdings Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)

$142,998	—	$393,192	$541,601	$1,131	$733

142,998	—	393,192	541,601	1,131	733

1,722	1,925	131,975	144,416	334	160

141,276	(1,925)	261,217	397,185	797	573

2,909,145	5,145,088	—	—	—	—
1,235,263	3,979,118	(136,393)	(691,376)	1,073	209

4,144,408	9,124,206	(136,393)	(691,376)	1,073	209
3,262,032	(13,569,680)	10,051,032	(869,069)	4,070	230

7,547,716	(4,447,399)	10,175,856	(1,163,260)	5,940	1,012

1,712,866	1,762,973	1,579,775	2,195,195	5,660	175
(2,291,812)	(4,951,950)	(4,625,651)	(5,549,125)	(1,907)	(2,918)
(20,361)	(847,956)	(126,608)	(167,037)	—	—
(5,978,289)	(2,638,854)	(2,196,517)	(1,566,915)	10,446	22,909

(6,577,596)	(6,675,787)	(5,369,001)	(5,087,882)	14,199	20,166

970,120	(11,123,186)	4,806,855	(6,251,142)	20,139	21,178

45,051,048	56,174,234	46,282,299	52,533,441	46,555	25,377

$46,021,168	$45,051,048	$51,089,154	$46,282,299	$66,694	$46,555

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Large Cap Value Trust		Fundamental Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$17,714	$11,118	$44,080	$53,748

Total investment income	17,714	11,118	44,080	53,748
Expenses:
Mortality and expense risk	272	3	3,633	3,491

Net investment income (loss)	17,442	11,115	40,447	50,257

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	76,173	(102,768)	753,464	(93,737)

Realized gains (losses)	76,173	(102,768)	753,464	(93,737)
Unrealized appreciation (depreciation) during the period	159,535	100,193	(75,398)	(271,453)

Net increase (decrease) in assets from operations	253,150	8,540	718,513	(314,933)

Changes from principal transactions:
Transfer of net premiums	52,468	46,169	311,998	419,347
Transfer on terminations	(35,919)	(42,066)	(616,752)	(439,117)
Transfer on policy loans	(29,773)	43,275	(34,175)	(48,958)
Net interfund transfers	337,283	(32,754)	(1,613,686)	(222,079)

Net increase (decrease) in assets from principal transactions	324,059	14,624	(1,952,615)	(290,807)

Total increase (decrease) in assets	577,209	23,164	(1,234,102)	(605,740)

Assets, beginning of period	1,035,643	1,012,479	5,798,505	6,404,245

Assets, end of period	$1,612,852	$1,035,643	$4,564,403	$5,798,505

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(p)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

22

Sub-Account
Global Bond Trust		Global Diversification Trust Series 1		Global Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$2,706,533	$2,226,822	$7,287	$14,741	$23,189	$68,930

2,706,533	2,226,822	7,287	14,741	23,189	68,930

26,331	28,516	153	8	493	462

2,680,202	2,198,306	7,134	14,733	22,696	68,468

—	—	—	—	—	—
801,883	(320,492)	18,251	(91,529)	65,102	(53,691)

801,883	(320,492)	18,251	(91,529)	65,102	(53,691)
(950,544)	1,154,454	95,661	(73,054)	203,411	(279,369)

2,531,541	3,032,268	121,046	(149,850)	291,209	(264,592)

888,546	1,160,678	19,185	138,310	26,199	26,417
(2,181,583)	(3,187,307)	(49,495)	(131,184)	(109,702)	(1,165,101)
(189,879)	(237,820)	(3,995)	(6,578)	—	—
5,717,185	(2,001,149)	(390,234)	122,215	(2,057,217)	(455,396)

4,234,269	(4,265,598)	(424,539)	122,763	(2,140,720)	(1,594,080)

6,765,810	(1,233,330)	(303,493)	(27,087)	(1,849,511)	(1,858,672)

36,361,137	37,594,467	744,079	771,166	2,934,723	4,793,395

$43,126,947	$36,361,137	$440,586	$744,079	$1,085,212	$2,934,723

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust		High Yield Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$2,703,635	$2,604,051

Total investment income	—	—	2,703,635	2,604,051
Expenses:
Mortality and expense risk	15,561	12,434	25,299	22,092

Net investment income (loss)	(15,561)	(12,434)	2,678,336	2,581,959

Realized gains (losses) on investments:
Capital gain distributions	945,768	96,736	—	—
Net realized gains (losses)	868,119	1,069,331	(3,377,774)	(2,460,841)

Realized gains (losses)	1,813,887	1,166,067	(3,377,774)	(2,460,841)
Unrealized appreciation (depreciation) during the period	1,741,638	(137,159)	6,468,096	120,412

Net increase (decrease) in assets from operations	3,539,964	1,016,474	5,768,658	241,530

Changes from principal transactions:
Transfer of net premiums	587,351	324,205	607,790	927,369
Transfer on terminations	(1,195,592)	(1,249,346)	(1,997,237)	(2,445,045)
Transfer on policy loans	(57,447)	(359,902)	(42,243)	(171,476)
Net interfund transfers	3,613,830	1,624,589	4,826,719	2,530,724

Net increase (decrease) in assets from principal transactions	2,948,142	339,546	3,395,029	841,572

Total increase (decrease) in assets	6,488,106	1,356,020	9,163,687	1,083,102

Assets, beginning of period	10,268,697	8,912,677	28,709,254	27,626,152

Assets, end of period	$16,756,803	$10,268,697	$37,872,941	$28,709,254

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

See accompanying notes.

24

Sub-Account
International Core Trust		International Equity Index Trust A		International Equity Index Trust B
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$251,853	$240,247	$215,645	$175,870	$1,202,487	$3,383,323

251,853	240,247	215,645	175,870	1,202,487	3,383,323

1,437	1,757	3,063	4,712	78,116	93,125

250,416	238,490	212,582	171,158	1,124,371	3,290,198

—	—	378,713	127,634	—	—
28,658	19,798	(926,147)	(232,753)	(1,008,160)	(4,429,799)

28,658	19,798	(547,434)	(105,119)	(1,008,160)	(4,429,799)
967,377	(1,214,490)	955,567	(870,601)	15,034,794	(12,658,417)

1,246,451	(956,202)	620,715	(804,562)	15,151,005	(13,798,018)

126,610	142,706	208,945	228,953	1,400,912	1,755,968
(353,264)	(180,728)	(375,298)	(442,666)	(4,505,909)	(4,877,089)
(25,287)	(296)	2,361	4,259	(92,152)	(846,141)
(704,895)	301,099	(5,161,579)	409,766	7,320,651	(21,304,959)

(956,836)	262,781	(5,325,571)	200,312	4,123,502	(25,272,221)

289,615	(693,421)	(4,704,856)	(604,250)	19,274,507	(39,070,239)

8,867,856	9,561,277	4,704,856	5,309,106	85,856,599	124,926,838

$9,157,471	$8,867,856	—	$4,704,856	$105,131,106	$85,856,599

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Growth Stock Trust	International Opportunities Trust
	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$54,395	$158,893	$80,323

Total investment income	54,395	158,893	80,323
Expenses:
Mortality and expense risk	462	2,515	3,745

Net investment income (loss)	53,933	156,378	76,578

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	2,917	(61,731)	(613,988)

Realized gains (losses)	2,917	(61,731)	(613,988)
Unrealized appreciation (depreciation) during the period	266,298	554,226	(1,285,864)

Net increase (decrease) in assets from operations	323,148	648,873	(1,823,274)

Changes from principal transactions:
Transfer of net premiums	31,091	293,437	420,818
Transfer on terminations	(57,469)	(422,729)	(751,695)
Transfer on policy loans	453	(7,080)	(32,311)
Net interfund transfers	7,810,966	(8,608,717)	(1,173,130)

Net increase (decrease) in assets from principal transactions	7,785,041	(8,745,089)	(1,536,318)

Total increase (decrease) in assets	8,108,189	(8,096,216)	(3,359,592)

Assets, beginning of period	—	8,096,216	11,455,808

Assets, end of period	$8,108,189	—	$8,096,216

(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(v)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

26

Sub-Account
International Small Company Trust		International Value Trust		Investment Quality Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$91,884	$178,251	$1,082,218	$1,250,957	$302,689	$405,399

91,884	178,251	1,082,218	1,250,957	302,689	405,399

3,180	4,172	61,357	74,973	14,299	12,065

88,704	174,079	1,020,861	1,175,984	288,390	393,334

—	—	—	—	—	—
3,011	218,390	(654,924)	211,268	394,723	88,495

3,011	218,390	(654,924)	211,268	394,723	88,495
1,380,556	(2,265,006)	6,751,902	(7,886,549)	161,849	231,117

1,472,271	(1,872,537)	7,117,839	(6,499,297)	844,962	712,946

132,480	470,755	1,063,126	1,929,159	165,129	147,645
(308,853)	(557,351)	(2,869,944)	(5,116,016)	(796,815)	(1,003,761)
22,269	(17,468)	73,546	(181,809)	4,691	(230,674)
(2,943,716)	630,002	(6,604,191)	(3,780,376)	3,831,319	691,083

(3,097,820)	525,938	(8,337,463)	(7,149,042)	3,204,324	(395,707)

(1,625,549)	(1,346,599)	(1,219,624)	(13,648,339)	4,049,286	317,239

8,859,729	10,206,328	43,229,895	56,878,234	9,874,484	9,557,245

$7,234,180	$8,859,729	$42,010,271	$43,229,895	$13,923,770	$9,874,484

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth Trust		Large Cap Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$21,185	—	$11,656	$19,278

Total investment income	21,185	—	11,656	19,278
Expenses:
Mortality and expense risk	2,753	2,675	1,061	1,742

Net investment income (loss)	18,432	(2,675)	10,595	17,536

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,708,047	167,475	169,532	100,399

Realized gains (losses)	1,708,047	167,475	169,532	100,399
Unrealized appreciation (depreciation) during the period	5,514,587	(802,540)	12,255	(106,883)

Net increase (decrease) in assets from operations	7,241,066	(637,740)	192,382	11,052

Changes from principal transactions:
Transfer of net premiums	1,492,212	1,622,090	15,114	96,362
Transfer on terminations	(2,219,154)	(2,888,162)	(72,808)	(143,044)
Transfer on policy loans	87,611	(435,304)	—	—
Net interfund transfers	525,459	(81,520)	(1,454,289)	(474,531)

Net increase (decrease) in assets from principal transactions	(113,872)	(1,782,896)	(1,511,983)	(521,213)

Total increase (decrease) in assets	7,127,194	(2,420,636)	(1,319,601)	(510,161)

Assets, beginning of period	37,853,092	40,273,728	1,319,601	1,829,762

Assets, end of period	$44,980,286	$37,853,092	—	$1,319,601

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

28

Sub-Account
Large Cap Value Trust	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$64,685	$66,081	$92,447	$1,564,551	$2,314,556

64,685	66,081	92,447	1,564,551	2,314,556

2,897	6,243	7,692	124,342	154,547

61,788	59,838	84,755	1,440,209	2,160,009

—	—	—	—	—
1,752,385	254,797	167,859	2,523,462	2,157,409

1,752,385	254,797	167,859	2,523,462	2,157,409
(788,003)	445,146	(576,776)	3,532,415	(4,031,501)

1,026,170	759,781	(324,162)	7,496,086	285,917

187,470	466,729	630,879	2,006,313	2,578,192
(587,234)	(448,012)	(898,924)	(8,766,339)	(7,040,462)
(112,034)	(2,864)	(454,044)	(124,050)	(455,545)
(14,680,143)	(848,340)	(1,705,621)	1,566,161	(2,156,793)

(15,191,941)	(832,487)	(2,427,710)	(5,317,915)	(7,074,608)

(14,165,771)	(72,706)	(2,751,872)	2,178,171	(6,788,691)

14,165,771	4,769,861	7,521,733	67,024,824	73,813,515

—	$4,697,155	$4,769,861	$69,202,995	$67,024,824

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust		Lifestyle Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$178,469	$179,934	$732,665	$1,190,940

Total investment income	178,469	179,934	732,665	1,190,940
Expenses:
Mortality and expense risk	3,054	2,222	78,692	84,067

Net investment income (loss)	175,415	177,712	653,973	1,106,873

Realized gains (losses) on investments:
Capital gain distributions	133,662	—	—	—
Net realized gains (losses)	84,179	225,658	(1,492,843)	(1,063,555)

Realized gains (losses)	217,841	225,658	(1,492,843)	(1,063,555)
Unrealized appreciation (depreciation) during the period	52,938	(235,773)	6,448,810	(876,842)

Net increase (decrease) in assets from operations	446,194	167,597	5,609,940	(833,524)

Changes from principal transactions:
Transfer of net premiums	100,548	310,659	1,884,488	3,820,653
Transfer on terminations	(389,012)	(421,782)	(1,606,397)	(2,854,515)
Transfer on policy loans	1,567	(330,725)	36,517	(714,017)
Net interfund transfers	1,762,712	(289,236)	(7,601,925)	(2,950,547)

Net increase (decrease) in assets from principal transactions	1,475,815	(731,084)	(7,287,317)	(2,698,426)

Total increase (decrease) in assets	1,922,009	(563,487)	(1,677,377)	(3,531,950)

Assets, beginning of period	4,315,307	4,878,794	41,437,665	44,969,615

Assets, end of period	$6,237,316	$4,315,307	$39,760,288	$41,437,665

See accompanying notes.

30

Sub-Account
Lifestyle Moderate Trust		Mid Cap Index Trust		Mid Cap Stock Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$321,612	$141,826	$272,666	$131,360	—	—

321,612	141,826	272,666	131,360	—	—

12,761	2,688	7,540	8,229	49,914	54,475

308,851	139,138	265,126	123,131	(49,914)	(54,475)

—	—	1,762,928	422,450	—	—
118,231	94,797	1,124,000	1,336,974	573,769	1,610,903

118,231	94,797	2,886,928	1,759,424	573,769	1,610,903
116,084	(165,646)	(139,511)	(2,017,765)	5,602,840	(4,595,997)

543,166	68,289	3,012,543	(135,210)	6,126,695	(3,039,569)

374,619	227,801	521,703	561,321	803,051	1,173,504
(583,684)	(645,376)	(1,147,017)	(893,953)	(1,895,659)	(2,649,044)
(20,342)	(225,332)	(16,384)	(515,729)	(84,439)	(361,978)
8,692,530	1,344,186	(840,979)	(1,643,617)	(738,865)	(2,859,537)

8,463,123	701,279	(1,482,677)	(2,491,978)	(1,915,912)	(4,697,055)

9,006,289	769,568	1,529,866	(2,627,188)	4,210,783	(7,736,624)

3,830,809	3,061,241	17,375,111	20,002,299	28,291,575	36,028,199

$12,837,098	$3,830,809	$18,904,977	$17,375,111	$32,502,358	$28,291,575

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$296,605	$273,785	$48,693	—

Total investment income	296,605	273,785	48,693	—
Expenses:
Mortality and expense risk	39,583	40,475	67,001	95,890

Net investment income (loss)	257,022	233,310	(18,308)	(95,890)

Realized gains (losses) on investments:
Capital gain distributions	2,641,101	—	8,306	127,184
Net realized gains (losses)	919,686	(14,367)	—	—

Realized gains (losses)	3,560,787	(14,367)	8,306	127,184
Unrealized appreciation (depreciation) during the period	2,216,825	(1,886,802)	—	—

Net increase (decrease) in assets from operations	6,034,634	(1,667,859)	(10,002)	31,294

Changes from principal transactions:
Transfer of net premiums	729,471	841,778	12,285,665	15,028,913
Transfer on terminations	(2,629,534)	(2,956,285)	(45,411,752)	(31,410,802)
Transfer on policy loans	7,891	(315,879)	(2,425,321)	(10,843,453)
Net interfund transfers	(3,642,484)	(2,682,307)	6,041,130	16,885,819

Net increase (decrease) in assets from principal transactions	(5,534,656)	(5,112,693)	(29,510,278)	(10,339,523)

Total increase (decrease) in assets	499,978	(6,780,552)	(29,520,280)	(10,308,229)

Assets, beginning of period	32,772,540	39,553,092	145,814,043	156,122,272

Assets, end of period	$33,272,518	$32,772,540	$116,293,763	$145,814,043

See accompanying notes.

32

Sub-Account
Natural Resources Trust		Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$186,448	$129,829	$984,918	$798,849	$339,283	$682,371

186,448	129,829	984,918	798,849	339,283	682,371

14,543	19,302	32,013	32,182	10,287	8,741

171,905	110,527	952,905	766,667	328,996	673,630

—	—	—	—	—	—
4,262	1,909,285	1,679,872	783,335	567,896	180,197

4,262	1,909,285	1,679,872	783,335	567,896	180,197
(19,796)	(7,596,836)	6,128,990	2,881,580	712,984	1,027,451

156,371	(5,577,024)	8,761,767	4,431,582	1,609,876	1,881,278

559,406	968,367	919,418	1,324,419	876,395	1,139,321
(972,839)	(2,019,700)	(3,491,754)	(4,704,060)	(1,076,737)	(1,272,038)
(82,343)	(419,315)	(140,787)	(199,357)	(68,592)	(155,909)
1,993,084	(625,436)	(1,242,617)	1,047,954	784,801	4,123,169

1,497,308	(2,096,084)	(3,955,740)	(2,531,044)	515,867	3,834,543

1,653,679	(7,673,108)	4,806,027	1,900,538	2,125,743	5,715,821

20,266,554	27,939,662	52,297,723	50,397,185	18,487,723	12,771,902

$21,920,233	$20,266,554	$57,103,750	$52,297,723	$20,613,466	$18,487,723

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short Term Government Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$946,390	$918,480

Total investment income	—	—	946,390	918,480
Expenses:
Mortality and expense risk	4,373	6,227	30,441	34,633

Net investment income (loss)	(4,373)	(6,227)	915,949	883,847

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	96,524
Net realized gains (losses)	114,974	946,688	(37,011)	155,811

Realized gains (losses)	114,974	946,688	(37,011)	252,335
Unrealized appreciation (depreciation) during the period	206,576	(1,191,977)	(328,202)	(139,408)

Net increase (decrease) in assets from operations	317,177	(251,516)	550,736	996,774

Changes from principal transactions:
Transfer of net premiums	99,762	166,327	535,186	539,731
Transfer on terminations	(225,430)	(383,006)	(6,331,173)	(2,444,443)
Transfer on policy loans	(2,463)	(298,125)	(5,153,388)	73,139
Net interfund transfers	670,049	(1,332,532)	18,790,945	9,406,476

Net increase (decrease) in assets from principal transactions	541,918	(1,847,336)	7,841,570	7,574,903

Total increase (decrease) in assets	859,095	(2,098,852)	8,392,306	8,571,677

Assets, beginning of period	3,033,278	5,132,130	37,341,440	28,769,763

Assets, end of period	$3,892,373	$3,033,278	$45,733,746	$37,341,440

See accompanying notes.

34

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$318,651	$188,467	—	$9,110

—	—	318,651	188,467	—	9,110

77,724	88,676	6,682	6,551	2,520	3,664

(77,724)	(88,676)	311,969	181,916	(2,520)	5,446

5,421,733	1,113,261	2,625,925	67,156	—	—
(62,487)	860,498	246,500	386,798	808,207	736,570

5,359,246	1,973,759	2,872,425	453,954	808,207	736,570
1,262,668	(4,944,538)	(869,651)	(1,322,035)	538,968	(954,431)

6,544,190	(3,059,455)	2,314,743	(686,165)	1,344,655	(212,415)

926,348	1,497,763	305,479	354,660	283,745	266,481
(2,976,775)	(2,937,189)	(1,187,295)	(737,432)	(517,377)	(335,948)
(130,454)	(445,748)	(2,954)	(205,644)	(1,937)	2,003
(5,499,978)	(740,677)	599,341	(421,888)	(1,316,724)	(3,330,155)

(7,680,859)	(2,625,851)	(285,429)	(1,010,304)	(1,552,293)	(3,397,619)

(1,136,669)	(5,685,306)	2,029,314	(1,696,469)	(207,638)	(3,610,034)

41,418,390	47,103,696	14,878,204	16,574,673	7,896,579	11,506,613

$40,281,721	$41,418,390	$16,907,518	$14,878,204	$7,688,941	$7,896,579

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust		Small Company Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$628,267	$631,399	$14,372	$34,435

Total investment income	628,267	631,399	14,372	34,435
Expenses:
Mortality and expense risk	46,341	45,624	5,383	5,603

Net investment income (loss)	581,926	585,775	8,989	28,832

Realized gains (losses) on investments:
Capital gain distributions	3,333,045	—	—	—
Net realized gains (losses)	3,934,688	1,594,357	391,867	276,187

Realized gains (losses)	7,267,733	1,594,357	391,867	276,187
Unrealized appreciation (depreciation) during the period	2,694,015	(1,548,408)	453,457	(421,891)

Net increase (decrease) in assets from operations	10,543,674	631,724	854,313	(116,872)

Changes from principal transactions:
Transfer of net premiums	1,342,650	1,920,788	224,144	280,536
Transfer on terminations	(5,503,057)	(5,296,108)	(478,294)	(483,136)
Transfer on policy loans	(115,970)	(234,275)	(8,351)	(33,959)
Net interfund transfers	(8,557,696)	(2,184,158)	147,969	168,568

Net increase (decrease) in assets from principal transactions	(12,834,073)	(5,793,753)	(114,532)	(67,991)

Total increase (decrease) in assets	(2,290,399)	(5,162,029)	739,781	(184,863)

Assets, beginning of period	71,795,672	76,957,701	5,324,334	5,509,197

Assets, end of period	$69,505,273	$71,795,672	$6,064,115	$5,324,334

See accompanying notes.

36

Sub-Account
Smaller Company Growth Trust		Strategic Income Opportunities Trust		Total Bond Market Trust B
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$519,339	$773,829	$726,840	$1,914,748

—	—	519,339	773,829	726,840	1,914,748

380	733	7,246	7,331	38,606	38,902

(380)	(733)	512,093	766,498	688,234	1,875,846

49,200	—	—	—	—	—
28,752	56,697	(204,321)	19,110	447,947	513,702

77,952	56,697	(204,321)	19,110	447,947	513,702
21,305	(109,909)	588,705	(640,614)	617,835	858,328

98,877	(53,945)	896,477	144,994	1,754,016	3,247,876

18,336	37,001	221,570	245,188	716,322	947,430
(100,798)	(101,848)	(834,945)	(528,990)	(2,981,068)	(3,383,131)
(10,861)	(51,717)	(203,788)	(49,089)	(163,607)	(254,761)
121,097	(1,096,839)	634,223	(534,633)	(739,704)	(843,116)

27,774	(1,213,403)	(182,940)	(867,524)	(3,168,057)	(3,533,578)

126,651	(1,267,348)	713,537	(722,530)	(1,414,041)	(285,702)

686,741	1,954,089	7,078,113	7,800,643	44,710,494	44,996,196

$813,392	$686,741	$7,791,650	$7,078,113	$43,296,453	$44,710,494

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust		Total Stock Market Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$2,617,858	$5,000,333	$332,334	$262,734

Total investment income	2,617,858	5,000,333	332,334	262,734
Expenses:
Mortality and expense risk	17,783	17,020	19,212	21,213

Net investment income (loss)	2,600,075	4,983,313	313,122	241,521

Realized gains (losses) on investments:
Capital gain distributions	—	4,334,217	54,567	—
Net realized gains (losses)	449,356	1,907,818	513,529	593,440

Realized gains (losses)	449,356	6,242,035	568,096	593,440
Unrealized appreciation (depreciation) during the period	6,901,572	(6,826,659)	2,054,649	(734,012)

Net increase (decrease) in assets from operations	9,951,003	4,398,689	2,935,867	100,949

Changes from principal transactions:
Transfer of net premiums	2,509,749	4,014,642	509,016	486,634
Transfer on terminations	(9,984,758)	(6,904,006)	(1,707,159)	(1,731,702)
Transfer on policy loans	(5,462,718)	(401,879)	(122,283)	(115,144)
Net interfund transfers	10,677,947	(5,194,216)	7,907	(898,747)

Net increase (decrease) in assets from principal transactions	(2,259,780)	(8,485,459)	(1,312,519)	(2,258,959)

Total increase (decrease) in assets	7,691,223	(4,086,770)	1,623,348	(2,158,010)

Assets, beginning of period	112,954,573	117,041,343	19,386,092	21,544,102

Assets, end of period	$120,645,796	$112,954,573	$21,009,440	$19,386,092

(t)	Fund available in prior year but no activity.
(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

38

Sub-Account
Ultra Short Term Bond Trust		U.S. Equity Trust	Utilities Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,966	$10,811	$18,851	$485,281	$743,939

4,966	10,811	18,851	485,281	743,939

609	360	1,662	10,222	11,290

4,357	10,451	17,189	475,059	732,649

—	—	—	—	—
(5,090)	(52)	(18,842)	1,581,397	347,532

(5,090)	(52)	(18,842)	1,581,397	347,532
3,665	(10,898)	14,888	(112,559)	(13,530)

2,932	(499)	13,235	1,943,897	1,066,651

33,778	34,703	42,210	308,288	362,526
(385,111)	(15,006)	(319,885)	(4,023,185)	(4,376,442)
—	—	3,721	(11,732)	(61,238)
33,584	726,863	1,487,878	(4,241,180)	5,236,519

(317,749)	746,560	1,213,924	(7,967,809)	1,161,365

(314,817)	746,061	1,227,159	(6,023,912)	2,228,016

746,061	—	—	19,530,505	17,302,489

$431,244	$746,061	$1,227,159	$13,506,593	$19,530,505

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust		Total
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$89,780	$98,681	$33,969,846	$44,765,307

Total investment income	89,780	98,681	33,969,846	44,765,307
Expenses:
Mortality and expense risk	5,131	3,182	1,849,775	1,972,138

Net investment income (loss)	84,649	95,499	32,120,071	42,793,169

Realized gains (losses) on investments:
Capital gain distributions	—	—	23,684,388	15,140,076
Net realized gains (losses)	550,451	608,624	15,734,543	12,685,802

Realized gains (losses)	550,451	608,624	39,418,931	27,825,878
Unrealized appreciation (depreciation) during the period	812,507	(688,295)	214,951,835	(114,073,444)

Net increase (decrease) in assets from operations	1,447,607	15,828	286,490,837	(43,454,397)

Changes from principal transactions:
Transfer of net premiums	282,479	378,036	60,940,084	79,763,627
Transfer on terminations	(591,186)	(2,115,567)	(193,250,355)	(184,493,131)
Transfer on policy loans	(31,703)	(147,959)	(15,247,515)	(23,788,518)
Net interfund transfers	1,385,196	(290,352)	(20,064,117)	(50,328,093)

Net increase (decrease) in assets from principal transactions	1,044,786	(2,175,842)	(167,621,903)	(178,846,115)

Total increase (decrease) in assets	2,492,393	(2,160,014)	118,868,934	(222,300,512)

Assets, beginning of period	7,930,214	10,090,228	2,095,553,479	2,317,853,991

Assets, end of period	$10,422,607	$7,930,214	$2,214,422,413	$2,095,553,479

See accompanying notes.

40

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2012

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 68 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2012. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life nsurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
International Growth Stock Trust	November 5, 2012
U.S. Equity Trust	April 30, 2012

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
American Blue Chip Income and Growth Trust Series 1	American Growth-Income Trust Series 1	November 5, 2012
Balanced Trust	Lifestyle Growth Trust	April 30, 2012
International Equity Index Trust A	International Equity Index Trust B	November 5, 2012
International Opportunities Trust	International Growth Stock Trust	November 5, 2012
Large Cap Trust	U.S. Equity Trust	April 30, 2012

41

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$2,214,422,413
Level 2	—
Level 3	—

$2,214,422,413

42

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charges

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$25,286,523	$38,806,441
Active Bond Trust	9,935,981	8,472,231
All Cap Core Trust	391,520	534,824
All Cap Value Trust	1,252,952	5,493,482
Alpha Opportunities Trust	314,399	669,556

43

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Asset Allocation Trust Series 1	$89,134	$120,987
American Blue Chip Income and Growth Trust Series 1	2,977,213	4,837,357
American Global Growth Trust Series 1	63,839	515,818
American Global Small Capitalization Trust Series 1	171,420	16,645
American Growth Trust Series 1	1,802,345	10,572,905
American Growth-Income Trust Series 1	5,735,249	3,119,291
American High-Income Bond Trust Series 1	844,359	410,307
American International Trust Series 1	3,284,893	10,248,834
American New World Trust Series 1	945,049	994,071
Balanced Trust	31,448	96,299
Blue Chip Growth Trust	10,998,243	15,294,585
Bond Trust	779,586	571,671
Capital Appreciation Trust	6,276,794	14,450,222
Capital Appreciation Value Trust	2,059,071	973,797
Core Allocation Plus Trust	1,215,685	446,809
Core Bond Trust	7,107,669	4,113,087
Core Strategy Trust	3,937	401
Disciplined Diversification Trust	63,328	89,730
Emerging Markets Value Trust	10,111,966	8,085,192
Equity-Income Trust	17,818,274	27,440,776
Financial Services Trust	465,900	310,941
Franklin Templeton Founding Allocation Trust	40,726	40,066
Fundamental All Cap Core Trust	2,383,735	7,491,519
Fundamental Holdings Trust Series 1	22,873	7,878
Fundamental Large Cap Value Trust	1,341,948	1,000,447
Fundamental Value Trust	555,198	2,467,365
Global Bond Trust	15,700,407	8,785,936
Global Diversification Trust Series 1	307,110	724,514
Global Trust	429,867	2,547,891
Health Sciences Trust	7,034,353	3,156,004
High Yield Trust	22,340,208	16,266,842
International Core Trust	729,289	1,435,709
International Equity Index Trust A	3,921,693	8,655,969
International Equity Index Trust B	15,900,898	10,653,025
International Growth Stock Trust	8,038,866	199,892
International Opportunities Trust	2,506,611	11,095,323
International Small Company Trust	2,304,005	5,313,122
International Value Trust	7,192,535	14,509,137
Investment Quality Bond Trust	9,103,521	5,610,807
Large Cap Trust	834,923	2,336,311
Lifestyle Aggressive Trust	747,962	1,520,611
Lifestyle Balanced Trust	6,390,029	10,267,737
Lifestyle Conservative Trust	2,986,272	1,201,379
Lifestyle Growth Trust	3,888,308	10,521,651
Lifestyle Moderate Trust	10,303,942	1,531,969
Mid Cap Index Trust	7,825,429	7,280,051
Mid Cap Stock Trust	6,265,601	8,231,426
Mid Value Trust	6,263,713	8,900,246
Money Market Trust B	71,161,279	100,681,559
Natural Resources Trust	8,630,484	6,961,271
Real Estate Securities Trust	7,214,685	10,217,520
Real Return Bond Trust	10,156,958	9,312,095

44

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Science & Technology Trust	$1,151,900	$614,356
Short Term Government Income Trust	28,156,248	19,398,729
Small Cap Growth Trust	9,418,219	11,755,070
Small Cap Index Trust	5,566,784	2,914,318
Small Cap Opportunities Trust	2,964,268	4,519,080
Small Cap Value Trust	9,242,917	18,162,018
Small Company Value Trust	1,555,515	1,661,058
Smaller Company Growth Trust	382,196	305,602
Strategic Income Opportunities Trust	2,490,802	2,161,649
Total Bond Market Trust B	5,150,234	7,630,056
Total Return Trust	32,794,395	32,454,099
Total Stock Market Index Trust	2,850,369	3,795,198
Ultra Short Term Bond Trust	434,253	747,646
U.S. Equity Trust	2,930,182	1,699,070
Utilities Trust	3,588,485	11,081,237
Value Trust	4,438,098	3,308,662
All Asset Portfolio	9,705,711	4,357,173
Brandes International Equity Trust	7,937,137	26,930,513
Business Opportunity Value Trust	2,199,437	4,595,121
Frontier Capital Appreciation Trust	8,992,724	12,519,898
Large Cap Growth Trust	7,730,726	7,826,166

	$502,230,805	$614,048,250

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

45

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2013 and has determined that no events have occurred that require additional disclosure.

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	15,556	16,243	18,200	20,463	21,981
Units issued	811	994	699	1,583	2,175
Units redeemed	(1,530)	(1,681)	(2,656)	(3,846)	(3,693)

Units, end of period (000’s)	14,837	15,556	16,243	18,200	20,463

Unit value, end of period $	25.70 to 28.52	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66
Assets, end of period $ (000’s)	388,023	351,035	360,475	352,933	315,740
Investment income ratio*	1.01%	1.78%	1.73%	2.21%	2.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.09% to 15.80%	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,378	1,389	1,416	1,672	2,146
Units issued	244	258	231	173	139
Units redeemed	(255)	(269)	(258)	(429)	(613)

Units, end of period (000’s)	1,367	1,378	1,389	1,416	1,672

Unit value, end of period $	29.85 to 66.31	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09
Assets, end of period $ (000’s)	47,322	43,918	41,425	36,794	35,824
Investment income ratio*	4.27%	5.54%	7.68%	7.02%	5.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.07% to 9.76%	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,758	1,590	1,627	1,423	684
Units issued	570	414	339	1,267	1,658
Units redeemed	(305)	(246)	(376)	(1,063)	(919)

Units, end of period (000’s)	2,023	1,758	1,590	1,627	1,423

Unit value, end of period $	15.08 to 15.82	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93
Assets, end of period $ (000’s)	31,925	24,192	21,532	19,560	14,121
Investment income ratio*	4.67%	6.58%	6.79%	7.83%	6.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.94% to 14.65%	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	27	19	11	4	5
Units issued	31	16	17	7	—
Units redeemed	(42)	(8)	(9)	—	(1)

Units, end of period (000’s)	16	27	19	11	4

Unit value, end of period $	13.08 to 13.72	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05
Assets, end of period $ (000’s)	205	306	211	107	33
Investment income ratio*	0.84%	1.01%	1.48%	3.01%	1.78%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.91% to 16.62%	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	846	567	628	550	312
Units issued	48	348	132	246	359
Units redeemed	(358)	(69)	(193)	(168)	(121)

Units, end of period (000’s)	536	846	567	628	550

Unit value, end of period $	14.87 to 15.60	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78
Assets, end of period $ (000’s)	8,261	11,792	8,237	7,722	5,347
Investment income ratio*	0.71%	0.46%	0.44%	0.64%	1.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.23% to 10.92%	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	128	2	—	—
Units issued	13	133	2	1
Units redeemed	(46)	(7)	—	(1)

Units, end of period (000’s)	95	128	2	—

Unit value, end of period $	16.25 to 16.63	13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	1,568	1,750	32	—
Investment income ratio*	0.64%	0.46%	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.62% to 21.38%	(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	44	108	63	—
Units issued	7	12	78	93
Units redeemed	(11)	(76)	(33)	(30)

Units, end of period (000’s)	40	44	108	63

Unit value, end of period $	11.75	10.15	10.06	8.98
Assets, end of period $ (000’s)	477	447	1,093	563
Investment income ratio*	1.55%	1.39%	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	15.77%	0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	176	174	182	179	173
Units issued	194	56	29	49	40
Units redeemed	(370)	(54)	(37)	(46)	(34)

Units, end of period (000’s)	—	176	174	182	179

Unit value, end of period $	12.59 to 13.19	11.29 to 11.76	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36
Assets, end of period $ (000’s)	—	2,053	2,070	1,934	1,495
Investment income ratio*	0.00%	1.31%	1.28%	1.74%	4.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.57% to 12.15%	(1.90%) to (1.29%)	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	89	—
Units issued	6	92
Units redeemed	(54)	(3)

Units, end of period (000’s)	41	89

Unit value, end of period $	11.05 to 11.19	9.10 to 9.17
Assets, end of period $ (000’s)	456	812
Investment income ratio*	0.34%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.37% to 22.12%	(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	6	—
Units issued	19	6
Units redeemed	(2)	—

Units, end of period (000’s)	23	6

Unit value, end of period $	9.51 to 9.64	8.13 to 8.19
Assets, end of period $ (000’s)	213	46
Investment income ratio*	1.39%	1.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.98% to 17.71%	(19.93%) to (19.43%)

(t)	Fund available in prior year but no activity.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,377	2,730	2,859	2,008	1,732
Units issued	121	552	1,047	2,023	996
Units redeemed	(741)	(905)	(1,176)	(1,172)	(720)

Units, end of period (000’s)	1,757	2,377	2,730	2,859	2,008

Unit value, end of period $	14.40 to 15.11	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21
Assets, end of period $ (000’s)	26,308	30,359	36,695	32,514	16,441
Investment income ratio*	0.38%	0.22%	0.36%	0.27%	1.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.49%	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	438	492	699	332	310
Units issued	432	23	48	476	60
Units redeemed	(246)	(77)	(255)	(109)	(38)

Units, end of period (000’s)	624	438	492	699	332

Unit value, end of period $	12.98 to 13.62	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17
Assets, end of period $ (000’s)	8,339	5,027	5,787	7,428	2,692
Investment income ratio*	2.07%	1.14%	0.94%	1.45%	2.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.44% to 17.16%	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	74	—
Units issued	70	93
Units redeemed	(37)	(19)

Units, end of period (000’s)	107	74

Unit value, end of period $	11.34 to 11.49	10.09 to 10.16
Assets, end of period $ (000’s)	1,216	746
Investment income ratio*	8.27%	11.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.41% to 13.11%	0.83% to 1.46%

(t) Fund available in prior year but no activity.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,108	2,183	1,923	1,874	976
Units issued	211	388	657	1,240	1,334
Units redeemed	(733)	(463)	(397)	(1,191)	(436)

Units, end of period (000’s)	1,586	2,108	2,183	1,923	1,874

Unit value, end of period $	14.83 to 15.55	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14
Assets, end of period $ (000’s)	24,582	27,823	33,638	27,722	18,951
Investment income ratio*	1.06%	1.40%	1.70%	1.15%	5.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.50%	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	284	280	55	—
Units issued	61	137	301	68
Units redeemed	(67)	(133)	(76)	(13)

Units, end of period (000’s)	278	284	280	55

Unit value, end of period $	15.41 to 15.77	13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	4,366	3,801	4,382	729
Investment income ratio*	0.61%	1.48%	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.64% to 17.37%	(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust
	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	6	2	—
Units issued	—	4	3
Units redeemed	(6)	—	(1)

Units, end of period (000’s)	—	6	2

Unit value, end of period $	14.46 to 14.73	13.34 to 13.57	13.28 to 13.41
Assets, end of period $ (000’s)	—	89	29
Investment income ratio*	4.38%	2.39%	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.35% to 8.57%	0.50% to 1.13%	11.94% to 12.63%

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(t)	Fund available in prior year but no activity.

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,532	3,700	3,853	4,206	4,372
Units issued	366	509	376	294	369
Units redeemed	(496)	(677)	(529)	(647)	(535)

Units, end of period (000’s)	3,402	3,532	3,700	3,853	4,206

Unit value, end of period $	30.64 to 79.24	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69
Assets, end of period $ (000’s)	95,434	84,498	86,878	78,242	61,013
Investment income ratio*	0.13%	0.01%	0.09%	0.19%	0.39%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.66% to 18.39%	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)

	Sub-Account
	Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)
Units, beginning of period	121	—
Units issued	69	122
Units redeemed	(55)	(1)

Units, end of period (000’s)	135	121

Unit value, end of period $	10.64 to 10.72	10.07 to 10.08
Assets, end of period $ (000’s)	1,446	1,224
Investment income ratio*	3.72%	14.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.65% to 6.31%	0.70% to 0.82%

(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,991	3,483	3,821	4,419	4,795
Units issued	243	380	386	521	1,019
Units redeemed	(978)	(872)	(724)	(1,119)	(1,395)

Units, end of period (000’s)	2,256	2,991	3,483	3,821	4,419

Unit value, end of period $	27.49 to 30.57	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36
Assets, end of period $ (000’s)	67,388	74,076	99,778	104,544	96,474
Investment income ratio*	1.84%	2.98%	3.27%	2.41%	3.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	19.94% to 20.68%	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,289	1,720	2,052	1,987	1,535
Units issued	136	125	496	662	809
Units redeemed	(303)	(556)	(828)	(597)	(357)

Units, end of period (000’s)	1,122	1,289	1,720	2,052	1,987

Unit value, end of period $	15.16 to 16.20	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58
Assets, end of period $ (000’s)	18,150	17,767	24,713	27,001	20,983
Investment income ratio*	0.84%	0.38%	0.77%	0.85%	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.56% to 17.29%	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,674	2,866	2,815	2,457	2,617
Units issued	396	542	629	881	814
Units redeemed	(919)	(734)	(578)	(523)	(974)

Units, end of period (000’s)	2,151	2,674	2,866	2,815	2,457

Unit value, end of period $	15.37 to 16.13	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72
Assets, end of period $ (000’s)	34,298	36,835	39,435	34,648	21,273
Investment income ratio*	0.19%	0.11%	0.19%	0.33%	0.50%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.31% to 16.03%	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	86	223	163	3	—
Units issued	156	115	150	166	3
Units redeemed	(81)	(252)	(90)	(6)	—

Units, end of period (000’s)	161	86	223	163	3

Unit value, end of period $	12.76	11.12	10.79	9.47	7.27
Assets, end of period $ (000’s)	2,045	951	2,397	1,538	20
Investment income ratio*	2.28%	1.37%	1.87%	11.49%	1.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	14.77%	3.09%	13.91%	30.26%	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	45	8	—
Units issued	113	40	8
Units redeemed	(45)	(3)	—

Units, end of period (000’s)	113	45	8

Unit value, end of period $	10.63	9.36	9.58
Assets, end of period $ (000’s)	1,193	411	71
Investment income ratio*	3.90%	1.64%	1.86%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	13.53%	(2.26%)	10.57%

(t) Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	363	677	792	329	261
Units issued	438	150	124	627	293
Units redeemed	(265)	(464)	(239)	(164)	(225)

Units, end of period (000’s)	536	363	677	792	329

Unit value, end of period $	14.94 to 15.67	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53
Assets, end of period $ (000’s)	8,401	5,334	9,164	10,009	3,786
Investment income ratio*	2.90%	2.58%	2.45%	4.06%	5.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.88% to 6.54%	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	70	3	—
Units issued	—	—	67	11
Units redeemed	—	(67)	—	(8)

Units, end of period (000’s)	3	3	70	3

Unit value, end of period $	11.64	10.34	10.32	9.17
Assets, end of period $ (000’s)	34	28	723	25
Investment income ratio*	3.01%	0.52%	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	12.58%	0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	47	83	149	—
Units issued	4	43	12	149
Units redeemed	(8)	(79)	(78)	—

Units, end of period (000’s)	43	47	83	149

Unit value, end of period $	11.51	10.21	10.42	9.19
Assets, end of period $ (000’s)	494	479	863	1,367
Investment income ratio*	2.46%	2.04%	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	12.79%	(2.04%)	13.45%	27.27%

(t)	Fund available in prior year but no activity.

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,179	2,383	1,302	978	336
Units issued	721	626	1,543	1,469	786
Units redeemed	(717)	(830)	(462)	(1,145)	(144)

Units, end of period (000’s)	2,183	2,179	2,383	1,302	978

Unit value, end of period $	11.93 to 12.36	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77
Assets, end of period $ (000’s)	26,952	22,695	34,013	15,110	5,637
Investment income ratio*	1.11%	1.52%	1.61%	0.16%	4.09%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.77% to 18.49%	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,714	4,764	5,175	5,774	6,590
Units issued	505	1,031	823	693	863
Units redeemed	(904)	(1,081)	(1,234)	(1,292)	(1,679)

Units, end of period (000’s)	4,315	4,714	4,764	5,175	5,774

Unit value, end of period $	29.54 to 32.78	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40
Assets, end of period $ (000’s)	136,935	127,621	130,000	122,774	109,191
Investment income ratio*	2.11%	1.86%	1.98%	2.22%	2.48%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.75% to 17.47%	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	151	199	257	189	167
Units issued	38	47	74	139	73
Units redeemed	(24)	(95)	(132)	(71)	(51)

Units, end of period (000’s)	165	151	199	257	189

Unit value, end of period $	10.87 to 20.02	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79
Assets, end of period $ (000’s)	2,126	1,688	2,382	2,667	1,406
Investment income ratio*	0.83%	1.56%	0.31%	0.88%	1.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.29% to 18.03%	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	46	114	164	1	—
Units issued	2	4	39	164	1
Units redeemed	(4)	(72)	(89)	(1)	—

Units, end of period (000’s)	44	46	114	164	1

Unit value, end of period $	11.34	9.75	9.89	8.93	6.79
Assets, end of period $ (000’s)	518	462	1,139	1,469	8
Investment income ratio*	3.28%	2.56%	2.42%	23.94%	8.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	16.33%	(1.45%)	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

61

A John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,130	1,300	1,500	1,748	1,754
Units issued	133	463	474	415	388
Units redeemed	(278)	(633)	(674)	(663)	(394)

Units, end of period (000’s)	985	1,130	1,300	1,500	1,748

Unit value, end of period $	50.88 to 54.36	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44
Assets, end of period $ (000’s)	46,021	45,051	56,174	50,797	40,217
Investment income ratio*	0.30%	0.00%	0.22%	0.04%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.71% to 17.43%	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)
Units, beginning of period	4,017	4,459	4,967	5,689	22
Units issued	157	226	282	408	6,603
Units redeemed	(580)	(668)	(790)	(1,130)	(936)

Units, end of period (000’s)	3,594	4,017	4,459	4,967	5,689

Unit value, end of period $	13.84 to 14.52	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81
Assets, end of period $ (000’s)	51,089	46,282	52,533	49,112	43,929
Investment income ratio*	0.80%	1.07%	1.19%	1.42%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.89% to 23.67%	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	4	2	1	—
Units issued	2	2	1	1
Units redeemed	(1)	—	—	—

Units, end of period (000’s)	5	4	2	1

Unit value, end of period $	14.33 to 14.66	12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	67	47	25	7
Investment income ratio*	1.84%	2.34%	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.96% to 12.65%	(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(o) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1. (aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	95	94	140	158	148
Units issued	105	38	9	14	38
Units redeemed	(81)	(37)	(55)	(32)	(28)

Units, end of period (000’s)	119	95	94	140	158

Unit value, end of period $	12.99 to 13.62	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60
Assets, end of period $ (000’s)	1,613	1,036	1,012	1,323	1,197
Investment income ratio*	1.48%	0.97%	1.69%	2.17%	2.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	23.72% to 24.48%	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	506	538	592	520	453
Units issued	41	84	70	283	329
Units redeemed	(195)	(116)	(124)	(211)	(262)

Units, end of period (000’s)	352	506	538	592	520

Unit value, end of period $	12.45 to 13.06	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02
Assets, end of period $ (000’s)	4,564	5,799	6,404	6,227	4,158
Investment income ratio*	0.82%	0.85%	1.17%	1.03%	1.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.70% to 13.40%	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,286	1,443	1,515	1,606	1,504
Units issued	443	266	430	512	590
Units redeemed	(297)	(423)	(502)	(603)	(488)

Units, end of period (000’s)	1,432	1,286	1,443	1,515	1,606

Unit value, end of period $	28.70 to 31.84	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38
Assets, end of period $ (000’s)	43,127	36,361	37,594	35,797	32,860
Investment income ratio*	7.03%	6.33%	3.67%	12.70%	0.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.48% to 7.15%	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	56	54	3	—
Units issued	21	188	116	146
Units redeemed	(48)	(186)	(65)	(143)

Units, end of period (000’s)	29	56	54	3

Unit value, end of period $	15.01 to 15.36	13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	441	744	771	39
Investment income ratio*	0.84%	0.87%	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.13% to 15.84%	(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(p) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1. (aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	265	407	141	144	154
Units issued	33	58	298	71	65
Units redeemed	(217)	(200)	(32)	(74)	(75)

Units, end of period (000’s)	81	265	407	141	144

Unit value, end of period $	12.88 to 13.51	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32
Assets, end of period $ (000’s)	1,085	2,935	4,793	1,536	1,193
Investment income ratio*	1.28%	1.59%	2.31%	1.59%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.06% to 21.82%	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	508	488	484	368	397
Units issued	249	340	173	299	240
Units redeemed	(126)	(320)	(169)	(183)	(269)

Units, end of period (000’s)	631	508	488	484	368

Unit value, end of period $	25.09 to 26.98	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10
Assets, end of period $ (000’s)	16,757	10,269	8,913	7,594	4,411
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.12% to 31.93%	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,793	1,743	1,577	1,202	1,333
Units issued	1,113	694	860	1,100	340
Units redeemed	(920)	(644)	(694)	(725)	(471)

Units, end of period (000’s)	1,986	1,793	1,743	1,577	1,202

Unit value, end of period $	17.74 to 19.45	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19
Assets, end of period $ (000’s)	37,873	28,709	27,626	21,989	10,820
Investment income ratio*	7.90%	9.19%	48.58%	12.49%	9.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.30% to 19.07%	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	743	725	872	872	720
Units issued	38	92	173	292	209
Units redeemed	(115)	(74)	(320)	(292)	(57)

Units, end of period (000’s)	666	743	725	872	872

Unit value, end of period $	13.13 to 13.77	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16
Assets, end of period $ (000’s)	9,157	8,868	9,561	10,500	8,851
Investment income ratio*	2.92%	2.51%	1.98%	2.40%	5.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.45% to 15.16%	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)

	Sub-Account
	International Equity Index Trust A
	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	495	479	—
Units issued	328	102	679
Units redeemed	(823)	(86)	(200)

Units, end of period (000’s)	—	495	479

Unit value, end of period $	10.38 to 10.54	9.40 to 9.50	11.03 to 11.08
Assets, end of period $ (000’s)	—	4,705	5,309
Investment income ratio*	4.35%	3.35%	2.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.36% to 10.94%	(14.75%) to (14.21%)	10.30% to 10.76%

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,011	5,056	5,494	6,401	5,181
Units issued	654	356	329	495	2,011
Units redeemed	(445)	(1,401)	(767)	(1,402)	(791)

Units, end of period (000’s)	4,220	4,011	5,056	5,494	6,401

Unit value, end of period $	23.07 to 41.55	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52
Assets, end of period $ (000’s)	105,131	85,857	124,927	120,140	102,439
Investment income ratio*	1.32%	3.11%	2.55%	3.72%	3.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.03% to 17.76%	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)

Sub-Account
International Growth Stock Trust
Year Ended Dec. 31/12 (r)
Units, beginning of period	—
Units issued	798
Units redeemed	(20)

Units, end of period (000’s)	778

Unit value, end of period $	10.40 to 10.41
Assets, end of period $ (000’s)	8,108
Investment income ratio*	4.27%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	4.02% to 4.12%

(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	675	802	809	969	993
Units issued	180	100	245	244	542
Units redeemed	(855)	(227)	(252)	(404)	(566)

Units, end of period (000’s)	—	675	802	809	969
Unit value, end of period $	12.45 to 13.05	11.56 to 12.05	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16

Assets, end of period $ (000’s)	—	8,096	11,456	10,154	8,853
Investment income ratio*	2.23%	0.76%	1.48%	1.08%	1.35%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.76% to 8.33%	(16.44%) to (15.91%)	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)

(v) Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	875	845	672	—
Units issued	199	280	369	891
Units redeemed	(474)	(250)	(196)	(219)

Units, end of period (000’s)	600	875	845	672

Unit value, end of period $	11.83 to 12.06	9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	7,234	8,860	10,206	6,617
Investment income ratio*	1.30%	1.72%	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.50% to 19.23%	(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,728	4,275	782	725	788
Units issued	490	443	4,154	236	257
Units redeemed	(1,175)	(990)	(661)	(179)	(320)

Units, end of period (000’s)	3,043	3,728	4,275	782	725

Unit value, end of period $	13.32 to 13.98	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15
Assets, end of period $ (000’s)	42,010	43,230	56,878	9,642	6,583
Investment income ratio*	2.65%	2.38%	2.81%	2.62%	3.81%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.61% to 19.36%	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	696	727	724	482	1,998
Units issued	585	113	546	525	167
Units redeemed	(369)	(144)	(543)	(283)	(1,683)

Units, end of period (000’s)	912	696	727	724	482

Unit value, end of period $	14.71 to 15.43	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97
Assets, end of period $ (000’s)	13,924	9,874	9,557	8,883	5,268
Investment income ratio*	2.50%	4.28%	5.13%	5.25%	2.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.99% to 7.66%	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08
Units, beginning of period	1,522	1,598	1,823	2,234	2,272
Units issued	263	455	339	392	998
Units redeemed	(272)	(531)	(564)	(803)	(1,036)

Units, end of period (000’s)	1,513	1,522	1,598	1,823	2,234

Unit value, end of period $	30.09 to 33.46	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72
Assets, end of period $ (000’s)	44,980	37,853	40,274	37,194	33,265
Investment income ratio*	0.05%	0.00%	0.38%	0.65%	0.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.58% to 19.31%	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	117	158	72	76	65
Units issued	66	40	166	28	51
Units redeemed	(183)	(81)	(80)	(32)	(40)

Units, end of period (000’s)	—	117	158	72	76

Unit value, end of period $	12.48 to 13.04	10.98 to 11.45	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84
Assets, end of period $ (000’s)	—	1,320	1,830	724	587
Investment income ratio*	2.09%	1.61%	1.57%	1.92%	1.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.61% to 13.84%	(2.63%) to (2.02%)	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	388	571	626	586	620
Units issued	49	168	120	192	242
Units redeemed	(109)	(351)	(175)	(152)	(276)

Units, end of period (000’s)	328	388	571	626	586

Unit value, end of period $	13.83 to 14.51	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41
Assets, end of period $ (000’s)	4,697	4,770	7,522	7,090	4,888
Investment income ratio*	1.44%	1.59%	1.99%	1.16%	1.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.95% to 16.67%	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	5,101	5,642	6,856	5,928	1,261
Units issued	345	542	630	2,424	5,219
Units redeemed	(739)	(1,083)	(1,844)	(1,496)	(552)

Units, end of period (000’s)	4,707	5,101	5,642	6,856	5,928

Unit value, end of period $	14.23 to 14.93	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06
Assets, end of period $ (000’s)	69,203	67,025	73,814	80,535	53,175
Investment income ratio*	2.35%	3.26%	2.69%	5.11%	8.77%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.21% to 11.90%	0.05% to 0.67%	11.09% to 11.78 1/2%	30.08% to 30.89%	(31.76%) to (31.33%)

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	313	368	326	287	178
Units issued	186	140	215	149	161
Units redeemed	(83)	(195)	(173)	(110)	(52)

Units, end of period (000’s)	416	313	368	326	287

Unit value, end of period $	14.32 to 15.02	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99
Assets, end of period $ (000’s)	6,237	4,315	4,879	3,959	2,870
Investment income ratio*	3.16%	4.56%	2.64%	5.74%	5.18%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.88% to 8.55%	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,242	3,455	3,875	3,823	3,544
Units issued	226	404	412	553	918
Units redeemed	(745)	(617)	(832)	(501)	(639)

Units, end of period (000’s)	2,723	3,242	3,455	3,875	3,823

Unit value, end of period $	14.07 to 14.76	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73
Assets, end of period $ (000’s)	39,760	41,438	44,970	44,742	33,172
Investment income ratio*	1.73%	2.75%	2.29%	3.49%	2.73%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.21% to 13.91%	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	285	233	162	111	117
Units issued	701	151	159	69	165
Units redeemed	(106)	(99)	(88)	(18)	(171)

Units, end of period (000’s)	880	285	233	162	111

Unit value, end of period $	14.23 to 14.92	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35
Assets, end of period $ (000’s)	12,837	3,831	3,061	1,922	1,034
Investment income ratio*	4.35%	4.07%	3.01%	6.46%	3.92%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.04% to 10.70%	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,084	1,223	1,277	1,251	823
Units issued	333	251	752	373	716
Units redeemed	(412)	(390)	(806)	(347)	(288)

Units, end of period (000’s)	1,005	1,084	1,223	1,277	1,251

Unit value, end of period $	17.73 to 18.95	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56
Assets, end of period $ (000’s)	18,905	17,375	20,002	16,601	11,900
Investment income ratio*	1.45%	0.72%	1.17%	1.17%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.81% to 17.54%	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	886	1,031	1,249	1,426	1,499
Units issued	156	165	168	308	814
Units redeemed	(214)	(310)	(386)	(485)	(887)

Units, end of period (000’s)	828	886	1,031	1,249	1,426

Unit value, end of period $	44.35 to 49.83	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71
Assets, end of period $ (000’s)	32,502	28,292	36,028	34,766	30,506
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.58% to 22.34%	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,458	1,674	1,899	1,877	2,823
Units issued	134	94	181	726	357
Units redeemed	(348)	(310)	(406)	(704)	(1,303)

Units, end of period (000’s)	1,244	1,458	1,674	1,899	1,877

Unit value, end of period $	25.02 to 27.42	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18
Assets, end of period $ (000’s)	33,273	32,773	39,553	38,650	26,216
Investment income ratio*	0.87%	0.74%	2.04%	0.68%	1.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.81% to 19.54%	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	8,811	9,518	9,456	19,383	10,592
Units issued	4,340	7,370	9,920	8,888	20,320
Units redeemed	(6,121)	(8,077)	(9,858)	(18,815)	(11,529)

Units, end of period (000’s)	7,030	8,811	9,518	9,456	19,383

Unit value, end of period $	16.03 to 17.37	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26
Assets, end of period $ (000’s)	116,294	145,814	156,122	154,284	357,522
Investment income ratio*	0.04%	0.00%	0.05%	0.51%	1.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.58%) to 0.03%	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,207	1,327	1,438	1,299	1,071
Units issued	498	487	563	724	616
Units redeemed	(406)	(607)	(674)	(585)	(388)

Units, end of period (000’s)	1,299	1,207	1,327	1,438	1,299

Unit value, end of period $	16.17 to 16.97	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53
Assets, end of period $ (000’s)	21,920	20,267	27,940	26,305	14,921
Investment income ratio*	0.92%	0.49%	0.73%	1.20%	0.70%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.04%) to 0.58%	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,180	1,215	1,284	1,452	1,522
Units issued	115	242	272	322	335
Units redeemed	(184)	(277)	(341)	(490)	(405)

Units, end of period (000’s)	1,111	1,180	1,215	1,284	1,452

Unit value, end of period $	60.44 to 105.48	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75
Assets, end of period $ (000’s)	57,104	52,298	50,397	40,631	35,570
Investment income ratio*	1.76%	1.50%	1.96%	3.54%	3.35%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.60% to 17.33%	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,287	997	987	880	1,863
Units issued	650	779	754	757	1,225
Units redeemed	(617)	(489)	(744)	(650)	(2,208)

Units, end of period (000’s)	1,320	1,287	997	987	880

Unit value, end of period $	14.96 to 15.69	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88
Assets, end of period $ (000’s)	20,613	18,488	12,772	11,643	8,685
Investment income ratio*	1.75%	4.18%	11.44%	9.49%	0.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.19% to 8.86%	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	204	320	206	93	88
Units issued	70	148	188	313	131
Units redeemed	(37)	(264)	(74)	(200)	(126)

Units, end of period (000’s)	237	204	320	206	93

Unit value, end of period $	15.79 to 16.57	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91
Assets, end of period $ (000’s)	3,892	3,033	5,132	2,669	729
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.85% to 10.54%	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)

	Sub-Account
	Short Term Government Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	3,569	2,826	—
Units issued	2,583	2,222	3,247
Units redeemed	(1,831)	(1,479)	(421)

Units, end of period (000’s)	4,321	3,569	2,826

Unit value, end of period $	10.43 to 10.60	10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)	45,734	37,341	28,770
Investment income ratio*	1.85%	2.48%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.53% to 1.18%	2.19% to 2.83%	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,386	2,530	2,809	3,103	3,326
Units issued	198	474	323	325	500
Units redeemed	(586)	(618)	(602)	(619)	(723)

Units, end of period (000’s)	1,998	2,386	2,530	2,809	3,103

Unit value, end of period $	19.03 to 21.12	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84
Assets, end of period $ (000’s)	40,282	41,418	47,104	42,830	35,288
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.80% to 16.53%	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,262	1,340	1,376	1,550	1,486
Units issued	200	138	253	222	294
Units redeemed	(213)	(216)	(289)	(396)	(230)

Units, end of period (000’s)	1,249	1,262	1,340	1,376	1,550

Unit value, end of period $	11.75 to 17.87	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05
Assets, end of period $ (000’s)	16,908	14,878	16,575	13,420	12,171
Investment income ratio*	2.05%	1.18%	0.56%	0.91%	1.42%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.34% to 16.06%	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	685	969	688	121	106
Units issued	247	179	1,164	724	35
Units redeemed	(361)	(463)	(883)	(157)	(20)

Units, end of period (000’s)	571	685	969	688	121

Unit value, end of period $	12.89 to 13.52	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87
Assets, end of period $ (000’s)	7,689	7,897	11,507	6,321	832
Investment income ratio*	0.00%	0.09%	0.00%	0.00%	2.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.15% to 16.88%	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)

	Sub-Account
	Small Cap Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	2,538	2,747	3,034	3,523	4,249
Units issued	164	375	482	713	700
Units redeemed	(574)	(584)	(769)	(1,202)	(1,426)

Units, end of period (000’s)	2,128	2,538	2,747	3,034	3,523

Unit value, end of period $	28.10 to 48.39	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43
Assets, end of period $ (000’s)	69,505	71,796	76,958	66,941	60,239
Investment income ratio*	0.87%	0.84%	0.42%	0.68%	1.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.06% to 15.78%	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	361	369	468	309	254
Units issued	96	80	124	292	300
Units redeemed	(104)	(88)	(223)	(133)	(245)

Units, end of period (000’s)	353	361	369	468	309

Unit value, end of period $	16.49 to 17.30	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67
Assets, end of period $ (000’s)	6,064	5,324	5,509	5,771	2,979
Investment income ratio*	0.25%	0.61%	1.37%	0.43%	0.76%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.68% to 16.41%	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	55	148	36	—
Units issued	24	16	143	62
Units redeemed	(23)	(109)	(31)	(26)

Units, end of period (000’s)	56	55	148	36

Unit value, end of period $	13.95 to 14.23	12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	813	687	1,954	386
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.55% to 16.27%	(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10 (b)	Dec. 31/09	Dec. 31/08
Units, beginning of period	459	516	114	64	25
Units issued	120	150	546	79	47
Units redeemed	(131)	(207)	(144)	(29)	(8)

Units, end of period (000’s)	448	459	516	114	64

Unit value, end of period $	16.72 to 17.55	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36
Assets, end of period $ (000’s)	7,792	7,078	7,801	1,489	663
Investment income ratio*	6.85%	10.92%	21.94%	9.22%	15.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.24% to 12.94%	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	2,075	2,242	2,331	2,495	2,774
Units issued	199	296	333	504	451
Units redeemed	(342)	(463)	(422)	(668)	(730)

Units, end of period (000’s)	1,932	2,075	2,242	2,331	2,495

Unit value, end of period $	20.84 to 22.83	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01
Assets, end of period $ (000’s)	43,296	44,710	44,996	43,935	44,368
Investment income ratio*	1.63%	4.25%	4.33%	4.98%	5.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.44% to 4.08%	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Return Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	6,999	7,539	6,957	6,028	8,605
Units issued	1,787	1,901	3,692	3,716	2,153
Units redeemed	(1,900)	(2,441)	(3,110)	(2,787)	(4,730)

Units, end of period (000’s)	6,886	6,999	7,539	6,957	6,028

Unit value, end of period $	16.53 to 17.57	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71
Assets, end of period $ (000’s)	120,646	112,955	117,041	100,285	76,496
Investment income ratio*	2.12%	4.43%	2.46%	4.34%	3.93%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.89% to 8.57%	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%

	Sub-Account
	Total Stock Market Index Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	1,110	1,225	1,380	1,522	1,607
Units issued	147	123	91	312	229
Units redeemed	(194)	(238)	(246)	(454)	(314)

Units, end of period (000’s)	1,063	1,110	1,225	1,380	1,522

Unit value, end of period $	15.16 to 53.59	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58
Assets, end of period $ (000’s)	21,009	19,386	21,544	20,572	17,810
Investment income ratio*	1.59%	1.24%	1.39%	1.58%	1.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.84% to 15.56%	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	75	—
Units issued	43	86
Units redeemed	(74)	(11)

Units, end of period (000’s)	44	75

Unit value, end of period $	9.93 to 10.07	9.93 to 10.00
Assets, end of period $ (000’s)	431	746
Investment income ratio*	1.10%	3.44%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.02%) to 0.66%	(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

Sub-Account
U.S. Equity Trust
Year Ended Dec. 31/12 (q)
Units, beginning of period	—
Units issued	293
Units redeemed	(174)

Units, end of period (000’s)	119

Unit value, end of period $	10.24 to 10.28
Assets, end of period $ (000’s)	1,227
Investment income ratio*	1.94%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	2.38% to 2.81%

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Utilities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	1,015	959	918	817	989
Units issued	151	289	756	287	989
Units redeemed	(548)	(233)	(715)	(186)	(1,161)

Units, end of period (000’s)	618	1,015	959	918	817

Unit value, end of period $	20.94 to 21.97	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89
Assets, end of period $ (000’s)	13,507	19,531	17,302	14,518	9,689
Investment income ratio*	3.24%	3.83%	2.95%	4.94%	2.69%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.93% to 13.63%	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)

	Sub-Account
	Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	512	658	940	597	403
Units issued	255	86	188	861	337
Units redeemed	(195)	(232)	(470)	(518)	(143)

Units, end of period (000’s)	572	512	658	940	597

Unit value, end of period $	17.40 to 18.25	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90
Assets, end of period $ (000’s)	10,423	7,930	10,090	11,787	5,302
Investment income ratio*	0.91%	0.98%	1.07%	1.71%	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.50%	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risks charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risks charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

86

Prospectus dated April 29, 2013

for interests in

John Hancock Variable Life Account S

Interests are made available under

MEDALLION EXECUTIVE VARIABLE LIFE III

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Generally, each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a

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loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Variable Life Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the

5

reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

6

FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw account value, or transfer account value between investment options . We reserve the right to increase premium tax and DAC tax charges beyond the levels indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium sales charge	Upon payment of premium	7% of Target Premiums paid in policy years 1-10 3% of Target Premiums paid in policy year 11 and thereafter(1)
Maximum premium tax charge	Upon payment of premium	2.35% of each premium paid (currently 0.50%)
Maximum DAC tax charge	Upon payment of premium	1.25% of each premium paid (currently 0%)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $20
Maximum transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	$25 (currently $0)(2)

(1)	The current charge for policy years 1-10 is 5.1% of Target Premiums paid. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.

7

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.9 per $1,000 of AAR	$0.00 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$165.34 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.40 per $1,000 of AAR	$0.13 per $1,000 of AAR
Maximum maintenance charge	Monthly	$15	$10
Asset-based risk charge(2)	Monthly	.08% of account value	.05% of account value in policy years 1-10 .03% of account value in policy years 11-20 .01% of account value in policy year 21 and thereafter
Maximum policy loan interest rate(3)	Accrues daily, payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover a 20 year old female on a guaranteed issue basis. The “maximum” rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-tobacco underwriting risk with a $100,000 policy in the second policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.
(3)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and 4.25% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	1% of all premiums paid in the first policy year

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

8

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

9

The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
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Portfolio	Portfolio Manager	Investment Objective
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
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Portfolio	Portfolio Manager	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	RS Investment Management Co. LLC; and Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek to maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
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Portfolio	Portfolio Manager	Investment Objective
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

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We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

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The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy holders under the policy.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $50.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

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Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a quarterly processing date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit feature is not in effect and the insured

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person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan. (The “quarterly processing dates” are every third monthly deduction date. The term “monthly deduction date” is defined under “Procedures for issuance of a policy.”)

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each quarterly processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The annual Guaranteed Death Benefit Premium (or “GDB Premium”) is defined in the policy and one-twelfth of that amount is “due” on each monthly deduction date. If the Guaranteed Death Benefit test is not satisfied on any quarterly processing date, the guaranteed death benefit feature will not be “in effect” on that quarterly processing date.

No GDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender.

The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

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Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

On the policy anniversary nearest the insured person’s 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

Requesting an increase in coverage

After the first policy year, we may approve an increase in the Additional Sum Insured at any time. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

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Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

  the remaining Total Sum Insured will be at least $100,000, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

As of any policy anniversary, you may change your coverage from death benefit Option B to Option A, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request:

  Additional Sum Insured increases
  Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
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  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

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The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change.

Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
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  The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy‘s Total Sum Insured to fall below $100,000 or the policy’s Basic Sum Insured to fall below $20,000. Because it reduces the account value, any partial withdrawal will reduce your death benefit under either Option A or Option B (see “The death benefit”). Under Option A, such a partial withdrawal may also reduce the Total Sum Insured. This will happen only if the minimum insurance amount under Option A is equal to or less than the Total Sum Insured. Any such reduction in the Total Sum Insured will be implemented by first reducing any Additional Sum Insured then in effect. The Basic Sum Insured will be reduced only after the Additional Sum Insured has been reduced to zero. If such a reduction in Total Sum Insured would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the partial withdrawal.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

  We first determine the surrender value of your policy.
  We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.
  We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

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Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 0.5% of each premium. We guarantee that this charge will never exceed 2.35% of each premium.
  DAC tax charge - Although we do not currently impose this charge, we may do so to cover a Federal income tax burden that may be imposed on us as a result of our receipt of premiums. If we do impose this charge, however, we guarantee that it will never exceed 1.25% of each premium.
  Premium sales charge - A charge to help defray our sales costs. The current charge is a percentage of a certain portion of the premium you pay. The percentage is currently 5.1% in policy years 1 through 10 and will never exceed 7% in any of those policy years. In no event will this charge exceed 3% after the 10th policy year. The portion of each year’s premium that is currently subject to the charge is called the “Target Premium.” The Target Premium is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid in any policy year.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 1% of premium paid in the first policy year.

Deductions from account value

  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $15 (currently $10). We currently intend to stop making this charge after the 20th policy year, but this is not guaranteed.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may
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  change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a “guaranteed issue” basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.
  Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .0501% for policy years 1-10, .0292% for policy years 11-20, and .0125% thereafter. These percentages equate to effective annual rates of .60%, .35% and .15%, respectively. The reductions after 10 and 20 years have not occurred yet under any policy, since no policy has yet been outstanding for 10 years. We guarantee that this charge will never exceed .0753% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.
  Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the Enhanced Cash Value Rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.
  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing account value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The premium sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $5,100. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $2,550. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

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Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the optional Enhanced Cash Value Rider is available.

  Enhanced Cash Value Rider - If you surrender the policy at any time during the first 7 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The benefit is paid in addition to the policy surrender
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  value. The benefit is equal to a percentage of total premiums paid less cumulative partial withdrawals. The percentage used in each policy year will be specified in the policy. Also, if you die during the first 7 policy years and the rider is in effect, we will increase the policy’s account value by the amount of the benefit in determining the death benefit payable. Since the rider may increase the amount of insurance for which we are at risk, it may increase the amount of the insurance charge described under “Deductions from account value.” The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000 and a minimum Basic Sum Insured at issue of $20,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws.

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Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

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Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at one of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

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Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of

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allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

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You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 22.56% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 3% of the target premium payable in year 5. Compensation on any premium paid in excess of target premium in any year will not exceed 3.52%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and

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not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may

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be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

37

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

38

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Variable Life Account S at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

39

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164150

Statement of Additional Information
dated April 29, 2013

for interests in

John Hancock Variable Life Account S
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account” “Registrant”).

Except for the succession of John Hancock USA as the Depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account S (the “Registrant” or “Separate Account”), is a separate account initially established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Variable Life Account S at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2012, 2011, and 2010 was $156,801,522, $158,741,294 and $145,301,936, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-164150	333-164156
333-164151	333-164154
333-164152	333-164155
333-164153
4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.
Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2012 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2012

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account S

“Active” sub-accounts

500 Index Trust B	International Small Company Trust
Active Bond Trust	International Value Trust
All Cap Core Trust	Investment Quality Bond Trust
All Cap Value Trust	Lifestyle Aggressive Trust
Alpha Opportunities Trust	Lifestyle Balanced Trust
American Asset Allocation Trust Series 1	Lifestyle Conservative Trust
American Global Growth Trust Series 1	Lifestyle Growth Trust
American Global Small Capitalization Trust Series 1	Lifestyle Moderate Trust
American Growth Trust Series 1	Mid Cap Index Trust
American Growth-Income Trust Series 1	Mid Cap Stock Trust
American High-Income Bond Trust Series 1	Mid Value Trust
American International Trust Series 1	Money Market Trust B
American New World Trust Series 1	Natural Resources Trust
Blue Chip Growth Trust	Real Estate Securities Trust
Bond Trust	Real Return Bond Trust
Capital Appreciation Trust	Science & Technology Trust
Capital Appreciation Value Trust	Short Term Government Income Trust
Core Allocation Plus Trust	Small Cap Growth Trust
Core Bond Trust	Small Cap Index Trust
Core Strategy Trust	Small Cap Opportunities Trust
Disciplined Diversification Trust	Small Cap Value Trust
Emerging Markets Value Trust	Small Company Value Trust
Equity-Income Trust	Smaller Company Growth Trust
Financial Services Trust	Strategic Income Opportunities Trust
Franklin Templeton Founding Allocation Trust	Total Bond Market Trust B
Fundamental All Cap Core Trust	Total Return Trust
Fundamental Holdings Trust Series 1	Total Stock Market Index Trust
Fundamental Large Cap Value Trust	Ultra Short Term Bond Trust
Fundamental Value Trust	U.S. Equity Trust
Global Bond Trust	Utilities Trust
Global Diversification Trust Series 1	Value Trust
Global Trust	All Asset Portfolio
Health Sciences Trust	Brandes International Equity Trust
High Yield Trust	Business Opportunity Value Trust
International Core Trust	Frontier Capital Appreciation Trust
International Equity Index Trust B	Large Cap Growth Trust
International Growth Stock Trust

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

American Blue Chip Income and Growth Trust Series 1	International Opportunities Trust
Balanced Trust	Large Cap Trust
International Equity Index Trust A

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2012, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2013

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
500 Index Trust B - 21,544,847 shares (cost $323,407,952)	$388,022,699
Active Bond Trust - 4,653,093 shares (cost $45,034,904)	47,321,957
All Cap Core Trust - 10,829 shares (cost $177,275)	205,216
All Cap Value Trust - 985,768 shares (cost $7,847,588)	8,260,732
Alpha Opportunities Trust - 117,310 shares (cost $1,445,024)	1,568,435
American Asset Allocation Trust Series 1 - 38,218 shares (cost $381,246)	476,574
American Blue Chip Income and Growth Trust Series 1	—
American Global Growth Trust Series 1 - 37,135 shares (cost $398,901)	456,393
American Global Small Capitalization Trust Series 1 - 22,640 shares (cost $208,299)	213,498
American Growth Trust Series 1 - 1,511,952 shares (cost $21,984,242)	26,307,956
American Growth-Income Trust Series 1 - 500,556 shares (cost $7,720,082)	8,339,256
American High-Income Bond Trust Series 1 - 111,587 shares (cost $1,249,078)	1,216,294
American International Trust Series 1 - 1,535,386 shares (cost $22,652,811)	24,581,525
American New World Trust Series 1 - 322,201 shares (cost $4,163,211)	4,365,818
Balanced Trust	—
Blue Chip Growth Trust - 3,935,412 shares (cost $72,232,692)	95,433,748
Bond Trust - 103,447 shares (cost $1,454,728)	1,446,185
Capital Appreciation Trust - 2,979,866 shares (cost $27,828,831)	34,298,257
Capital Appreciation Value Trust - 174,160 shares (cost $2,072,823)	2,044,642
Core Allocation Plus Trust - 114,458 shares (cost $1,203,634)	1,192,656
Core Bond Trust - 603,950 shares (cost $8,363,034)	8,400,951
Core Strategy Trust - 2,529 shares (cost $32,320)	34,341
Disciplined Diversification Trust - 38,773 shares (cost $478,863)	494,360
Emerging Markets Value Trust - 2,514,215 shares (cost $30,496,504)	26,952,381
Equity-Income Trust - 8,845,918 shares (cost $120,800,886)	136,934,815
Financial Services Trust - 172,880 shares (cost $1,950,298)	2,126,420
Franklin Templeton Founding Allocation Trust - 48,318 shares (cost $439,986)	517,968
Fundamental All Cap Core Trust - 3,326,117 shares (cost $44,341,867)	51,089,154
Fundamental Holdings Trust Series 1 - 5,982 shares (cost $60,987)	66,694
Fundamental Large Cap Value Trust - 132,418 shares (cost $1,499,054)	1,612,852
Fundamental Value Trust - 298,717 shares (cost $3,843,045)	4,564,403
Global Bond Trust - 3,287,115 shares (cost $42,702,865)	43,126,947
Global Diversification Trust Series 1 - 40,458 shares (cost $414,646)	440,586
Global Trust - 68,468 shares (cost $995,179)	1,085,212
Health Sciences Trust - 794,915 shares (cost $13,969,954)	16,756,803
High Yield Trust - 6,365,200 shares (cost $37,990,929)	37,872,941
International Core Trust - 955,895 shares (cost $10,955,556)	9,157,471
International Equity Index Trust A	—
International Equity Index Trust B - 6,862,344 shares (cost $107,051,839)	105,131,106
International Growth Stock Trust - 566,610 shares (cost $7,841,891)	8,108,189
International Opportunities Trust	—
International Small Company Trust - 712,727 shares (cost $6,798,982)	7,234,180
International Value Trust - 3,551,164 shares (cost $40,098,138)	42,010,271
Investment Quality Bond Trust - 1,132,014 shares (cost $13,342,378)	13,923,770
Large Cap Trust	—

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
Lifestyle Aggressive Trust - 533,162 shares (cost $4,350,287)	$4,697,155
Lifestyle Balanced Trust - 5,536,240 shares (cost $57,144,054)	69,202,995
Lifestyle Conservative Trust - 480,533 shares (cost $6,177,803)	6,237,316
Lifestyle Growth Trust - 3,253,706 shares (cost $36,228,096)	39,760,288
Lifestyle Moderate Trust - 1,003,682 shares (cost $12,730,687)	12,837,098
Mid Cap Index Trust - 1,083,380 shares (cost $17,973,672)	18,904,977
Mid Cap Stock Trust - 2,061,025 shares (cost $28,483,859)	32,502,358
Mid Value Trust - 2,905,897 shares (cost $27,226,533)	33,272,518
Money Market Trust B - 116,293,763 shares (cost $116,293,763)	116,293,763
Natural Resources Trust - 2,209,701 shares (cost $24,076,626)	21,920,233
Real Estate Securities Trust - 4,064,324 shares (cost $47,248,666)	57,103,750
Real Return Bond Trust - 1,563,996 shares (cost $19,566,736)	20,613,466
Science & Technology Trust - 224,863 shares (cost $3,767,234)	3,892,373
Short Term Government Income Trust - 3,556,279 shares (cost $46,241,352)	45,733,746
Small Cap Growth Trust - 4,317,441 shares (cost $40,172,136)	40,281,721
Small Cap Index Trust - 1,364,610 shares (cost $17,002,841)	16,907,518
Small Cap Opportunities Trust - 349,180 shares (cost $6,394,607)	7,688,941
Small Cap Value Trust - 3,362,616 shares (cost $57,227,101)	69,505,273
Small Company Value Trust - 311,619 shares (cost $4,980,361)	6,064,115
Smaller Company Growth Trust - 46,720 shares (cost $749,217)	813,392
Strategic Income Opportunities Trust - 581,033 shares (cost $8,107,892)	7,791,650
Total Bond Market Trust B - 4,042,619 shares (cost $41,487,461)	43,296,453
Total Return Trust - 8,240,833 shares (cost $117,427,719)	120,645,796
Total Stock Market Index Trust - 1,597,676 shares (cost $17,378,508)	21,009,440
Ultra Short Term Bond Trust - 35,552 shares (cost $438,477)	431,244
U.S. Equity Trust - 87,467 shares (cost $1,212,270)	1,227,159
Utilities Trust - 1,035,782 shares (cost $12,100,291)	13,506,593
Value Trust - 540,311 shares (cost $8,499,852)	10,422,607

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 2,766,492 shares (cost $29,580,220)	$31,925,318
Brandes International Equity Trust - 5,824,353 shares (cost $67,256,512)	67,387,760
Business Opportunity Value Trust - 1,586,564 shares (cost $14,784,894)	18,150,287
Frontier Capital Appreciation Trust - 1,968,399 shares (cost $45,586,890)	46,021,168
Large Cap Growth Trust - 2,342,723 shares (cost $35,216,890)	44,980,286

Total assets	$2,214,422,413

Contract Owners’ Equity

Variable universal life insurance contracts	$2,214,422,413

See accompanying notes.

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$3,799,036	$6,368,286	$1,929,228	$2,392,684

Total investment income	3,799,036	6,368,286	1,929,228	2,392,684
Expenses:
Mortality and expense risk	212,229	217,964	71,292	69,518

Net investment income (loss)	3,586,807	6,150,322	1,857,936	2,323,166

Realized gains (losses) on investments:
Capital gain distributions	—	—	306,153	—
Net realized gains (losses)	4,300,247	1,086,440	445,522	480,678

Realized gains (losses)	4,300,247	1,086,440	751,675	480,678
Unrealized appreciation (depreciation) during the period	46,207,135	(562,167)	1,494,898	(386,559)

Net increase (decrease) in assets from operations	54,094,189	6,674,595	4,104,509	2,417,285

Changes from principal transactions:
Transfer of net premiums	6,433,212	7,101,106	1,363,891	1,139,104
Transfer on terminations	(23,308,517)	(17,324,793)	(3,510,023)	(3,974,840)
Transfer on policy loans	(7,242)	(832,503)	(222,223)	(311,706)
Net interfund transfers	(224,179)	(5,057,887)	1,668,016	3,223,221

Net increase (decrease) in assets from principal transactions	(17,106,726)	(16,114,077)	(700,339)	75,779

Total increase (decrease) in assets	36,987,463	(9,439,482)	3,404,170	2,493,064

Assets, beginning of period	351,035,236	360,474,718	43,917,787	41,424,723

Assets, end of period	$388,022,699	$351,035,236	$47,321,957	$43,917,787

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Value Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$1,289,726	$1,513,656	$2,254	$1,967	$78,178	$46,454

1,289,726	1,513,656	2,254	1,967	78,178	46,454

9,418	9,390	768	890	14,657	14,145

1,280,308	1,504,266	1,486	1,077	63,521	32,309

—	—	—	—	449,853	—
487,998	285,289	26,489	7,565	1,326,982	161,127

487,998	285,289	26,489	7,565	1,776,835	161,127
1,896,968	(1,387,370)	15,667	(8,632)	(617,832)	(617,053)

3,665,274	402,185	43,642	10	1,222,524	(423,617)

635,609	440,912	32,255	11,657	214,915	202,179
(881,975)	(758,045)	(54,290)	(40,605)	(398,669)	(352,985)
11,709	640,130	(145)	(111)	(25,820)	(4,485)
4,302,887	1,934,395	(122,609)	124,158	(4,544,330)	4,134,437

4,068,230	2,257,392	(144,789)	95,099	(4,753,904)	3,979,146

7,733,504	2,659,577	(101,147)	95,109	(3,531,380)	3,555,529

24,191,814	21,532,237	306,363	211,254	11,792,112	8,236,583

$31,925,318	$24,191,814	$205,216	$306,363	$8,260,732	$11,792,112

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$8,954	$2,952	$7,285	$6,889

Total investment income	8,954	2,952	7,285	6,889
Expenses:
Mortality and expense risk	180	51	—	—

Net investment income (loss)	8,774	2,901	7,285	6,889

Realized gains (losses) on investments:
Capital gain distributions	103,100	22,830	—	—
Net realized gains (losses)	33,947	(4,561)	30,062	39,423

Realized gains (losses)	137,047	18,269	30,062	39,423
Unrealized appreciation (depreciation) during the period	139,574	(18,131)	31,239	(18,122)

Net increase (decrease) in assets from operations	285,395	3,039	68,586	28,190

Changes from principal transactions:
Transfer of net premiums	15,304	3,418	28,036	39,934
Transfer on terminations	(13,737)	(6,252)	(15,052)	(54,681)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(468,598)	1,718,039	(52,122)	(658,853)

Net increase (decrease) in assets from principal transactions	(467,031)	1,715,205	(39,138)	(673,600)

Total increase (decrease) in assets	(181,636)	1,718,244	29,448	(645,410)

Assets, beginning of period	1,750,071	31,827	447,126	1,092,536

Assets, end of period	$1,568,435	$1,750,071	$476,574	$447,126

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(h)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1	American Global Growth Trust Series 1
Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)

—	$28,108	—	$2,090	$8,009

—	28,108	—	2,090	8,009

1,854	1,781	676	35	30

(1,854)	26,327	(676)	2,055	7,979

522,284	—	—	—	—
(171,065)	(268,678)	49,215	3,418	(1,748)

351,219	(268,678)	49,215	3,418	(1,748)
(21,435)	231,758	(10,990)	92,526	(35,034)

327,930	(10,593)	37,549	97,999	(28,803)

74,585	99,575	39,758	9,350	6,538
(424,516)	(299,280)	(75,734)	(17,527)	(29,073)
7,336	(21,277)	(10,466)	2,608	(196)
(2,037,979)	214,589	(1,262,057)	(448,465)	863,962

(2,380,574)	(6,393)	(1,308,499)	(454,034)	841,231

(2,052,644)	(16,986)	(1,270,950)	(356,035)	812,428

2,052,644	2,069,630	1,270,950	812,428	—

—	$2,052,644	—	$456,393	$812,428

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Small Capitalization Trust Series 1		American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,802	$458	$106,767	$74,967

Total investment income	1,802	458	106,767	74,967
Expenses:
Mortality and expense risk	96	19	30,734	25,334

Net investment income (loss)	1,706	439	76,033	49,633

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,247	(64)	2,374,067	2,944,435

Realized gains (losses)	1,247	(64)	2,374,067	2,944,435
Unrealized appreciation (depreciation) during the period	11,817	(6,618)	2,345,468	(4,655,848)

Net increase (decrease) in assets from operations	14,770	(6,243)	4,795,568	(1,661,780)

Changes from principal transactions:
Transfer of net premiums	2,437	—	742,311	1,472,467
Transfer on terminations	(3,982)	(870)	(1,655,521)	(2,333,018)
Transfer on policy loans	—	—	9,373	(131,081)
Net interfund transfers	154,614	52,772	(7,942,756)	(3,682,344)

Net increase (decrease) in assets from principal transactions	153,069	51,902	(8,846,593)	(4,673,976)

Total increase (decrease) in assets	167,839	45,659	(4,051,025)	(6,335,756)

Assets, beginning of period	45,659	—	30,358,981	36,694,737

Assets, end of period	$213,498	$45,659	$26,307,956	$30,358,981

(t)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1		American International Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$103,868	$61,419	$80,271	$55,104	$255,719	$436,768

103,868	61,419	80,271	55,104	255,719	436,768

10,485	8,031	3,674	2,273	12,036	14,317

93,383	53,388	76,597	52,831	243,683	422,451

—	—	—	—	—	—
668,932	24,836	822	(887)	435,165	981,073

668,932	24,836	822	(887)	435,165	981,073
27,126	(184,969)	35,461	(68,244)	3,287,714	(5,708,890)

789,441	(106,745)	112,880	(16,300)	3,966,562	(4,305,366)

146,246	180,701	3,791	—	544,920	554,831
(717,628)	(254,381)	(102,191)	(58,110)	(1,341,618)	(994,363)
5,911	(134,061)	—	(49,350)	20,387	(260,760)
3,088,047	(445,373)	455,854	869,720	(6,431,313)	(810,074)

2,522,576	(653,114)	357,454	762,260	(7,207,624)	(1,510,366)

3,312,017	(759,859)	470,334	745,960	(3,241,062)	(5,815,732)

5,027,239	5,787,098	745,960	—	27,822,587	33,638,319

$8,339,256	$5,027,239	$1,216,294	$745,960	$24,581,525	$27,822,587

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust Series 1		Balanced Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$24,339	$54,230	$1,318	$1,192

Total investment income	24,339	54,230	1,318	1,192
Expenses:
Mortality and expense risk	2,366	2,130	—	—

Net investment income (loss)	21,973	52,100	1,318	1,192

Realized gains (losses) on investments:
Capital gain distributions	—	—	30,129	280
Net realized gains (losses)	(6,337)	58,102	(22,333)	36

Realized gains (losses)	(6,337)	58,102	7,796	316
Unrealized appreciation (depreciation) during the period	619,865	(655,152)	(1,543)	(673)

Net increase (decrease) in assets from operations	635,501	(544,950)	7,571	835

Changes from principal transactions:
Transfer of net premiums	85,820	53,984	3	2,638
Transfer on terminations	(123,641)	(244,839)	(1,180)	(921)
Transfer on policy loans	8,286	(29,971)	—	—
Net interfund transfers	(41,460)	185,323	(95,120)	57,272

Net increase (decrease) in assets from principal transactions	(70,995)	(35,503)	(96,297)	58,989

Total increase (decrease) in assets	564,506	(580,453)	(88,726)	59,824

Assets, beginning of period	3,801,312	4,381,765	88,726	28,902

Assets, end of period	$4,365,818	$3,801,312	—	$88,726

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust		Bond Trust		Brandes International Equity Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$128,034	$12,339	$37,245	$31,441	$1,329,972	$2,560,762

128,034	12,339	37,245	31,441	1,329,972	2,560,762

145,983	145,884	862	146	2,366	2,870

(17,949)	(133,545)	36,383	31,295	1,327,606	2,557,892

—	—	5,680	—	—	—
3,577,348	2,485,800	825	8	(13,508,389)	(10,946,912)

3,577,348	2,485,800	6,505	8	(13,508,389)	(10,946,912)
11,654,620	(1,079,313)	12,977	(21,520)	25,813,982	(2,646,873)

15,214,019	1,272,942	55,865	9,783	13,633,199	(11,035,893)

2,299,532	3,318,037	31,413	5,302	2,236,966	3,182,881
(7,216,601)	(6,982,067)	(126,839)	(7,003)	(4,736,069)	(6,217,566)
(70,233)	(306,824)	(116)	—	28,940	(599,177)
708,910	318,314	261,395	1,216,385	(17,850,819)	(11,032,937)

(4,278,392)	(3,652,540)	165,853	1,214,684	(20,320,982)	(14,666,799)

10,935,627	(2,379,598)	221,718	1,224,467	(6,687,783)	(25,702,692)

84,498,121	86,877,719	1,224,467	—	74,075,543	99,778,235

$95,433,748	$84,498,121	$1,446,185	$1,224,467	$67,387,760	$74,075,543

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Business Opportunity Value Trust		Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$152,533	$77,805	$71,821	$42,980

Total investment income	152,533	77,805	71,821	42,980
Expenses:
Mortality and expense risk	1,149	1,144	49,510	52,726

Net investment income (loss)	151,384	76,661	22,311	(9,746)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	481,600	(325,340)	3,345,697	1,870,123

Realized gains (losses)	481,600	(325,340)	3,345,697	1,870,123
Unrealized appreciation (depreciation) during the period	2,297,039	(622,663)	2,291,271	(1,863,761)

Net increase (decrease) in assets from operations	2,930,023	(871,342)	5,659,279	(3,384)

Changes from principal transactions:
Transfer of net premiums	903,856	1,008,778	950,357	1,366,023
Transfer on terminations	(1,106,842)	(1,476,706)	(2,520,697)	(2,962,608)
Transfer on policy loans	(36,964)	(362,409)	(18,933)	(75,722)
Net interfund transfers	(2,307,117)	(5,244,342)	(6,606,466)	(924,812)

Net increase (decrease) in assets from principal transactions	(2,547,067)	(6,074,679)	(8,195,739)	(2,597,119)

Total increase (decrease) in assets	382,956	(6,946,021)	(2,536,460)	(2,600,503)

Assets, beginning of period	17,767,331	24,713,352	36,834,717	39,435,220

Assets, end of period	$18,150,287	$17,767,331	$34,298,257	$36,834,717

See accompanying notes.

Sub-Account
Capital Appreciation Value Trust		Core Allocation Plus Trust		Core Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$26,221	$11,527	$13,385	$6,056	$223,812	$160,728

26,221	11,527	13,385	6,056	223,812	160,728

—	—	—	—	2,680	2,723

26,221	11,527	13,385	6,056	221,132	158,005

92,046	12,425	3,996	23,397	188,839	156,346
38,481	23,299	(26,076)	(930)	116,887	275,929

130,527	35,724	(22,080)	22,467	305,726	432,275
(29,684)	65,555	39,173	(55,238)	(44,891)	(110,642)

127,064	112,806	30,478	(26,715)	481,967	479,638

27,747	28,520	5,232	17,383	126,713	89,915
(75,091)	(43,776)	(4,096)	(13,957)	(964,691)	(765,622)
(2,998)	(154)	—	—	18,035	4,575
1,017,349	(1,544,116)	750,359	362,760	3,404,554	(3,637,865)

967,007	(1,559,526)	751,495	366,186	2,584,611	(4,308,997)

1,094,071	(1,446,720)	781,973	339,471	3,066,578	(3,829,359)

950,571	2,397,291	410,683	71,212	5,334,373	9,163,732

$2,044,642	$950,571	$1,192,656	$410,683	$8,400,951	$5,334,373

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Diversified Growth & Income Trust Series 1	Core Strategy Trust
	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,065	$933	$650

Total investment income	1,065	933	650
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	1,065	933	650

Realized gains (losses) on investments:
Capital gain distributions	539	—	—
Net realized gains (losses)	2,306	15	23,000

Realized gains (losses)	2,845	15	23,000
Unrealized appreciation (depreciation) during the period	(2,217)	2,665	(1,115)

Net increase (decrease) in assets from operations	1,693	3,613	22,535

Changes from principal transactions:
Transfer of net premiums	2,332	1,157	—
Transfer on terminations	(2,364)	(402)	(1,907)
Transfer on policy loans	—	—	—
Net interfund transfers	(69,549)	1,848	(715,666)

Net increase (decrease) in assets from principal transactions	(69,581)	2,603	(717,573)

Total increase (decrease) in assets	(67,888)	6,216	(695,038)

Assets, beginning of period	67,888	28,125	723,163

Assets, end of period	—	$34,341	$28,125

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.

See accompanying notes.

Sub-Account
Disciplined Diversification Trust		Emerging Markets Value Trust		Equity-Income Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$11,748	$11,185	$282,257	$438,501	$2,840,900	$2,466,092

11,748	11,185	282,257	438,501	2,840,900	2,466,092

—	—	8,335	10,778	173,199	170,719

11,748	11,185	273,922	427,723	2,667,701	2,295,373

6,392	2,424	1,711,823	3,391,585	—	—
(1,535)	77,569	(2,307,635)	1,723,786	(1,001,479)	(3,508,953)

4,857	79,993	(595,812)	5,115,371	(1,001,479)	(3,508,953)
42,956	(101,222)	4,537,872	(13,860,126)	19,938,296	(971,924)

59,561	(10,044)	4,215,982	(8,317,032)	21,604,518	(2,185,504)

13,877	13,186	460,487	1,053,950	2,870,645	4,093,508
(29,620)	(72,451)	(1,035,184)	(1,029,628)	(10,983,319)	(12,605,775)
—	—	22,192	(281,787)	(219,237)	(30,899)
(28,799)	(314,222)	593,535	(2,743,020)	(3,958,292)	8,348,725

(44,542)	(373,487)	41,030	(3,000,485)	(12,290,203)	(194,441)

15,019	(383,531)	4,257,012	(11,317,517)	9,314,315	(2,379,945)

479,341	862,872	22,695,369	34,012,886	127,620,500	130,000,445

$494,360	$479,341	$26,952,381	$22,695,369	$136,934,815	$127,620,500

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust		Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$17,065	$33,715	$15,501	$14,378

Total investment income	17,065	33,715	15,501	14,378
Expenses:
Mortality and expense risk	1,563	1,710	—	—

Net investment income (loss)	15,502	32,005	15,501	14,378

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	25,949	172,015	(623)	63,652

Realized gains (losses)	25,949	172,015	(623)	63,652
Unrealized appreciation (depreciation) during the period	257,534	(420,184)	56,310	(54,592)

Net increase (decrease) in assets from operations	298,985	(216,164)	71,188	23,438

Changes from principal transactions:
Transfer of net premiums	69,177	72,713	2,478	21,280
Transfer on terminations	(187,233)	(248,639)	(39,479)	(8,472)
Transfer on policy loans	(2,677)	(126,375)	—	—
Net interfund transfers	260,190	(175,086)	22,159	(713,690)

Net increase (decrease) in assets from principal transactions	139,457	(477,387)	(14,842)	(700,882)

Total increase (decrease) in assets	438,442	(693,551)	56,346	(677,444)

Assets, beginning of period	1,687,978	2,381,529	461,622	1,139,066

Assets, end of period	$2,126,420	$1,687,978	$517,968	$461,622

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(o)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.

See accompanying notes.

Sub-Account
Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust		Fundamental Holdings Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)

$142,998	—	$393,192	$541,601	$1,131	$733

142,998	—	393,192	541,601	1,131	733

1,722	1,925	131,975	144,416	334	160

141,276	(1,925)	261,217	397,185	797	573

2,909,145	5,145,088	—	—	—	—
1,235,263	3,979,118	(136,393)	(691,376)	1,073	209

4,144,408	9,124,206	(136,393)	(691,376)	1,073	209
3,262,032	(13,569,680)	10,051,032	(869,069)	4,070	230

7,547,716	(4,447,399)	10,175,856	(1,163,260)	5,940	1,012

1,712,866	1,762,973	1,579,775	2,195,195	5,660	175
(2,291,812)	(4,951,950)	(4,625,651)	(5,549,125)	(1,907)	(2,918)
(20,361)	(847,956)	(126,608)	(167,037)	—	—
(5,978,289)	(2,638,854)	(2,196,517)	(1,566,915)	10,446	22,909

(6,577,596)	(6,675,787)	(5,369,001)	(5,087,882)	14,199	20,166

970,120	(11,123,186)	4,806,855	(6,251,142)	20,139	21,178

45,051,048	56,174,234	46,282,299	52,533,441	46,555	25,377

$46,021,168	$45,051,048	$51,089,154	$46,282,299	$66,694	$46,555

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Large Cap Value Trust		Fundamental Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$17,714	$11,118	$44,080	$53,748

Total investment income	17,714	11,118	44,080	53,748
Expenses:
Mortality and expense risk	272	3	3,633	3,491

Net investment income (loss)	17,442	11,115	40,447	50,257

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	76,173	(102,768)	753,464	(93,737)

Realized gains (losses)	76,173	(102,768)	753,464	(93,737)
Unrealized appreciation (depreciation) during the period	159,535	100,193	(75,398)	(271,453)

Net increase (decrease) in assets from operations	253,150	8,540	718,513	(314,933)

Changes from principal transactions:
Transfer of net premiums	52,468	46,169	311,998	419,347
Transfer on terminations	(35,919)	(42,066)	(616,752)	(439,117)
Transfer on policy loans	(29,773)	43,275	(34,175)	(48,958)
Net interfund transfers	337,283	(32,754)	(1,613,686)	(222,079)

Net increase (decrease) in assets from principal transactions	324,059	14,624	(1,952,615)	(290,807)

Total increase (decrease) in assets	577,209	23,164	(1,234,102)	(605,740)

Assets, beginning of period	1,035,643	1,012,479	5,798,505	6,404,245

Assets, end of period	$1,612,852	$1,035,643	$4,564,403	$5,798,505

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(p)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

Sub-Account
Global Bond Trust		Global Diversification Trust Series 1		Global Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$2,706,533	$2,226,822	$7,287	$14,741	$23,189	$68,930

2,706,533	2,226,822	7,287	14,741	23,189	68,930

26,331	28,516	153	8	493	462

2,680,202	2,198,306	7,134	14,733	22,696	68,468

—	—	—	—	—	—
801,883	(320,492)	18,251	(91,529)	65,102	(53,691)

801,883	(320,492)	18,251	(91,529)	65,102	(53,691)
(950,544)	1,154,454	95,661	(73,054)	203,411	(279,369)

2,531,541	3,032,268	121,046	(149,850)	291,209	(264,592)

888,546	1,160,678	19,185	138,310	26,199	26,417
(2,181,583)	(3,187,307)	(49,495)	(131,184)	(109,702)	(1,165,101)
(189,879)	(237,820)	(3,995)	(6,578)	—	—
5,717,185	(2,001,149)	(390,234)	122,215	(2,057,217)	(455,396)

4,234,269	(4,265,598)	(424,539)	122,763	(2,140,720)	(1,594,080)

6,765,810	(1,233,330)	(303,493)	(27,087)	(1,849,511)	(1,858,672)

36,361,137	37,594,467	744,079	771,166	2,934,723	4,793,395

$43,126,947	$36,361,137	$440,586	$744,079	$1,085,212	$2,934,723

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust		High Yield Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$2,703,635	$2,604,051

Total investment income	—	—	2,703,635	2,604,051
Expenses:
Mortality and expense risk	15,561	12,434	25,299	22,092

Net investment income (loss)	(15,561)	(12,434)	2,678,336	2,581,959

Realized gains (losses) on investments:
Capital gain distributions	945,768	96,736	—	—
Net realized gains (losses)	868,119	1,069,331	(3,377,774)	(2,460,841)

Realized gains (losses)	1,813,887	1,166,067	(3,377,774)	(2,460,841)
Unrealized appreciation (depreciation) during the period	1,741,638	(137,159)	6,468,096	120,412

Net increase (decrease) in assets from operations	3,539,964	1,016,474	5,768,658	241,530

Changes from principal transactions:
Transfer of net premiums	587,351	324,205	607,790	927,369
Transfer on terminations	(1,195,592)	(1,249,346)	(1,997,237)	(2,445,045)
Transfer on policy loans	(57,447)	(359,902)	(42,243)	(171,476)
Net interfund transfers	3,613,830	1,624,589	4,826,719	2,530,724

Net increase (decrease) in assets from principal transactions	2,948,142	339,546	3,395,029	841,572

Total increase (decrease) in assets	6,488,106	1,356,020	9,163,687	1,083,102

Assets, beginning of period	10,268,697	8,912,677	28,709,254	27,626,152

Assets, end of period	$16,756,803	$10,268,697	$37,872,941	$28,709,254

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

See accompanying notes.

Sub-Account
International Core Trust		International Equity Index Trust A		International Equity Index Trust B
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$251,853	$240,247	$215,645	$175,870	$1,202,487	$3,383,323

251,853	240,247	215,645	175,870	1,202,487	3,383,323

1,437	1,757	3,063	4,712	78,116	93,125

250,416	238,490	212,582	171,158	1,124,371	3,290,198

—	—	378,713	127,634	—	—
28,658	19,798	(926,147)	(232,753)	(1,008,160)	(4,429,799)

28,658	19,798	(547,434)	(105,119)	(1,008,160)	(4,429,799)
967,377	(1,214,490)	955,567	(870,601)	15,034,794	(12,658,417)

1,246,451	(956,202)	620,715	(804,562)	15,151,005	(13,798,018)

126,610	142,706	208,945	228,953	1,400,912	1,755,968
(353,264)	(180,728)	(375,298)	(442,666)	(4,505,909)	(4,877,089)
(25,287)	(296)	2,361	4,259	(92,152)	(846,141)
(704,895)	301,099	(5,161,579)	409,766	7,320,651	(21,304,959)

(956,836)	262,781	(5,325,571)	200,312	4,123,502	(25,272,221)

289,615	(693,421)	(4,704,856)	(604,250)	19,274,507	(39,070,239)

8,867,856	9,561,277	4,704,856	5,309,106	85,856,599	124,926,838

$9,157,471	$8,867,856	—	$4,704,856	$105,131,106	$85,856,599

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Growth Stock Trust	International Opportunities Trust
	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$54,395	$158,893	$80,323

Total investment income	54,395	158,893	80,323
Expenses:
Mortality and expense risk	462	2,515	3,745

Net investment income (loss)	53,933	156,378	76,578

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	2,917	(61,731)	(613,988)

Realized gains (losses)	2,917	(61,731)	(613,988)
Unrealized appreciation (depreciation) during the period	266,298	554,226	(1,285,864)

Net increase (decrease) in assets from operations	323,148	648,873	(1,823,274)

Changes from principal transactions:
Transfer of net premiums	31,091	293,437	420,818
Transfer on terminations	(57,469)	(422,729)	(751,695)
Transfer on policy loans	453	(7,080)	(32,311)
Net interfund transfers	7,810,966	(8,608,717)	(1,173,130)

Net increase (decrease) in assets from principal transactions	7,785,041	(8,745,089)	(1,536,318)

Total increase (decrease) in assets	8,108,189	(8,096,216)	(3,359,592)

Assets, beginning of period	—	8,096,216	11,455,808

Assets, end of period	$8,108,189	—	$8,096,216

(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(v)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

Sub-Account
International Small Company Trust		International Value Trust		Investment Quality Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$91,884	$178,251	$1,082,218	$1,250,957	$302,689	$405,399

91,884	178,251	1,082,218	1,250,957	302,689	405,399

3,180	4,172	61,357	74,973	14,299	12,065

88,704	174,079	1,020,861	1,175,984	288,390	393,334

—	—	—	—	—	—
3,011	218,390	(654,924)	211,268	394,723	88,495

3,011	218,390	(654,924)	211,268	394,723	88,495
1,380,556	(2,265,006)	6,751,902	(7,886,549)	161,849	231,117

1,472,271	(1,872,537)	7,117,839	(6,499,297)	844,962	712,946

132,480	470,755	1,063,126	1,929,159	165,129	147,645
(308,853)	(557,351)	(2,869,944)	(5,116,016)	(796,815)	(1,003,761)
22,269	(17,468)	73,546	(181,809)	4,691	(230,674)
(2,943,716)	630,002	(6,604,191)	(3,780,376)	3,831,319	691,083

(3,097,820)	525,938	(8,337,463)	(7,149,042)	3,204,324	(395,707)

(1,625,549)	(1,346,599)	(1,219,624)	(13,648,339)	4,049,286	317,239

8,859,729	10,206,328	43,229,895	56,878,234	9,874,484	9,557,245

$7,234,180	$8,859,729	$42,010,271	$43,229,895	$13,923,770	$9,874,484

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth Trust		Large Cap Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$21,185	—	$11,656	$19,278

Total investment income	21,185	—	11,656	19,278
Expenses:
Mortality and expense risk	2,753	2,675	1,061	1,742

Net investment income (loss)	18,432	(2,675)	10,595	17,536

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,708,047	167,475	169,532	100,399

Realized gains (losses)	1,708,047	167,475	169,532	100,399
Unrealized appreciation (depreciation) during the period	5,514,587	(802,540)	12,255	(106,883)

Net increase (decrease) in assets from operations	7,241,066	(637,740)	192,382	11,052

Changes from principal transactions:
Transfer of net premiums	1,492,212	1,622,090	15,114	96,362
Transfer on terminations	(2,219,154)	(2,888,162)	(72,808)	(143,044)
Transfer on policy loans	87,611	(435,304)	—	—
Net interfund transfers	525,459	(81,520)	(1,454,289)	(474,531)

Net increase (decrease) in assets from principal transactions	(113,872)	(1,782,896)	(1,511,983)	(521,213)

Total increase (decrease) in assets	7,127,194	(2,420,636)	(1,319,601)	(510,161)

Assets, beginning of period	37,853,092	40,273,728	1,319,601	1,829,762

Assets, end of period	$44,980,286	$37,853,092	—	$1,319,601

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

Sub-Account
Large Cap Value Trust	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$64,685	$66,081	$92,447	$1,564,551	$2,314,556

64,685	66,081	92,447	1,564,551	2,314,556

2,897	6,243	7,692	124,342	154,547

61,788	59,838	84,755	1,440,209	2,160,009

—	—	—	—	—
1,752,385	254,797	167,859	2,523,462	2,157,409

1,752,385	254,797	167,859	2,523,462	2,157,409
(788,003)	445,146	(576,776)	3,532,415	(4,031,501)

1,026,170	759,781	(324,162)	7,496,086	285,917

187,470	466,729	630,879	2,006,313	2,578,192
(587,234)	(448,012)	(898,924)	(8,766,339)	(7,040,462)
(112,034)	(2,864)	(454,044)	(124,050)	(455,545)
(14,680,143)	(848,340)	(1,705,621)	1,566,161	(2,156,793)

(15,191,941)	(832,487)	(2,427,710)	(5,317,915)	(7,074,608)

(14,165,771)	(72,706)	(2,751,872)	2,178,171	(6,788,691)

14,165,771	4,769,861	7,521,733	67,024,824	73,813,515

—	$4,697,155	$4,769,861	$69,202,995	$67,024,824

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust		Lifestyle Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$178,469	$179,934	$732,665	$1,190,940

Total investment income	178,469	179,934	732,665	1,190,940
Expenses:
Mortality and expense risk	3,054	2,222	78,692	84,067

Net investment income (loss)	175,415	177,712	653,973	1,106,873

Realized gains (losses) on investments:
Capital gain distributions	133,662	—	—	—
Net realized gains (losses)	84,179	225,658	(1,492,843)	(1,063,555)

Realized gains (losses)	217,841	225,658	(1,492,843)	(1,063,555)
Unrealized appreciation (depreciation) during the period	52,938	(235,773)	6,448,810	(876,842)

Net increase (decrease) in assets from operations	446,194	167,597	5,609,940	(833,524)

Changes from principal transactions:
Transfer of net premiums	100,548	310,659	1,884,488	3,820,653
Transfer on terminations	(389,012)	(421,782)	(1,606,397)	(2,854,515)
Transfer on policy loans	1,567	(330,725)	36,517	(714,017)
Net interfund transfers	1,762,712	(289,236)	(7,601,925)	(2,950,547)

Net increase (decrease) in assets from principal transactions	1,475,815	(731,084)	(7,287,317)	(2,698,426)

Total increase (decrease) in assets	1,922,009	(563,487)	(1,677,377)	(3,531,950)

Assets, beginning of period	4,315,307	4,878,794	41,437,665	44,969,615

Assets, end of period	$6,237,316	$4,315,307	$39,760,288	$41,437,665

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust		Mid Cap Index Trust		Mid Cap Stock Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$321,612	$141,826	$272,666	$131,360	—	—

321,612	141,826	272,666	131,360	—	—

12,761	2,688	7,540	8,229	49,914	54,475

308,851	139,138	265,126	123,131	(49,914)	(54,475)

—	—	1,762,928	422,450	—	—
118,231	94,797	1,124,000	1,336,974	573,769	1,610,903

118,231	94,797	2,886,928	1,759,424	573,769	1,610,903
116,084	(165,646)	(139,511)	(2,017,765)	5,602,840	(4,595,997)

543,166	68,289	3,012,543	(135,210)	6,126,695	(3,039,569)

374,619	227,801	521,703	561,321	803,051	1,173,504
(583,684)	(645,376)	(1,147,017)	(893,953)	(1,895,659)	(2,649,044)
(20,342)	(225,332)	(16,384)	(515,729)	(84,439)	(361,978)
8,692,530	1,344,186	(840,979)	(1,643,617)	(738,865)	(2,859,537)

8,463,123	701,279	(1,482,677)	(2,491,978)	(1,915,912)	(4,697,055)

9,006,289	769,568	1,529,866	(2,627,188)	4,210,783	(7,736,624)

3,830,809	3,061,241	17,375,111	20,002,299	28,291,575	36,028,199

$12,837,098	$3,830,809	$18,904,977	$17,375,111	$32,502,358	$28,291,575

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$296,605	$273,785	$48,693	—

Total investment income	296,605	273,785	48,693	—
Expenses:
Mortality and expense risk	39,583	40,475	67,001	95,890

Net investment income (loss)	257,022	233,310	(18,308)	(95,890)

Realized gains (losses) on investments:
Capital gain distributions	2,641,101	—	8,306	127,184
Net realized gains (losses)	919,686	(14,367)	—	—

Realized gains (losses)	3,560,787	(14,367)	8,306	127,184
Unrealized appreciation (depreciation) during the period	2,216,825	(1,886,802)	—	—

Net increase (decrease) in assets from operations	6,034,634	(1,667,859)	(10,002)	31,294

Changes from principal transactions:
Transfer of net premiums	729,471	841,778	12,285,665	15,028,913
Transfer on terminations	(2,629,534)	(2,956,285)	(45,411,752)	(31,410,802)
Transfer on policy loans	7,891	(315,879)	(2,425,321)	(10,843,453)
Net interfund transfers	(3,642,484)	(2,682,307)	6,041,130	16,885,819

Net increase (decrease) in assets from principal transactions	(5,534,656)	(5,112,693)	(29,510,278)	(10,339,523)

Total increase (decrease) in assets	499,978	(6,780,552)	(29,520,280)	(10,308,229)

Assets, beginning of period	32,772,540	39,553,092	145,814,043	156,122,272

Assets, end of period	$33,272,518	$32,772,540	$116,293,763	$145,814,043

See accompanying notes.

Sub-Account
Natural Resources Trust		Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$186,448	$129,829	$984,918	$798,849	$339,283	$682,371

186,448	129,829	984,918	798,849	339,283	682,371

14,543	19,302	32,013	32,182	10,287	8,741

171,905	110,527	952,905	766,667	328,996	673,630

—	—	—	—	—	—
4,262	1,909,285	1,679,872	783,335	567,896	180,197

4,262	1,909,285	1,679,872	783,335	567,896	180,197
(19,796)	(7,596,836)	6,128,990	2,881,580	712,984	1,027,451

156,371	(5,577,024)	8,761,767	4,431,582	1,609,876	1,881,278

559,406	968,367	919,418	1,324,419	876,395	1,139,321
(972,839)	(2,019,700)	(3,491,754)	(4,704,060)	(1,076,737)	(1,272,038)
(82,343)	(419,315)	(140,787)	(199,357)	(68,592)	(155,909)
1,993,084	(625,436)	(1,242,617)	1,047,954	784,801	4,123,169

1,497,308	(2,096,084)	(3,955,740)	(2,531,044)	515,867	3,834,543

1,653,679	(7,673,108)	4,806,027	1,900,538	2,125,743	5,715,821

20,266,554	27,939,662	52,297,723	50,397,185	18,487,723	12,771,902

$21,920,233	$20,266,554	$57,103,750	$52,297,723	$20,613,466	$18,487,723

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short Term Government Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$946,390	$918,480

Total investment income	—	—	946,390	918,480
Expenses:
Mortality and expense risk	4,373	6,227	30,441	34,633

Net investment income (loss)	(4,373)	(6,227)	915,949	883,847

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	96,524
Net realized gains (losses)	114,974	946,688	(37,011)	155,811

Realized gains (losses)	114,974	946,688	(37,011)	252,335
Unrealized appreciation (depreciation) during the period	206,576	(1,191,977)	(328,202)	(139,408)

Net increase (decrease) in assets from operations	317,177	(251,516)	550,736	996,774

Changes from principal transactions:
Transfer of net premiums	99,762	166,327	535,186	539,731
Transfer on terminations	(225,430)	(383,006)	(6,331,173)	(2,444,443)
Transfer on policy loans	(2,463)	(298,125)	(5,153,388)	73,139
Net interfund transfers	670,049	(1,332,532)	18,790,945	9,406,476

Net increase (decrease) in assets from principal transactions	541,918	(1,847,336)	7,841,570	7,574,903

Total increase (decrease) in assets	859,095	(2,098,852)	8,392,306	8,571,677

Assets, beginning of period	3,033,278	5,132,130	37,341,440	28,769,763

Assets, end of period	$3,892,373	$3,033,278	$45,733,746	$37,341,440

See accompanying notes.

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$318,651	$188,467	—	$9,110

—	—	318,651	188,467	—	9,110

77,724	88,676	6,682	6,551	2,520	3,664

(77,724)	(88,676)	311,969	181,916	(2,520)	5,446

5,421,733	1,113,261	2,625,925	67,156	—	—
(62,487)	860,498	246,500	386,798	808,207	736,570

5,359,246	1,973,759	2,872,425	453,954	808,207	736,570
1,262,668	(4,944,538)	(869,651)	(1,322,035)	538,968	(954,431)

6,544,190	(3,059,455)	2,314,743	(686,165)	1,344,655	(212,415)

926,348	1,497,763	305,479	354,660	283,745	266,481
(2,976,775)	(2,937,189)	(1,187,295)	(737,432)	(517,377)	(335,948)
(130,454)	(445,748)	(2,954)	(205,644)	(1,937)	2,003
(5,499,978)	(740,677)	599,341	(421,888)	(1,316,724)	(3,330,155)

(7,680,859)	(2,625,851)	(285,429)	(1,010,304)	(1,552,293)	(3,397,619)

(1,136,669)	(5,685,306)	2,029,314	(1,696,469)	(207,638)	(3,610,034)

41,418,390	47,103,696	14,878,204	16,574,673	7,896,579	11,506,613

$40,281,721	$41,418,390	$16,907,518	$14,878,204	$7,688,941	$7,896,579

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust		Small Company Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$628,267	$631,399	$14,372	$34,435

Total investment income	628,267	631,399	14,372	34,435
Expenses:
Mortality and expense risk	46,341	45,624	5,383	5,603

Net investment income (loss)	581,926	585,775	8,989	28,832

Realized gains (losses) on investments:
Capital gain distributions	3,333,045	—	—	—
Net realized gains (losses)	3,934,688	1,594,357	391,867	276,187

Realized gains (losses)	7,267,733	1,594,357	391,867	276,187
Unrealized appreciation (depreciation) during the period	2,694,015	(1,548,408)	453,457	(421,891)

Net increase (decrease) in assets from operations	10,543,674	631,724	854,313	(116,872)

Changes from principal transactions:
Transfer of net premiums	1,342,650	1,920,788	224,144	280,536
Transfer on terminations	(5,503,057)	(5,296,108)	(478,294)	(483,136)
Transfer on policy loans	(115,970)	(234,275)	(8,351)	(33,959)
Net interfund transfers	(8,557,696)	(2,184,158)	147,969	168,568

Net increase (decrease) in assets from principal transactions	(12,834,073)	(5,793,753)	(114,532)	(67,991)

Total increase (decrease) in assets	(2,290,399)	(5,162,029)	739,781	(184,863)

Assets, beginning of period	71,795,672	76,957,701	5,324,334	5,509,197

Assets, end of period	$69,505,273	$71,795,672	$6,064,115	$5,324,334

See accompanying notes.

Sub-Account
Smaller Company Growth Trust		Strategic Income Opportunities Trust		Total Bond Market Trust B
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$519,339	$773,829	$726,840	$1,914,748

—	—	519,339	773,829	726,840	1,914,748

380	733	7,246	7,331	38,606	38,902

(380)	(733)	512,093	766,498	688,234	1,875,846

49,200	—	—	—	—	—
28,752	56,697	(204,321)	19,110	447,947	513,702

77,952	56,697	(204,321)	19,110	447,947	513,702
21,305	(109,909)	588,705	(640,614)	617,835	858,328

98,877	(53,945)	896,477	144,994	1,754,016	3,247,876

18,336	37,001	221,570	245,188	716,322	947,430
(100,798)	(101,848)	(834,945)	(528,990)	(2,981,068)	(3,383,131)
(10,861)	(51,717)	(203,788)	(49,089)	(163,607)	(254,761)
121,097	(1,096,839)	634,223	(534,633)	(739,704)	(843,116)

27,774	(1,213,403)	(182,940)	(867,524)	(3,168,057)	(3,533,578)

126,651	(1,267,348)	713,537	(722,530)	(1,414,041)	(285,702)

686,741	1,954,089	7,078,113	7,800,643	44,710,494	44,996,196

$813,392	$686,741	$7,791,650	$7,078,113	$43,296,453	$44,710,494

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust		Total Stock Market Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$2,617,858	$5,000,333	$332,334	$262,734

Total investment income	2,617,858	5,000,333	332,334	262,734
Expenses:
Mortality and expense risk	17,783	17,020	19,212	21,213

Net investment income (loss)	2,600,075	4,983,313	313,122	241,521

Realized gains (losses) on investments:
Capital gain distributions	—	4,334,217	54,567	—
Net realized gains (losses)	449,356	1,907,818	513,529	593,440

Realized gains (losses)	449,356	6,242,035	568,096	593,440
Unrealized appreciation (depreciation) during the period	6,901,572	(6,826,659)	2,054,649	(734,012)

Net increase (decrease) in assets from operations	9,951,003	4,398,689	2,935,867	100,949

Changes from principal transactions:
Transfer of net premiums	2,509,749	4,014,642	509,016	486,634
Transfer on terminations	(9,984,758)	(6,904,006)	(1,707,159)	(1,731,702)
Transfer on policy loans	(5,462,718)	(401,879)	(122,283)	(115,144)
Net interfund transfers	10,677,947	(5,194,216)	7,907	(898,747)

Net increase (decrease) in assets from principal transactions	(2,259,780)	(8,485,459)	(1,312,519)	(2,258,959)

Total increase (decrease) in assets	7,691,223	(4,086,770)	1,623,348	(2,158,010)

Assets, beginning of period	112,954,573	117,041,343	19,386,092	21,544,102

Assets, end of period	$120,645,796	$112,954,573	$21,009,440	$19,386,092

(t)	Fund available in prior year but no activity.
(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
Ultra Short Term Bond Trust		U.S. Equity Trust	Utilities Trust
Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/12 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,966	$10,811	$18,851	$485,281	$743,939

4,966	10,811	18,851	485,281	743,939

609	360	1,662	10,222	11,290

4,357	10,451	17,189	475,059	732,649

—	—	—	—	—
(5,090)	(52)	(18,842)	1,581,397	347,532

(5,090)	(52)	(18,842)	1,581,397	347,532
3,665	(10,898)	14,888	(112,559)	(13,530)

2,932	(499)	13,235	1,943,897	1,066,651

33,778	34,703	42,210	308,288	362,526
(385,111)	(15,006)	(319,885)	(4,023,185)	(4,376,442)
—	—	3,721	(11,732)	(61,238)
33,584	726,863	1,487,878	(4,241,180)	5,236,519

(317,749)	746,560	1,213,924	(7,967,809)	1,161,365

(314,817)	746,061	1,227,159	(6,023,912)	2,228,016

746,061	—	—	19,530,505	17,302,489

$431,244	$746,061	$1,227,159	$13,506,593	$19,530,505

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust		Total
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$89,780	$98,681	$33,969,846	$44,765,307

Total investment income	89,780	98,681	33,969,846	44,765,307
Expenses:
Mortality and expense risk	5,131	3,182	1,849,775	1,972,138

Net investment income (loss)	84,649	95,499	32,120,071	42,793,169

Realized gains (losses) on investments:
Capital gain distributions	—	—	23,684,388	15,140,076
Net realized gains (losses)	550,451	608,624	15,734,543	12,685,802

Realized gains (losses)	550,451	608,624	39,418,931	27,825,878
Unrealized appreciation (depreciation) during the period	812,507	(688,295)	214,951,835	(114,073,444)

Net increase (decrease) in assets from operations	1,447,607	15,828	286,490,837	(43,454,397)

Changes from principal transactions:
Transfer of net premiums	282,479	378,036	60,940,084	79,763,627
Transfer on terminations	(591,186)	(2,115,567)	(193,250,355)	(184,493,131)
Transfer on policy loans	(31,703)	(147,959)	(15,247,515)	(23,788,518)
Net interfund transfers	1,385,196	(290,352)	(20,064,117)	(50,328,093)

Net increase (decrease) in assets from principal transactions	1,044,786	(2,175,842)	(167,621,903)	(178,846,115)

Total increase (decrease) in assets	2,492,393	(2,160,014)	118,868,934	(222,300,512)

Assets, beginning of period	7,930,214	10,090,228	2,095,553,479	2,317,853,991

Assets, end of period	$10,422,607	$7,930,214	$2,214,422,413	$2,095,553,479

See accompanying notes.

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2012

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 68 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2012. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life nsurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
International Growth Stock Trust	November 5, 2012
U.S. Equity Trust	April 30, 2012

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
American Blue Chip Income and Growth Trust Series 1	American Growth-Income Trust Series 1	November 5, 2012
Balanced Trust	Lifestyle Growth Trust	April 30, 2012
International Equity Index Trust A	International Equity Index Trust B	November 5, 2012
International Opportunities Trust	International Growth Stock Trust	November 5, 2012
Large Cap Trust	U.S. Equity Trust	April 30, 2012

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$2,214,422,413
Level 2	—
Level 3	—

$2,214,422,413

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charges

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$25,286,523	$38,806,441
Active Bond Trust	9,935,981	8,472,231
All Cap Core Trust	391,520	534,824
All Cap Value Trust	1,252,952	5,493,482
Alpha Opportunities Trust	314,399	669,556

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Asset Allocation Trust Series 1	$89,134	$120,987
American Blue Chip Income and Growth Trust Series 1	2,977,213	4,837,357
American Global Growth Trust Series 1	63,839	515,818
American Global Small Capitalization Trust Series 1	171,420	16,645
American Growth Trust Series 1	1,802,345	10,572,905
American Growth-Income Trust Series 1	5,735,249	3,119,291
American High-Income Bond Trust Series 1	844,359	410,307
American International Trust Series 1	3,284,893	10,248,834
American New World Trust Series 1	945,049	994,071
Balanced Trust	31,448	96,299
Blue Chip Growth Trust	10,998,243	15,294,585
Bond Trust	779,586	571,671
Capital Appreciation Trust	6,276,794	14,450,222
Capital Appreciation Value Trust	2,059,071	973,797
Core Allocation Plus Trust	1,215,685	446,809
Core Bond Trust	7,107,669	4,113,087
Core Strategy Trust	3,937	401
Disciplined Diversification Trust	63,328	89,730
Emerging Markets Value Trust	10,111,966	8,085,192
Equity-Income Trust	17,818,274	27,440,776
Financial Services Trust	465,900	310,941
Franklin Templeton Founding Allocation Trust	40,726	40,066
Fundamental All Cap Core Trust	2,383,735	7,491,519
Fundamental Holdings Trust Series 1	22,873	7,878
Fundamental Large Cap Value Trust	1,341,948	1,000,447
Fundamental Value Trust	555,198	2,467,365
Global Bond Trust	15,700,407	8,785,936
Global Diversification Trust Series 1	307,110	724,514
Global Trust	429,867	2,547,891
Health Sciences Trust	7,034,353	3,156,004
High Yield Trust	22,340,208	16,266,842
International Core Trust	729,289	1,435,709
International Equity Index Trust A	3,921,693	8,655,969
International Equity Index Trust B	15,900,898	10,653,025
International Growth Stock Trust	8,038,866	199,892
International Opportunities Trust	2,506,611	11,095,323
International Small Company Trust	2,304,005	5,313,122
International Value Trust	7,192,535	14,509,137
Investment Quality Bond Trust	9,103,521	5,610,807
Large Cap Trust	834,923	2,336,311
Lifestyle Aggressive Trust	747,962	1,520,611
Lifestyle Balanced Trust	6,390,029	10,267,737
Lifestyle Conservative Trust	2,986,272	1,201,379
Lifestyle Growth Trust	3,888,308	10,521,651
Lifestyle Moderate Trust	10,303,942	1,531,969
Mid Cap Index Trust	7,825,429	7,280,051
Mid Cap Stock Trust	6,265,601	8,231,426
Mid Value Trust	6,263,713	8,900,246
Money Market Trust B	71,161,279	100,681,559
Natural Resources Trust	8,630,484	6,961,271
Real Estate Securities Trust	7,214,685	10,217,520
Real Return Bond Trust	10,156,958	9,312,095

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Science & Technology Trust	$1,151,900	$614,356
Short Term Government Income Trust	28,156,248	19,398,729
Small Cap Growth Trust	9,418,219	11,755,070
Small Cap Index Trust	5,566,784	2,914,318
Small Cap Opportunities Trust	2,964,268	4,519,080
Small Cap Value Trust	9,242,917	18,162,018
Small Company Value Trust	1,555,515	1,661,058
Smaller Company Growth Trust	382,196	305,602
Strategic Income Opportunities Trust	2,490,802	2,161,649
Total Bond Market Trust B	5,150,234	7,630,056
Total Return Trust	32,794,395	32,454,099
Total Stock Market Index Trust	2,850,369	3,795,198
Ultra Short Term Bond Trust	434,253	747,646
U.S. Equity Trust	2,930,182	1,699,070
Utilities Trust	3,588,485	11,081,237
Value Trust	4,438,098	3,308,662
All Asset Portfolio	9,705,711	4,357,173
Brandes International Equity Trust	7,937,137	26,930,513
Business Opportunity Value Trust	2,199,437	4,595,121
Frontier Capital Appreciation Trust	8,992,724	12,519,898
Large Cap Growth Trust	7,730,726	7,826,166

	$502,230,805	$614,048,250

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2013 and has determined that no events have occurred that require additional disclosure.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	15,556	16,243	18,200	20,463	21,981
Units issued	811	994	699	1,583	2,175
Units redeemed	(1,530)	(1,681)	(2,656)	(3,846)	(3,693)

Units, end of period (000’s)	14,837	15,556	16,243	18,200	20,463

Unit value, end of period $	25.70 to 28.52	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66
Assets, end of period $ (000’s)	388,023	351,035	360,475	352,933	315,740
Investment income ratio*	1.01%	1.78%	1.73%	2.21%	2.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.09% to 15.80%	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,378	1,389	1,416	1,672	2,146
Units issued	244	258	231	173	139
Units redeemed	(255)	(269)	(258)	(429)	(613)

Units, end of period (000’s)	1,367	1,378	1,389	1,416	1,672

Unit value, end of period $	29.85 to 66.31	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09
Assets, end of period $ (000’s)	47,322	43,918	41,425	36,794	35,824
Investment income ratio*	4.27%	5.54%	7.68%	7.02%	5.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.07% to 9.76%	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,758	1,590	1,627	1,423	684
Units issued	570	414	339	1,267	1,658
Units redeemed	(305)	(246)	(376)	(1,063)	(919)

Units, end of period (000’s)	2,023	1,758	1,590	1,627	1,423

Unit value, end of period $	15.08 to 15.82	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93
Assets, end of period $ (000’s)	31,925	24,192	21,532	19,560	14,121
Investment income ratio*	4.67%	6.58%	6.79%	7.83%	6.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.94% to 14.65%	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	27	19	11	4	5
Units issued	31	16	17	7	—
Units redeemed	(42)	(8)	(9)	—	(1)

Units, end of period (000’s)	16	27	19	11	4

Unit value, end of period $	13.08 to 13.72	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05
Assets, end of period $ (000’s)	205	306	211	107	33
Investment income ratio*	0.84%	1.01%	1.48%	3.01%	1.78%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.91% to 16.62%	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	846	567	628	550	312
Units issued	48	348	132	246	359
Units redeemed	(358)	(69)	(193)	(168)	(121)

Units, end of period (000’s)	536	846	567	628	550

Unit value, end of period $	14.87 to 15.60	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78
Assets, end of period $ (000’s)	8,261	11,792	8,237	7,722	5,347
Investment income ratio*	0.71%	0.46%	0.44%	0.64%	1.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.23% to 10.92%	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	128	2	—	—
Units issued	13	133	2	1
Units redeemed	(46)	(7)	—	(1)

Units, end of period (000’s)	95	128	2	—

Unit value, end of period $	16.25 to 16.63	13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	1,568	1,750	32	—
Investment income ratio*	0.64%	0.46%	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.62% to 21.38%	(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	44	108	63	—
Units issued	7	12	78	93
Units redeemed	(11)	(76)	(33)	(30)

Units, end of period (000’s)	40	44	108	63

Unit value, end of period $	11.75	10.15	10.06	8.98
Assets, end of period $ (000’s)	477	447	1,093	563
Investment income ratio*	1.55%	1.39%	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	15.77%	0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	176	174	182	179	173
Units issued	194	56	29	49	40
Units redeemed	(370)	(54)	(37)	(46)	(34)

Units, end of period (000’s)	—	176	174	182	179

Unit value, end of period $	12.59 to 13.19	11.29 to 11.76	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36
Assets, end of period $ (000’s)	—	2,053	2,070	1,934	1,495
Investment income ratio*	0.00%	1.31%	1.28%	1.74%	4.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.57% to 12.15%	(1.90%) to (1.29%)	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	89	—
Units issued	6	92
Units redeemed	(54)	(3)

Units, end of period (000’s)	41	89

Unit value, end of period $	11.05 to 11.19	9.10 to 9.17
Assets, end of period $ (000’s)	456	812
Investment income ratio*	0.34%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.37% to 22.12%	(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	6	—
Units issued	19	6
Units redeemed	(2)	—

Units, end of period (000’s)	23	6

Unit value, end of period $	9.51 to 9.64	8.13 to 8.19
Assets, end of period $ (000’s)	213	46
Investment income ratio*	1.39%	1.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.98% to 17.71%	(19.93%) to (19.43%)

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,377	2,730	2,859	2,008	1,732
Units issued	121	552	1,047	2,023	996
Units redeemed	(741)	(905)	(1,176)	(1,172)	(720)

Units, end of period (000’s)	1,757	2,377	2,730	2,859	2,008

Unit value, end of period $	14.40 to 15.11	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21
Assets, end of period $ (000’s)	26,308	30,359	36,695	32,514	16,441
Investment income ratio*	0.38%	0.22%	0.36%	0.27%	1.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.49%	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	438	492	699	332	310
Units issued	432	23	48	476	60
Units redeemed	(246)	(77)	(255)	(109)	(38)

Units, end of period (000’s)	624	438	492	699	332

Unit value, end of period $	12.98 to 13.62	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17
Assets, end of period $ (000’s)	8,339	5,027	5,787	7,428	2,692
Investment income ratio*	2.07%	1.14%	0.94%	1.45%	2.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.44% to 17.16%	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	74	—
Units issued	70	93
Units redeemed	(37)	(19)

Units, end of period (000’s)	107	74

Unit value, end of period $	11.34 to 11.49	10.09 to 10.16
Assets, end of period $ (000’s)	1,216	746
Investment income ratio*	8.27%	11.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.41% to 13.11%	0.83% to 1.46%

(t) Fund available in prior year but no activity.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,108	2,183	1,923	1,874	976
Units issued	211	388	657	1,240	1,334
Units redeemed	(733)	(463)	(397)	(1,191)	(436)

Units, end of period (000’s)	1,586	2,108	2,183	1,923	1,874

Unit value, end of period $	14.83 to 15.55	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14
Assets, end of period $ (000’s)	24,582	27,823	33,638	27,722	18,951
Investment income ratio*	1.06%	1.40%	1.70%	1.15%	5.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.50%	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	284	280	55	—
Units issued	61	137	301	68
Units redeemed	(67)	(133)	(76)	(13)

Units, end of period (000’s)	278	284	280	55

Unit value, end of period $	15.41 to 15.77	13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	4,366	3,801	4,382	729
Investment income ratio*	0.61%	1.48%	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.64% to 17.37%	(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust
	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	6	2	—
Units issued	—	4	3
Units redeemed	(6)	—	(1)

Units, end of period (000’s)	—	6	2

Unit value, end of period $	14.46 to 14.73	13.34 to 13.57	13.28 to 13.41
Assets, end of period $ (000’s)	—	89	29
Investment income ratio*	4.38%	2.39%	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.35% to 8.57%	0.50% to 1.13%	11.94% to 12.63%

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,532	3,700	3,853	4,206	4,372
Units issued	366	509	376	294	369
Units redeemed	(496)	(677)	(529)	(647)	(535)

Units, end of period (000’s)	3,402	3,532	3,700	3,853	4,206

Unit value, end of period $	30.64 to 79.24	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69
Assets, end of period $ (000’s)	95,434	84,498	86,878	78,242	61,013
Investment income ratio*	0.13%	0.01%	0.09%	0.19%	0.39%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.66% to 18.39%	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)

	Sub-Account
	Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)
Units, beginning of period	121	—
Units issued	69	122
Units redeemed	(55)	(1)

Units, end of period (000’s)	135	121

Unit value, end of period $	10.64 to 10.72	10.07 to 10.08
Assets, end of period $ (000’s)	1,446	1,224
Investment income ratio*	3.72%	14.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.65% to 6.31%	0.70% to 0.82%

(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,991	3,483	3,821	4,419	4,795
Units issued	243	380	386	521	1,019
Units redeemed	(978)	(872)	(724)	(1,119)	(1,395)

Units, end of period (000’s)	2,256	2,991	3,483	3,821	4,419

Unit value, end of period $	27.49 to 30.57	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36
Assets, end of period $ (000’s)	67,388	74,076	99,778	104,544	96,474
Investment income ratio*	1.84%	2.98%	3.27%	2.41%	3.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	19.94% to 20.68%	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,289	1,720	2,052	1,987	1,535
Units issued	136	125	496	662	809
Units redeemed	(303)	(556)	(828)	(597)	(357)

Units, end of period (000’s)	1,122	1,289	1,720	2,052	1,987

Unit value, end of period $	15.16 to 16.20	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58
Assets, end of period $ (000’s)	18,150	17,767	24,713	27,001	20,983
Investment income ratio*	0.84%	0.38%	0.77%	0.85%	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.56% to 17.29%	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,674	2,866	2,815	2,457	2,617
Units issued	396	542	629	881	814
Units redeemed	(919)	(734)	(578)	(523)	(974)

Units, end of period (000’s)	2,151	2,674	2,866	2,815	2,457

Unit value, end of period $	15.37 to 16.13	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72
Assets, end of period $ (000’s)	34,298	36,835	39,435	34,648	21,273
Investment income ratio*	0.19%	0.11%	0.19%	0.33%	0.50%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.31% to 16.03%	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	86	223	163	3	—
Units issued	156	115	150	166	3
Units redeemed	(81)	(252)	(90)	(6)	—

Units, end of period (000’s)	161	86	223	163	3

Unit value, end of period $	12.76	11.12	10.79	9.47	7.27
Assets, end of period $ (000’s)	2,045	951	2,397	1,538	20
Investment income ratio*	2.28%	1.37%	1.87%	11.49%	1.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	14.77%	3.09%	13.91%	30.26%	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	45	8	—
Units issued	113	40	8
Units redeemed	(45)	(3)	—

Units, end of period (000’s)	113	45	8

Unit value, end of period $	10.63	9.36	9.58
Assets, end of period $ (000’s)	1,193	411	71
Investment income ratio*	3.90%	1.64%	1.86%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	13.53%	(2.26%)	10.57%

(t) Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	363	677	792	329	261
Units issued	438	150	124	627	293
Units redeemed	(265)	(464)	(239)	(164)	(225)

Units, end of period (000’s)	536	363	677	792	329

Unit value, end of period $	14.94 to 15.67	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53
Assets, end of period $ (000’s)	8,401	5,334	9,164	10,009	3,786
Investment income ratio*	2.90%	2.58%	2.45%	4.06%	5.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.88% to 6.54%	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	70	3	—
Units issued	—	—	67	11
Units redeemed	—	(67)	—	(8)

Units, end of period (000’s)	3	3	70	3

Unit value, end of period $	11.64	10.34	10.32	9.17
Assets, end of period $ (000’s)	34	28	723	25
Investment income ratio*	3.01%	0.52%	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	12.58%	0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	47	83	149	—
Units issued	4	43	12	149
Units redeemed	(8)	(79)	(78)	—

Units, end of period (000’s)	43	47	83	149

Unit value, end of period $	11.51	10.21	10.42	9.19
Assets, end of period $ (000’s)	494	479	863	1,367
Investment income ratio*	2.46%	2.04%	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	12.79%	(2.04%)	13.45%	27.27%

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,179	2,383	1,302	978	336
Units issued	721	626	1,543	1,469	786
Units redeemed	(717)	(830)	(462)	(1,145)	(144)

Units, end of period (000’s)	2,183	2,179	2,383	1,302	978

Unit value, end of period $	11.93 to 12.36	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77
Assets, end of period $ (000’s)	26,952	22,695	34,013	15,110	5,637
Investment income ratio*	1.11%	1.52%	1.61%	0.16%	4.09%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.77% to 18.49%	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,714	4,764	5,175	5,774	6,590
Units issued	505	1,031	823	693	863
Units redeemed	(904)	(1,081)	(1,234)	(1,292)	(1,679)

Units, end of period (000’s)	4,315	4,714	4,764	5,175	5,774

Unit value, end of period $	29.54 to 32.78	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40
Assets, end of period $ (000’s)	136,935	127,621	130,000	122,774	109,191
Investment income ratio*	2.11%	1.86%	1.98%	2.22%	2.48%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.75% to 17.47%	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	151	199	257	189	167
Units issued	38	47	74	139	73
Units redeemed	(24)	(95)	(132)	(71)	(51)

Units, end of period (000’s)	165	151	199	257	189

Unit value, end of period $	10.87 to 20.02	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79
Assets, end of period $ (000’s)	2,126	1,688	2,382	2,667	1,406
Investment income ratio*	0.83%	1.56%	0.31%	0.88%	1.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.29% to 18.03%	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	46	114	164	1	—
Units issued	2	4	39	164	1
Units redeemed	(4)	(72)	(89)	(1)	—

Units, end of period (000’s)	44	46	114	164	1

Unit value, end of period $	11.34	9.75	9.89	8.93	6.79
Assets, end of period $ (000’s)	518	462	1,139	1,469	8
Investment income ratio*	3.28%	2.56%	2.42%	23.94%	8.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	16.33%	(1.45%)	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

A John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,130	1,300	1,500	1,748	1,754
Units issued	133	463	474	415	388
Units redeemed	(278)	(633)	(674)	(663)	(394)

Units, end of period (000’s)	985	1,130	1,300	1,500	1,748

Unit value, end of period $	50.88 to 54.36	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44
Assets, end of period $ (000’s)	46,021	45,051	56,174	50,797	40,217
Investment income ratio*	0.30%	0.00%	0.22%	0.04%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.71% to 17.43%	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)
Units, beginning of period	4,017	4,459	4,967	5,689	22
Units issued	157	226	282	408	6,603
Units redeemed	(580)	(668)	(790)	(1,130)	(936)

Units, end of period (000’s)	3,594	4,017	4,459	4,967	5,689

Unit value, end of period $	13.84 to 14.52	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81
Assets, end of period $ (000’s)	51,089	46,282	52,533	49,112	43,929
Investment income ratio*	0.80%	1.07%	1.19%	1.42%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.89% to 23.67%	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	4	2	1	—
Units issued	2	2	1	1
Units redeemed	(1)	—	—	—

Units, end of period (000’s)	5	4	2	1

Unit value, end of period $	14.33 to 14.66	12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	67	47	25	7
Investment income ratio*	1.84%	2.34%	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.96% to 12.65%	(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(o) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1. (aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	95	94	140	158	148
Units issued	105	38	9	14	38
Units redeemed	(81)	(37)	(55)	(32)	(28)

Units, end of period (000’s)	119	95	94	140	158

Unit value, end of period $	12.99 to 13.62	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60
Assets, end of period $ (000’s)	1,613	1,036	1,012	1,323	1,197
Investment income ratio*	1.48%	0.97%	1.69%	2.17%	2.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	23.72% to 24.48%	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	506	538	592	520	453
Units issued	41	84	70	283	329
Units redeemed	(195)	(116)	(124)	(211)	(262)

Units, end of period (000’s)	352	506	538	592	520

Unit value, end of period $	12.45 to 13.06	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02
Assets, end of period $ (000’s)	4,564	5,799	6,404	6,227	4,158
Investment income ratio*	0.82%	0.85%	1.17%	1.03%	1.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.70% to 13.40%	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,286	1,443	1,515	1,606	1,504
Units issued	443	266	430	512	590
Units redeemed	(297)	(423)	(502)	(603)	(488)

Units, end of period (000’s)	1,432	1,286	1,443	1,515	1,606

Unit value, end of period $	28.70 to 31.84	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38
Assets, end of period $ (000’s)	43,127	36,361	37,594	35,797	32,860
Investment income ratio*	7.03%	6.33%	3.67%	12.70%	0.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.48% to 7.15%	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	56	54	3	—
Units issued	21	188	116	146
Units redeemed	(48)	(186)	(65)	(143)

Units, end of period (000’s)	29	56	54	3

Unit value, end of period $	15.01 to 15.36	13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	441	744	771	39
Investment income ratio*	0.84%	0.87%	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.13% to 15.84%	(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(p) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1. (aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	265	407	141	144	154
Units issued	33	58	298	71	65
Units redeemed	(217)	(200)	(32)	(74)	(75)

Units, end of period (000’s)	81	265	407	141	144

Unit value, end of period $	12.88 to 13.51	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32
Assets, end of period $ (000’s)	1,085	2,935	4,793	1,536	1,193
Investment income ratio*	1.28%	1.59%	2.31%	1.59%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.06% to 21.82%	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	508	488	484	368	397
Units issued	249	340	173	299	240
Units redeemed	(126)	(320)	(169)	(183)	(269)

Units, end of period (000’s)	631	508	488	484	368

Unit value, end of period $	25.09 to 26.98	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10
Assets, end of period $ (000’s)	16,757	10,269	8,913	7,594	4,411
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.12% to 31.93%	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,793	1,743	1,577	1,202	1,333
Units issued	1,113	694	860	1,100	340
Units redeemed	(920)	(644)	(694)	(725)	(471)

Units, end of period (000’s)	1,986	1,793	1,743	1,577	1,202

Unit value, end of period $	17.74 to 19.45	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19
Assets, end of period $ (000’s)	37,873	28,709	27,626	21,989	10,820
Investment income ratio*	7.90%	9.19%	48.58%	12.49%	9.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.30% to 19.07%	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	743	725	872	872	720
Units issued	38	92	173	292	209
Units redeemed	(115)	(74)	(320)	(292)	(57)

Units, end of period (000’s)	666	743	725	872	872

Unit value, end of period $	13.13 to 13.77	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16
Assets, end of period $ (000’s)	9,157	8,868	9,561	10,500	8,851
Investment income ratio*	2.92%	2.51%	1.98%	2.40%	5.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.45% to 15.16%	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)

	Sub-Account
	International Equity Index Trust A
	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	495	479	—
Units issued	328	102	679
Units redeemed	(823)	(86)	(200)

Units, end of period (000’s)	—	495	479

Unit value, end of period $	10.38 to 10.54	9.40 to 9.50	11.03 to 11.08
Assets, end of period $ (000’s)	—	4,705	5,309
Investment income ratio*	4.35%	3.35%	2.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.36% to 10.94%	(14.75%) to (14.21%)	10.30% to 10.76%

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	4,011	5,056	5,494	6,401	5,181
Units issued	654	356	329	495	2,011
Units redeemed	(445)	(1,401)	(767)	(1,402)	(791)

Units, end of period (000’s)	4,220	4,011	5,056	5,494	6,401

Unit value, end of period $	23.07 to 41.55	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52
Assets, end of period $ (000’s)	105,131	85,857	124,927	120,140	102,439
Investment income ratio*	1.32%	3.11%	2.55%	3.72%	3.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.03% to 17.76%	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)

Sub-Account
International Growth Stock Trust
Year Ended Dec. 31/12 (r)
Units, beginning of period	—
Units issued	798
Units redeemed	(20)

Units, end of period (000’s)	778

Unit value, end of period $	10.40 to 10.41
Assets, end of period $ (000’s)	8,108
Investment income ratio*	4.27%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	4.02% to 4.12%

(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	675	802	809	969	993
Units issued	180	100	245	244	542
Units redeemed	(855)	(227)	(252)	(404)	(566)

Units, end of period (000’s)	—	675	802	809	969
Unit value, end of period $	12.45 to 13.05	11.56 to 12.05	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16

Assets, end of period $ (000’s)	—	8,096	11,456	10,154	8,853
Investment income ratio*	2.23%	0.76%	1.48%	1.08%	1.35%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.76% to 8.33%	(16.44%) to (15.91%)	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)

(v) Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	875	845	672	—
Units issued	199	280	369	891
Units redeemed	(474)	(250)	(196)	(219)

Units, end of period (000’s)	600	875	845	672

Unit value, end of period $	11.83 to 12.06	9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	7,234	8,860	10,206	6,617
Investment income ratio*	1.30%	1.72%	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.50% to 19.23%	(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,728	4,275	782	725	788
Units issued	490	443	4,154	236	257
Units redeemed	(1,175)	(990)	(661)	(179)	(320)

Units, end of period (000’s)	3,043	3,728	4,275	782	725

Unit value, end of period $	13.32 to 13.98	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15
Assets, end of period $ (000’s)	42,010	43,230	56,878	9,642	6,583
Investment income ratio*	2.65%	2.38%	2.81%	2.62%	3.81%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.61% to 19.36%	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	696	727	724	482	1,998
Units issued	585	113	546	525	167
Units redeemed	(369)	(144)	(543)	(283)	(1,683)

Units, end of period (000’s)	912	696	727	724	482

Unit value, end of period $	14.71 to 15.43	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97
Assets, end of period $ (000’s)	13,924	9,874	9,557	8,883	5,268
Investment income ratio*	2.50%	4.28%	5.13%	5.25%	2.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.99% to 7.66%	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08
Units, beginning of period	1,522	1,598	1,823	2,234	2,272
Units issued	263	455	339	392	998
Units redeemed	(272)	(531)	(564)	(803)	(1,036)

Units, end of period (000’s)	1,513	1,522	1,598	1,823	2,234

Unit value, end of period $	30.09 to 33.46	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72
Assets, end of period $ (000’s)	44,980	37,853	40,274	37,194	33,265
Investment income ratio*	0.05%	0.00%	0.38%	0.65%	0.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.58% to 19.31%	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	117	158	72	76	65
Units issued	66	40	166	28	51
Units redeemed	(183)	(81)	(80)	(32)	(40)

Units, end of period (000’s)	—	117	158	72	76

Unit value, end of period $	12.48 to 13.04	10.98 to 11.45	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84
Assets, end of period $ (000’s)	—	1,320	1,830	724	587
Investment income ratio*	2.09%	1.61%	1.57%	1.92%	1.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.61% to 13.84%	(2.63%) to (2.02%)	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	388	571	626	586	620
Units issued	49	168	120	192	242
Units redeemed	(109)	(351)	(175)	(152)	(276)

Units, end of period (000’s)	328	388	571	626	586

Unit value, end of period $	13.83 to 14.51	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41
Assets, end of period $ (000’s)	4,697	4,770	7,522	7,090	4,888
Investment income ratio*	1.44%	1.59%	1.99%	1.16%	1.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.95% to 16.67%	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	5,101	5,642	6,856	5,928	1,261
Units issued	345	542	630	2,424	5,219
Units redeemed	(739)	(1,083)	(1,844)	(1,496)	(552)

Units, end of period (000’s)	4,707	5,101	5,642	6,856	5,928

Unit value, end of period $	14.23 to 14.93	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06
Assets, end of period $ (000’s)	69,203	67,025	73,814	80,535	53,175
Investment income ratio*	2.35%	3.26%	2.69%	5.11%	8.77%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.21% to 11.90%	0.05% to 0.67%	11.09% to 11.78 1/2%	30.08% to 30.89%	(31.76%) to (31.33%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	313	368	326	287	178
Units issued	186	140	215	149	161
Units redeemed	(83)	(195)	(173)	(110)	(52)

Units, end of period (000’s)	416	313	368	326	287

Unit value, end of period $	14.32 to 15.02	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99
Assets, end of period $ (000’s)	6,237	4,315	4,879	3,959	2,870
Investment income ratio*	3.16%	4.56%	2.64%	5.74%	5.18%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.88% to 8.55%	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,242	3,455	3,875	3,823	3,544
Units issued	226	404	412	553	918
Units redeemed	(745)	(617)	(832)	(501)	(639)

Units, end of period (000’s)	2,723	3,242	3,455	3,875	3,823

Unit value, end of period $	14.07 to 14.76	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73
Assets, end of period $ (000’s)	39,760	41,438	44,970	44,742	33,172
Investment income ratio*	1.73%	2.75%	2.29%	3.49%	2.73%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.21% to 13.91%	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	285	233	162	111	117
Units issued	701	151	159	69	165
Units redeemed	(106)	(99)	(88)	(18)	(171)

Units, end of period (000’s)	880	285	233	162	111

Unit value, end of period $	14.23 to 14.92	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35
Assets, end of period $ (000’s)	12,837	3,831	3,061	1,922	1,034
Investment income ratio*	4.35%	4.07%	3.01%	6.46%	3.92%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.04% to 10.70%	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,084	1,223	1,277	1,251	823
Units issued	333	251	752	373	716
Units redeemed	(412)	(390)	(806)	(347)	(288)

Units, end of period (000’s)	1,005	1,084	1,223	1,277	1,251

Unit value, end of period $	17.73 to 18.95	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56
Assets, end of period $ (000’s)	18,905	17,375	20,002	16,601	11,900
Investment income ratio*	1.45%	0.72%	1.17%	1.17%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.81% to 17.54%	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	886	1,031	1,249	1,426	1,499
Units issued	156	165	168	308	814
Units redeemed	(214)	(310)	(386)	(485)	(887)

Units, end of period (000’s)	828	886	1,031	1,249	1,426

Unit value, end of period $	44.35 to 49.83	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71
Assets, end of period $ (000’s)	32,502	28,292	36,028	34,766	30,506
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.58% to 22.34%	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,458	1,674	1,899	1,877	2,823
Units issued	134	94	181	726	357
Units redeemed	(348)	(310)	(406)	(704)	(1,303)

Units, end of period (000’s)	1,244	1,458	1,674	1,899	1,877

Unit value, end of period $	25.02 to 27.42	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18
Assets, end of period $ (000’s)	33,273	32,773	39,553	38,650	26,216
Investment income ratio*	0.87%	0.74%	2.04%	0.68%	1.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.81% to 19.54%	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	8,811	9,518	9,456	19,383	10,592
Units issued	4,340	7,370	9,920	8,888	20,320
Units redeemed	(6,121)	(8,077)	(9,858)	(18,815)	(11,529)

Units, end of period (000’s)	7,030	8,811	9,518	9,456	19,383

Unit value, end of period $	16.03 to 17.37	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26
Assets, end of period $ (000’s)	116,294	145,814	156,122	154,284	357,522
Investment income ratio*	0.04%	0.00%	0.05%	0.51%	1.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.58%) to 0.03%	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,207	1,327	1,438	1,299	1,071
Units issued	498	487	563	724	616
Units redeemed	(406)	(607)	(674)	(585)	(388)

Units, end of period (000’s)	1,299	1,207	1,327	1,438	1,299

Unit value, end of period $	16.17 to 16.97	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53
Assets, end of period $ (000’s)	21,920	20,267	27,940	26,305	14,921
Investment income ratio*	0.92%	0.49%	0.73%	1.20%	0.70%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.04%) to 0.58%	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,180	1,215	1,284	1,452	1,522
Units issued	115	242	272	322	335
Units redeemed	(184)	(277)	(341)	(490)	(405)

Units, end of period (000’s)	1,111	1,180	1,215	1,284	1,452

Unit value, end of period $	60.44 to 105.48	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75
Assets, end of period $ (000’s)	57,104	52,298	50,397	40,631	35,570
Investment income ratio*	1.76%	1.50%	1.96%	3.54%	3.35%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.60% to 17.33%	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,287	997	987	880	1,863
Units issued	650	779	754	757	1,225
Units redeemed	(617)	(489)	(744)	(650)	(2,208)

Units, end of period (000’s)	1,320	1,287	997	987	880

Unit value, end of period $	14.96 to 15.69	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88
Assets, end of period $ (000’s)	20,613	18,488	12,772	11,643	8,685
Investment income ratio*	1.75%	4.18%	11.44%	9.49%	0.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.19% to 8.86%	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	204	320	206	93	88
Units issued	70	148	188	313	131
Units redeemed	(37)	(264)	(74)	(200)	(126)

Units, end of period (000’s)	237	204	320	206	93

Unit value, end of period $	15.79 to 16.57	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91
Assets, end of period $ (000’s)	3,892	3,033	5,132	2,669	729
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.85% to 10.54%	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)

	Sub-Account
	Short Term Government Income Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	3,569	2,826	—
Units issued	2,583	2,222	3,247
Units redeemed	(1,831)	(1,479)	(421)

Units, end of period (000’s)	4,321	3,569	2,826

Unit value, end of period $	10.43 to 10.60	10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)	45,734	37,341	28,770
Investment income ratio*	1.85%	2.48%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.53% to 1.18%	2.19% to 2.83%	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,386	2,530	2,809	3,103	3,326
Units issued	198	474	323	325	500
Units redeemed	(586)	(618)	(602)	(619)	(723)

Units, end of period (000’s)	1,998	2,386	2,530	2,809	3,103

Unit value, end of period $	19.03 to 21.12	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84
Assets, end of period $ (000’s)	40,282	41,418	47,104	42,830	35,288
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.80% to 16.53%	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,262	1,340	1,376	1,550	1,486
Units issued	200	138	253	222	294
Units redeemed	(213)	(216)	(289)	(396)	(230)

Units, end of period (000’s)	1,249	1,262	1,340	1,376	1,550

Unit value, end of period $	11.75 to 17.87	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05
Assets, end of period $ (000’s)	16,908	14,878	16,575	13,420	12,171
Investment income ratio*	2.05%	1.18%	0.56%	0.91%	1.42%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.34% to 16.06%	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	685	969	688	121	106
Units issued	247	179	1,164	724	35
Units redeemed	(361)	(463)	(883)	(157)	(20)

Units, end of period (000’s)	571	685	969	688	121

Unit value, end of period $	12.89 to 13.52	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87
Assets, end of period $ (000’s)	7,689	7,897	11,507	6,321	832
Investment income ratio*	0.00%	0.09%	0.00%	0.00%	2.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.15% to 16.88%	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)

	Sub-Account
	Small Cap Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	2,538	2,747	3,034	3,523	4,249
Units issued	164	375	482	713	700
Units redeemed	(574)	(584)	(769)	(1,202)	(1,426)

Units, end of period (000’s)	2,128	2,538	2,747	3,034	3,523

Unit value, end of period $	28.10 to 48.39	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43
Assets, end of period $ (000’s)	69,505	71,796	76,958	66,941	60,239
Investment income ratio*	0.87%	0.84%	0.42%	0.68%	1.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.06% to 15.78%	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	361	369	468	309	254
Units issued	96	80	124	292	300
Units redeemed	(104)	(88)	(223)	(133)	(245)

Units, end of period (000’s)	353	361	369	468	309

Unit value, end of period $	16.49 to 17.30	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67
Assets, end of period $ (000’s)	6,064	5,324	5,509	5,771	2,979
Investment income ratio*	0.25%	0.61%	1.37%	0.43%	0.76%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.68% to 16.41%	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	55	148	36	—
Units issued	24	16	143	62
Units redeemed	(23)	(109)	(31)	(26)

Units, end of period (000’s)	56	55	148	36

Unit value, end of period $	13.95 to 14.23	12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	813	687	1,954	386
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.55% to 16.27%	(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10 (b)	Dec. 31/09	Dec. 31/08
Units, beginning of period	459	516	114	64	25
Units issued	120	150	546	79	47
Units redeemed	(131)	(207)	(144)	(29)	(8)

Units, end of period (000’s)	448	459	516	114	64

Unit value, end of period $	16.72 to 17.55	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36
Assets, end of period $ (000’s)	7,792	7,078	7,801	1,489	663
Investment income ratio*	6.85%	10.92%	21.94%	9.22%	15.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.24% to 12.94%	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	2,075	2,242	2,331	2,495	2,774
Units issued	199	296	333	504	451
Units redeemed	(342)	(463)	(422)	(668)	(730)

Units, end of period (000’s)	1,932	2,075	2,242	2,331	2,495

Unit value, end of period $	20.84 to 22.83	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01
Assets, end of period $ (000’s)	43,296	44,710	44,996	43,935	44,368
Investment income ratio*	1.63%	4.25%	4.33%	4.98%	5.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.44% to 4.08%	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Return Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	6,999	7,539	6,957	6,028	8,605
Units issued	1,787	1,901	3,692	3,716	2,153
Units redeemed	(1,900)	(2,441)	(3,110)	(2,787)	(4,730)

Units, end of period (000’s)	6,886	6,999	7,539	6,957	6,028

Unit value, end of period $	16.53 to 17.57	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71
Assets, end of period $ (000’s)	120,646	112,955	117,041	100,285	76,496
Investment income ratio*	2.12%	4.43%	2.46%	4.34%	3.93%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.89% to 8.57%	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%

	Sub-Account
	Total Stock Market Index Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	1,110	1,225	1,380	1,522	1,607
Units issued	147	123	91	312	229
Units redeemed	(194)	(238)	(246)	(454)	(314)

Units, end of period (000’s)	1,063	1,110	1,225	1,380	1,522

Unit value, end of period $	15.16 to 53.59	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58
Assets, end of period $ (000’s)	21,009	19,386	21,544	20,572	17,810
Investment income ratio*	1.59%	1.24%	1.39%	1.58%	1.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.84% to 15.56%	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	75	—
Units issued	43	86
Units redeemed	(74)	(11)

Units, end of period (000’s)	44	75

Unit value, end of period $	9.93 to 10.07	9.93 to 10.00
Assets, end of period $ (000’s)	431	746
Investment income ratio*	1.10%	3.44%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.02%) to 0.66%	(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

Sub-Account
U.S. Equity Trust
Year Ended Dec. 31/12 (q)
Units, beginning of period	—
Units issued	293
Units redeemed	(174)

Units, end of period (000’s)	119

Unit value, end of period $	10.24 to 10.28
Assets, end of period $ (000’s)	1,227
Investment income ratio*	1.94%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	2.38% to 2.81%

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Utilities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	1,015	959	918	817	989
Units issued	151	289	756	287	989
Units redeemed	(548)	(233)	(715)	(186)	(1,161)

Units, end of period (000’s)	618	1,015	959	918	817

Unit value, end of period $	20.94 to 21.97	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89
Assets, end of period $ (000’s)	13,507	19,531	17,302	14,518	9,689
Investment income ratio*	3.24%	3.83%	2.95%	4.94%	2.69%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.93% to 13.63%	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)

	Sub-Account
	Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08
Units, beginning of period	512	658	940	597	403
Units issued	255	86	188	861	337
Units redeemed	(195)	(232)	(470)	(518)	(143)

Units, end of period (000’s)	572	512	658	940	597

Unit value, end of period $	17.40 to 18.25	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90
Assets, end of period $ (000’s)	10,423	7,930	10,090	11,787	5,302
Investment income ratio*	0.91%	0.98%	1.07%	1.71%	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.77% to 17.50%	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risks charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risks charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

PART C
OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)(1) Resolution of the Board of Directors establishing Separate Account S is incorporated by reference to the post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account S from John Hancock Variable Life Insurance Company, incorporated by reference to the Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 3, file number 333-157212, filed with the Commission in April 2012.

(d)(1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010 and form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Form of specimen flexible variable life insurance policy for Medallion Executive Variable Life, incorporated by reference to the initial registration statement, file number 333-164150, filed with the Commission on January 4, 2010.

(3) Form of specimen flexible variable life insurance policy for Medallion Executive Variable Life II, incorporated by reference to the initial registration statement, file number 333-164150, filed with the Commission on January 4, 2010.

(4) Form of specimen flexible variable life insurance policy for Medallion Executive Variable Life III, incorporated by reference to the initial registration statement, file number 333-164150, filed with the Commission on January 4, 2010.

(5) Form of specimen Enhanced Cash Value Rider, incorporated by reference to the initial registration statement, file number 333-164150, filed with the Commission on January 4, 2010.

(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurnace Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.

(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post effective amendment number 1, file number 333-179570, filed with the Commission in April, 2013.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Marc Costantini*
Michael Doughty**
Steven Finch**	and Chief Financial Officer
James D. Gallagher*	and General Counsel & Chief Administrative Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Gregory Mack†
Steven Moore	and Treasurer
Sebastian Pariath	and Head of Operations
Diana L. Scott**
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary

Name and Principal Business Address	Position with Depositor
John C.S. Anderson**
Roy V. Anderson*
Abigail M. Armstrong
Kevin Askew
James Bacharach
Arnold Bergman*
Ann Birle
Stephen J. Blewitt**
Alan Block
Robert Boyda*
Grant Buchanan
David Campbell
Bob Carroll**
Joseph Catalano*
Brian Collins*
Art Creel*
John J. Danello*
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Paul Gallagher**
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate
Accounts**
Hung Ko	Vice President, Treasury
David Kroach***
Cynthia Lacasse**
Denise Lang***
Robert Leach*
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John Maynard*
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Scott Morin*
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
James O’Brien
Frank O’Neill*
Daragh O’Sullivan
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*
Tracey Polsgrove
Krishna Ramdial****	Vice President, Treasury

Name and Principal Business Address	Position with Depositor
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Christopher Sutherland
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries†††
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*
Brent Wilkinson
Henry Wong**

Assistant Vice Presidents
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Eynshteyn Averbukh
William Ball
Michael Barnes
Jack Barry
Naomi S. Bazak
P.J. Beltramini
William D. Bertrand
Jon Bourgault
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Tabitha Chinniah
Sean Cochrane
Catherine Collins
Thomas Corrigan
Thomas D. Crohan
Diane Cronin
Paul M. Crowley
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Donna Frankel
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Gerald C. Hanrahan, Jr.
Teresa S. Hayes
Charles Whitney Hill

Name and Principal Business Address	Position with Depositor
Tina Joseph
Recep C. Kendircioglu
Robert J. Keough
Bruce Kinna
Patty Kisielis
Sally Kwan
Brigitte Labreche
Mei-Ling Lee
Thomas Loftus
Jennifer Lynn
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Jeffrey H. Nataupsky
Geoffrey Norris
John O’Connor
Jeffrey Packard
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Sonya Prear
David P. Previte
Peta-Gaye Prinn
Malcolm Quinn
Hilary Quosai
John Retsos
Kathryn Riley
Josephine M. Rollka
Timothy A. Roseen
Louise Santosuosso
Eileen Schindler	and Chief Accountant
Michael L. Short
Susan Simi
Debbie Stickland
Maura Swan
Joan Marie Uzdavinis
Hang T. Vu
John Wallace
Sean A. Williams
Sameh Youssef
Paolo Zadra

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 380 Stuart Street, Boston, MA 02116

†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

†††Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2012

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
83.5%
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings Berhad* (Malaysia)
59.45%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
35.19%
John Hancock Investment Management Services, LLC (2) (Delaware)
54.29%
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) The remaining 4.76% equity of John Hancock Investment Management Services, LLC is held by John Hancock Retirement Plan Services LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Michael Doughty**	Chairman, Director
Edward Eng***	Director, Vice President, Product Development Retirement Plan Services
Steven Finch*	Director
Al Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Karen Walsh*	Director
Emanuel Alves*	Secretary
Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Kris Ramdial****	Vice President, Treasury
Jeffrey H. Long*	Chief Financial Officer and Financial Operations Principal
Kathleen Petit**	Chief Compliance Officer

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2013.

John Hancock Variable Life Account S

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ Craig Bromley

Criag Bromley

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

Signatures

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2013.

Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

April, 2013

This disclosure is distributed to policy owners of variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account S (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Street, C-6, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Certain of the investment options listed below are offered under variable life insurance policies (“policies”) bearing the following titles:

Medallion Executive Variable Life
Medallion Executive Variable Life II
Medallion Executive Variable Life III
Majestic Variable Universal Life
Majestic Variable Universal Life 98
Variable Master Plan Plus
Majestic Variable COLI
Variable Estate Protection
Majestic Variable Estate Protection
Majestic Variable Estate Protection 98
Variable Estate Protection Plus
Variable Estate Protection Edge
Performance Survivorship Variable Universal Life
Majestic Performance Survivorship Variable Universal Life
Performance Executive Variable Life

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

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Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

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Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

3

of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

4

Portfolio	Portfolio Manager	Investment Objective
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
5

Portfolio	Portfolio Manager	Investment Objective
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
6

Portfolio	Portfolio Manager	Investment Objective
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
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Portfolio	Portfolio Manager	Investment Objective
Natural Resources	RS Investment Management Co. LLC; and Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
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Portfolio	Portfolio Manager	Investment Objective
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 2500,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 2500 Index (as of March 31, 2013) — $11 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and

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circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards. If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the

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policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has

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been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the

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recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

15

In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 29, 2013

TO

PROSPECTUSES DATED APRIL 29, 2013 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 29, 2013 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

VL M SUPP (4/2013)

Supplement Dated April 29, 2013

to

Prospectus and Statement of Additional Information

Dated April 29, 2013

MEDALLION EXECUTIVE VARIABLE LIFE II

(RHODE ISLAND ONLY)

We refer to the prospectus as the “Product Prospectus” and the statement of additional information as the “SAI” in this Supplement.

1. Additional Cash Value Rider

You can request the following additional benefit rider in addition to any rider described in the Product Prospectus. This rider is available only on certain polices issued in the State of Rhode Island. Our rules and procedures will govern eligibility for this rider, or any variation to rider benefits. The rider contains specific details that you should review before you decide to choose the rider:

Optional additional cash value rider

While this rider is in effect, we will pay an Additional Cash Value Benefit in addition to the policy surrender value if:

•	written notice of surrender of the policy is received by us while the rider is in force and during the Additional Cash Value Benefit Period specified in the rider; and

•	the surrender is not the result of an exchange of any kind (including, without limitation, an exchange under Section 1035 of the Internal Revenue Code),

The Additional Cash Value Benefit is equal to a percentage of the cumulative premiums paid under the policy less cumulative partial withdrawals. The percentage starts out at 5% and reduces incrementally to 0% over the Additional Cash Value Benefit Period in accordance with a chart appearing in the rider.

The Additional Cash Value Benefit also increases the policy’s account value for purposes of calculating the policy’s death benefit. Any resulting increase in the death benefit would result in an increase in the amount of insurance for which we are at risk. As a consequence, your insurance charges could be higher than they would be in the absence of this rider.

Although the rider increases the account value for purposes of calculating the surrender value and the death benefit, the rider does not increase the maximum amount you may borrow from the policy or the maximum amount you may withdraw from the policy through partial withdrawals.

2. Fee Tables

The third table in the “FEE TABLES” section of the Product Prospectus is amended to include the following at the end thereof:

Rider Charges

Charge	When Charge is Deducted	Amount Deducted

Additional Cash Value Rider Upon payment of premium 1% of all premiums paid in the first policy year

3. Charge for Additional Cash Value Rider

The following charge for the optional additional cash value rider is added to the list of charges that begins under the caption “Deductions from premium payments”:

Optional additional cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 1% of all premiums paid during the first 12 months after the rider is added to the policy. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under “Reduced charges for eligible classes”. No variation in the charge will exceed the maximum stated above.

4. How we market the Additional Cash Value Rider

The schedule of gross commissions for policies with the additional cash value rider may differ from the schedule of gross commissions shown in the SAI under the caption “Principal Underwriter and Distributor”.

ACVSUPP (4/2013)